[***] = Certain information contained in this document, marked by brackets, has been omitted because it is both not material and would be competitively harmful if publicly disclosed.

Exhibit 10.1

SUNRUN XANADU ISSUER 2019-1, LLC

ISSUER

and

WELLS FARGO BANK, NATIONAL ASSOCIATION

INDENTURE TRUSTEE

INDENTURE

DATED AS OF JUNE 6, 2019

$204,000,000

SUNRUN XANADU ISSUER 2019-1, LLC
SOLAR ASSET BACKED NOTES, SERIES 2019-1

Page

2
CPAM: 12883712.7

i

Page

Annex A	–	Standard Definitions

v

THIS INDENTURE (as amended or supplemented from time to time, the “Indenture”) is dated as of June 6, 2019 between Sunrun Xanadu Issuer 2019-1, LLC, a limited liability company organized under the laws of the State of Delaware, as issuer (the “Issuer”), and Wells Fargo Bank, National Association, a national banking association, not in its individual capacity but solely in its capacity as indenture trustee (together with its successors and assigns in such capacity, the “Indenture Trustee”).
PRELIMINARY STATEMENT
Pursuant to this Indenture, there is hereby duly authorized the execution and delivery of a single class of notes designated as the Issuer’s 3.98% Solar Asset Backed Notes, Series 2019-1 (the “Notes”). All covenants and agreements made by the Issuer herein are for the benefit and security of the Holders of the Notes. The Issuer is entering into this Indenture, and the Indenture Trustee is accepting the trusts created hereby, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.
GRANTING CLAUSE
The Issuer hereby Grants to the Indenture Trustee, for the benefit of the Holders of the Notes, as their interests may appear, all of the rights, title, interest and benefits of the Issuer whether now existing or hereafter arising in and to: (a) the Project Company Membership Interests; (b) the Solar Assets identified on the Schedule of Solar Assets owned by the Project Company; (c) the Contribution Agreements, the Transaction Management Agreement, the Manager Transition Agreement, the Custodial Agreement, the Performance Guaranty, any Letter of Credit and all other Transaction Documents; (d) amounts (including Insurance Proceeds) deposited from time to time into the Lockbox Account, the Collection Account, the Liquidity Reserve Account and the Inverter Replacement Reserve Account and all Eligible Investments, if any, in each such account; (e) rights (either directly or indirectly) to proceeds (in addition to Insurance Proceeds) from certain insurance policies covering the Solar Assets; (f) proceeds of any and all of the foregoing including all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or other property; and (g) all other assets of the Issuer (collectively, the “Trust Estate”), except that the Trust Estate will not include any Excluded Property.
Such Grants are made in trust, to secure payments of amounts due with respect to the Notes ratably and without prejudice, priority or distinction between the Notes, and to secure: (a) the payment of all amounts on the Notes as such amounts become due in accordance with their terms; (b) the payment of all other sums payable in accordance with the provisions of this Indenture; and (c) compliance with the provisions of this Indenture, all as provided in this Indenture.

The Indenture Trustee acknowledges such Grants, accepts the trusts hereunder in accordance with the provisions of this Indenture, and agrees to perform the duties herein required pursuant to the terms and provisions of this Indenture and subject to the conditions hereof.
ARTICLE I

DEFINITIONS
Section 1.01.    General Definitions and Rules of Construction. Except as otherwise specified or as the context may otherwise require, capitalized terms used in this Indenture shall have the respective meanings given to such terms in the Standard Definitions attached hereto as Annex A, which is hereby incorporated by reference into this Indenture as if set forth fully in this Indenture. The rules of construction set forth in Annex A shall apply to this Indenture and are hereby incorporated by reference into this Indenture as if set forth fully in this Indenture.
Section 1.02.    Calculations. Calculations required to be made pursuant to this Indenture shall be made on the basis of information or accountings as to payments on each Note furnished by the Transaction Manager. Except to the extent they are incorrect on their face, such information or accountings may be conclusively relied upon in making such calculations, but to the extent that it is later determined that any such information or accountings are incorrect, appropriate corrections or adjustments will be made.
ARTICLE II

THE NOTES; RECONVEYANCE
Section 2.01.    General.
(a)    The Notes shall be designated the Issuer’s “3.98% Solar Asset Backed Notes, Series 2019-1”.
(b)    All payments of principal and interest with respect to the Notes shall be made only from the Trust Estate and the Project Company Collateral on the terms and conditions specified herein. Each Noteholder and each Note Owner, by its acceptance of a Note, agrees that, subject to the obligations of the Depositor to repurchase Defective Solar Assets, it will have recourse solely against the Trust Estate, the Project Company Collateral and such payment and indemnification obligations included therein.
(c)    Except as otherwise provided herein, all Notes shall be substantially identical in all respects. Except as specifically provided herein, all Notes issued, authenticated and delivered under this Indenture shall be in all respects equally and ratably entitled to the benefits hereof without preference, priority or distinction on account of the actual time or times of authentication and delivery, all in accordance with the terms and provisions of this Indenture.
(d)    The Initial Outstanding Note Balance of the Notes that may be executed by the Issuer and authenticated and delivered by the Indenture Trustee and Outstanding at any given time under this Indenture is limited to $204,000,000.
(e)    Holders of the Notes shall be entitled to payments of interest and principal as provided herein. The Notes shall have a final maturity on the Rated Final Maturity. No Note has any priority over any other Note.
(f)    The Notes that are authenticated and delivered to the Noteholders by the Indenture Trustee upon an Issuer Order on the Closing Date shall be dated as of the Closing Date. Any Note issued later in exchange for, or in replacement of, any Note issued on the Closing Date shall be dated the date of its authentication.
(g)    The Notes are issuable in the applicable Minimum Denomination and, in each case, integral multiples of $1,000 in excess thereof; provided that one Note may be issued in an additional amount equal to any remaining portion of the Initial Outstanding Note.
Section 2.02.    Forms of Notes. The Notes shall be in substantially the form set forth in Exhibit A, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined by the Issuer, as evidenced by its execution thereof.
The Definitive Notes shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods, all as determined by the officers executing such Notes, as evidenced by their execution of such Notes.
Each Note shall be dated the date of its authentication. The terms of the Notes are set forth in Exhibit A and are part of the terms of this Indenture.
(a)    Global Notes. The Notes are being offered and sold by the Issuer to the Initial Purchasers pursuant to the Note Purchase Agreement.
Notes offered and sold within the United States to QIBs in reliance on Rule 144A shall be issued initially in the form of Rule 144A Global Notes, which shall be deposited on behalf of the purchasers of the Notes represented thereby with the Indenture Trustee, as custodian for the Securities Depository, and registered in the name of the Securities Depository or a nominee of the Securities Depository, duly executed by the Issuer and authenticated by the Indenture Trustee as hereinafter provided. The Outstanding Note Balance of the Rule 144A Global Notes may from time to time be increased or decreased by adjustments made on the records of the Indenture Trustee and the Securities Depository or its nominee as hereinafter provided. The Indenture Trustee shall not be liable for any error or omission by the Securities Depository in making such record adjustments and the records of the Indenture Trustee shall be controlling with regard to outstanding principal amount of Notes hereunder.
Notes offered and sold outside of the United States in reliance on Regulation S under the Securities Act shall be issued initially in the form of a Regulation S Temporary Global Note, which shall be deposited on behalf of the purchasers of the Notes represented thereby with the Indenture Trustee, as custodian for the Securities Depository, and registered in the name of the Securities Depository or the nominee of the Securities Depository for the investors’ respective accounts at Euroclear Bank S.A./N.V. as operator of the Euroclear System (“Euroclear”), or Clearstream Banking société anonyme (“Clearstream”), duly executed by the Issuer and authenticated by the Indenture Trustee as hereinafter provided. Beneficial interests in the Regulation S Temporary Global Notes may be held only through Euroclear or Clearstream.
Within a reasonable period of time following the expiration of the “40-day distribution compliance period” (as defined in Regulation S), beneficial interests in the Regulation S Temporary Global Note shall be exchanged for beneficial interests in Regulation S Permanent Global Notes upon the receipt by the Indenture Trustee of an Officer’s Certificate from the Issuer. The Regulation S Permanent Global Notes will be deposited with the Indenture Trustee, as custodian, and registered in the name of a nominee of the Securities Depository. Simultaneously with the authentication of the Regulation S Permanent Global Notes, the Indenture Trustee shall cancel the Regulation S Temporary Global Note. The Outstanding Note Balance of the Regulation S Temporary Global Note and the Regulation S Permanent Global Notes may from time to time be increased or decreased by adjustments made on the records of the Indenture Trustee and the Securities Depository or its nominee, as the case may be, in connection with transfers of interest as hereinafter provided. The Indenture Trustee shall incur no liability for any error or omission of the Securities Depository in making such record adjustments and the records of the Indenture Trustee shall be controlling with regard to outstanding principal amount of Regulation S Global Notes hereunder.
Each Global Note shall represent such of the outstanding Notes as shall be specified therein and each shall provide that it shall represent the aggregate amount of outstanding Notes from time to time endorsed thereon and that the aggregate amount of outstanding Notes represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges and prepayments. Any endorsement of a Global Note to reflect the amount of any increase or decrease in the amount of outstanding Notes represented thereby shall be made by the Indenture Trustee, or by the Note Registrar at the direction of the Indenture Trustee, in accordance with instructions given by the Holder thereof as required by Section 2.08.
The provisions of the “Operating Procedures of the Euroclear System” and “Terms and Conditions Governing Use of Euroclear” and the “Management Regulations” and “Instructions to Participants” of Clearstream shall be applicable to interests in the Regulation S Temporary Global

Note and the Regulation S Permanent Global Notes that are held by the members of, or participants in, the Securities Depository (“Agent Members”) through Euroclear or Clearstream.
Except as set forth in Section 2.08, the Global Notes may be transferred, in whole and not in part, only to another nominee of the Securities Depository or to a successor of the Securities Depository or its nominee.
(b)    Book-Entry Provisions. This Section 2.02(b) shall apply only to the Global Notes deposited with or on behalf of the Securities Depository.
The Issuer shall execute and the Indenture Trustee shall, in accordance with this Section 2.02(b), authenticate and deliver one Global Note for the Notes which (i) shall be registered in the name of the Securities Depository or the nominee of the Securities Depository and (ii) shall be delivered by the Indenture Trustee to the Securities Depository or pursuant to the Securities Depository’s instructions or held by the Indenture Trustee as custodian for the Securities Depository.
Agent Members shall have no rights either under this Indenture with respect to any Global Note held on their behalf by the Securities Depository or by the Indenture Trustee as custodian for the Securities Depository or under such Global Note, and the Securities Depository may be treated by the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee as the absolute owner of such Global Note for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Issuer, the Indenture Trustee or any agent of the Issuer or the Indenture Trustee from giving effect to any written certification, proxy or other authorization furnished by the Securities Depository or impair, as between the Securities Depository and its Agent Members, the operation of customary practices of such Securities Depository governing the exercise of the rights of an owner of a beneficial interest in any Global Note.
The Note Registrar and the Indenture Trustee shall be entitled to treat the Securities Depository for all purposes of this Indenture (including the payment of principal of and interest on the Notes and the giving of instructions or directions hereunder) as the sole Holder of the Notes, and shall have no obligation to the Note Owners.
The rights of Note Owners shall be exercised only through the Securities Depository and shall be limited to those established by law and agreements between such Note Owners and the Securities Depository and/or the Agent Members pursuant to the Note Depository Agreement. The initial Securities Depository will make book-entry transfers among the Agent Members and receive and transmit payments of principal of and interest on the Notes to such Agent Members with respect to such Global Notes.
Whenever this Indenture requires or permits actions to be taken based upon instructions or directions of Holders of Notes evidencing a specified percentage of the Outstanding amount of the Notes, the Securities Depository shall be deemed to represent such percentage only to the extent that it has received instructions to such effect from Note Owners and/or Agent Members owning or representing, respectively, such required percentage of the beneficial interest in the Notes and has delivered such instructions to the Indenture Trustee.
(c)    Definitive Notes. Except as provided in Sections 2.08 and 2.13, owners of beneficial interests in Global Notes will not be entitled to receive physical delivery of certificated definitive, fully registered Notes (the “Definitive Notes”).
Section 2.03.    Payment of Principal and Interest.
(a) Principal payments on the Notes will be made on each Payment Date to the Noteholders as of the related Record Date pursuant to the provision of Section 5.05. The remaining Outstanding Note Balance, if any, shall be due and payable on the Rated Final Maturity.
(b)    On each Payment Date, the Note Interest will be distributed to the registered Noteholders of the Notes as of the related Record Date in accordance with the Priority of Payments. Interest on the Notes with respect to any Payment Date will accrue at the Note Rate based on the Interest Accrual Period.
Section 2.04.    Payments to Noteholders.
(a)     Noteholders shall, subject to the priorities and conditions set forth in Section 5.05, be entitled to receive payments of interest and principal on each Payment Date. Any payment of interest or principal payable with respect to the Notes on the applicable Payment Date shall be made to the Person in whose name such Note is registered on the Record Date for such Payment Date in the manner provided in Section 5.07.
(b)    All reductions in the principal balance of a Note (or one or more Predecessor Notes) effected by payments of principal made on any Payment Date shall be binding upon all Holders of such Note and of any Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, whether or not such payment is noted on such Note.
Section 2.05.    Execution, Authentication, Delivery and Dating.
(a)     The Notes shall be executed by the Issuer. The signature of such Authorized Officer on the Notes may be manual or facsimile. Notes bearing the manual or facsimile signature of any individual who was, at the time of execution thereof, an Authorized Officer of the Issuer shall bind the Issuer, notwithstanding the fact that such individual ceased to hold such office prior to the authentication and delivery of such Notes or did not hold such office at the date of issuance of such Notes.
(b)    On the Closing Date, the Issuer shall, and at any time and from time to time after the execution and delivery of this Indenture, the Issuer may deliver Notes executed by the Issuer to the Indenture Trustee for authentication, and the Indenture Trustee, upon receipt of the Notes and of an Issuer Order, shall authenticate and deliver such Notes; provided, however, that the Indenture Trustee shall not authenticate the Notes on the Closing Date unless and until it shall have received the documents listed in Section 2.12.
(c)    Each Note authenticated and delivered by the Indenture Trustee to or upon an Issuer Order on or prior to the Closing Date shall be dated the Closing Date. All other Notes that are authenticated after the Closing Date for any other purpose under this Indenture shall be dated the date of their authentication.
(d)    Notes issued upon transfer, exchange or replacement of other Notes shall be issued in authorized denominations reflecting the Outstanding Note Balance so transferred, exchanged or replaced, but shall represent only the Outstanding Note Balance so transferred, exchanged or replaced. In the event that any Note is divided into more than one Note in accordance with this Article II, such Outstanding Note Balance shall be divided among the Notes delivered in exchange therefor.
(e)    No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Note a certificate of authentication, substantially in the form provided for herein, executed by the Indenture Trustee by the manual signature of a Responsible Officer of the Indenture Trustee, and such executed certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered.
Section 2.06.    Temporary Notes. Except for the Notes maintained in book-entry form, temporary Notes shall be issuable in any authorized denomination, and substantially in the form of the Definitive Notes but with such omissions, insertions and variations as may be appropriate for temporary Notes, all as may be determined by the Issuer. Every such temporary Note shall be executed by the Issuer and authenticated by the Indenture Trustee upon the same conditions and in substantially the same manner, and with the same effect, as the Definitive Notes. Without unreasonable delay, the Issuer will execute and deliver to the Indenture Trustee Definitive Notes (other than in the case of Notes in global form) and thereupon any or all temporary Notes (other than in the case of Notes in global form) may be surrendered in exchange therefor, at the Corporate Trust Office, and the Indenture Trustee shall authenticate and deliver in exchange for such temporary Notes an equal aggregate principal amount of Definitive Notes. Such exchange shall be made by the Issuer at its own expense and without any charge therefor. Until so exchanged, the temporary Notes shall in all respects be entitled to the same benefits and subject to the same limitations under this Indenture as Definitive Notes authenticated and delivered hereunder.
Section 2.07.    Registration, Registration of Transfer and Exchange.

(a)     The Indenture Trustee (in such capacity, the “Note Registrar”) shall cause to be kept at its Corporate Trust Office a register (the “Note Register”), in which, subject to such reasonable regulations as it may prescribe, the Note Registrar shall provide for the registration of the Notes and the registration of transfers of such Notes. The Notes are intended to be obligations in registered form for purposes of Section 163(f), Section 871(h)(2) and Section 881(c)(2) of the Code.
(b)    Each Person who has or who acquires any Ownership Interest in a Note shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the provisions of this Section 2.07 and Section 2.08.
(c)    Each purchaser of Global Notes, other than the Initial Purchasers, will be deemed to have represented and agreed as follows:
(i)    The purchaser (A) (1) is a QIB, (2) is aware that the sale to it is being made in reliance on Rule 144A and (3) is acquiring the Notes or interests therein for its own account or for the account of a QIB or (B) is not a U.S. Person and is purchasing the Notes or interests therein in an offshore transaction pursuant to Regulation S.
(ii)    The purchaser understands that the Notes and interests therein are being offered in a transaction not involving any public offering in the United States within the meaning of the Securities Act, that the Notes have not been and will not be registered under the Securities Act and that (A) if in the future it decides to offer, resell, pledge or otherwise transfer any of the Notes or any interests therein, such Notes or the interests therein may not be offered, resold, pledged or otherwise transferred in denominations lower than $100,000 and in integral multiples of $1,000 in excess thereof, and only (1) in the United States to a person whom the seller reasonably believes is a QIB in a transaction meeting the requirements of Rule 144A, (2) outside the United States in a transaction complying with the provisions of Regulation S under the Securities Act, or (3) pursuant to another exemption from registration under the Securities Act (if available and evidenced by an opinion of counsel acceptable to the Issuer and the Indenture Trustee), in each of cases (1) through (3) in accordance with any applicable securities laws of any State of the United States and any other applicable jurisdiction, and that (B) the purchaser will, and each subsequent Holder is required to, notify any subsequent purchaser of such Notes or interests therein from it of the resale restrictions referred to in (A) above. Notwithstanding the foregoing restriction, any Note that has been properly issued in an amount no less than the applicable Minimum Denomination, or any interest therein, may be offered, resold, pledged or otherwise transferred in denominations less than the applicable Minimum Denomination if such lesser denomination is solely a result of a reduction in principal due to payments made in accordance with this Indenture.

(iii)     The purchaser understands that the Notes will bear a legend substantially to the following effect:
THIS NOTE (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND NEITHER THIS NOTE NOR ANY INTEREST HEREIN MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS NOTE OR ANY INTEREST HEREIN IS HEREBY NOTIFIED THAT THE SELLER OF THIS NOTE OR INTEREST HEREIN MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.
THE HOLDER OF THIS NOTE OR ANY INTEREST HEREIN AGREES FOR THE BENEFIT OF THE ISSUER THAT (A) THIS NOTE AND ANY INTEREST HEREIN MAY NOT BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED IN DENOMINATIONS LOWER THAN $100,000 AND IN INTEGRAL MULTIPLES OF $1,000 IN EXCESS THEREOF, AND ONLY (I) IN THE UNITED STATES TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (II) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S, OR (III) PURSUANT TO ANOTHER EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT (IF AVAILABLE AND EVIDENCED BY AN OPINION OF COUNSEL ACCEPTABLE TO THE ISSUER AND THE INDENTURE TRUSTEE), IN EACH OF CASES (I) THROUGH (III) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS NOTE OR ANY INTEREST HEREIN FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE. NOTWITHSTANDING THE FOREGOING RESTRICTION, ANY NOTE THAT HAS BEEN PROPERLY ISSUED IN AN AMOUNT NO LESS THAN $100,000, OR

ANY INTEREST THEREIN, MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED IN DENOMINATIONS LESS THAN $100,000 IF SUCH LESSER DENOMINATION IS SOLELY A RESULT OF A REDUCTION IN PRINCIPAL DUE TO PAYMENTS MADE IN ACCORDANCE WITH THIS INDENTURE.
THE PURCHASER UNDERSTANDS THAT THE ISSUER MAY RECEIVE A LIST OF PARTICIPANTS HOLDING POSITIONS IN THE NOTES FROM THE SECURITIES DEPOSITORY.
(iv)     The purchaser understands that any Note offered in reliance on Regulation S will, during the 40-day distribution compliance period commencing on the day after the later of the commencement of the offering and the date of original issuance of the Notes, bear a legend substantially to the following effect:
THIS NOTE IS A TEMPORARY GLOBAL NOTE FOR PURPOSES OF REGULATION S UNDER THE SECURITIES ACT WHICH IS EXCHANGEABLE FOR A REGULATION S PERMANENT GLOBAL NOTE SUBJECT TO THE TERMS AND CONDITIONS SET FORTH IN THE INDENTURE.
PRIOR TO THE DATE THAT IS 40 DAYS AFTER THE LATER OF THE COMMENCEMENT OF THE OFFERING AND THE ORIGINAL ISSUE DATE OF THE NOTES, THIS NOTE MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO A U.S. PERSON EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.
Following the 40-day distribution compliance period, interests in a Regulation S Temporary Global Note will be exchanged for interests in a Regulation S Permanent Global Note.
(v)    Each purchaser and transferee by its purchase of a Note or Ownership Interest therein shall be deemed to have represented and warranted that (a) it is not acquiring the Note or interest therein for or on behalf of or with the assets of any employee benefit plan as defined in Section 3(3) of the Employment Retirement Income Security Act of 1974, as amended (“ERISA”) that is subject to Title I of ERISA or any other “plan” as defined in Section 4975(e)(1) of the Code that is subject to Section 4975 of the Code or any entity whose underlying assets include plan assets (within the meaning of 29 C.F.R. 2510.3-101, as modified by Section 3(3) of ERISA) by reason of an employee benefit plan’s or plan’s investment in such entity (each a “Benefit Plan Investor”), or any “governmental plan”

within the meaning of Section 3(32) of ERISA or “church plan” within the meaning of Section 3(33) of ERISA that is subject to any substantially similar provision of state or local law (“Similar Law”), or (b) if the purchaser or transferee is a Benefit Plan Investor or a governmental plan or church plan subject to Similar Law, the purchaser and transferee and the fiduciary of such Benefit Plan Investor or governmental plan or church plan by its purchase of the Note or interest therein shall be deemed to have represented and warranted that the purchase and holding of the Note or interest therein will not result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code or violation of Similar Law and will be consistent with any applicable fiduciary duties that may be imposed upon the purchaser or transferee.
(vi)        The purchaser understands that the Issuer may receive a list of participants holding positions in the Notes from the Securities Depository.
(vii)    Each purchaser and transferee by its purchase of a Note or interest therein shall be deemed to have agreed to treat the Note as indebtedness and indicate on all federal, state and local income tax and information returns and reports required to be filed with respect to the Note, under any applicable federal, state or local tax statute or any rule or regulation under any of them, that the Note is indebtedness unless otherwise required by applicable law.
(viii)    Each purchaser and transferee of a Note that is a Benefit Plan Investor, by its purchase of a Note or interest therein, to the extent that the DOL Final Fiduciary Rule remains in effect shall be deemed to have represented and warranted that (i) it has not received and is not receiving investment advice from the ERISA Transaction Parties with respect to the Benefit Plan Investor’s investment in the Notes, (ii) none of the ERISA Transaction Parties has made or will make any recommendations as to the advisability of the acquiring, holding or continuing to hold, disposal of, or exchange of the Notes, or has provided or will provide investment advice, and (iii) that such purchaser or transferee is an Eligible Benefit Plan Investor.
(d)    Other than with respect to Notes maintained in book-entry form, at the option of a Noteholder, Notes may be exchanged for other Notes of any authorized denominations and of a like Outstanding Note Balance upon surrender of the Notes to be exchanged at the Corporate Trust Office. Whenever any Notes are so surrendered for exchange, the Issuer shall execute, and the Indenture Trustee shall authenticate and deliver, the Notes which the Noteholder making the exchange is entitled to receive.
(e)    Other than with respect to Notes maintained in book-entry form, any Note presented or surrendered for registration of transfer or exchange shall be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed. All

Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Issuer, evidencing the same rights, and entitled to the same benefits under this Indenture as the Notes surrendered upon such registration of transfer or exchange. No service charge shall be made for any registration of transfer or exchange of Notes, but the Issuer and the Indenture Trustee may require payment of a sum sufficient to cover any tax or other governmental charge as may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges pursuant to Section 2.08 not involving any transfer.
The Notes have not been and will not be registered under the Securities Act or the securities laws of any jurisdiction. Consequently, the Notes are not transferable other than pursuant to an exemption from the registration requirements of the Securities Act and satisfaction of provisions set forth in this Indenture.
Section 2.08.    Transfer and Exchange.
(a)     The transfer and exchange of Global Notes or beneficial interests therein shall be effected through the Securities Depository, in accordance with this Indenture and the procedures of the Securities Depository therefor, which shall include restrictions on transfer comparable to those set forth herein to the extent required by the Securities Act. Beneficial interests in a Global Note may be transferred to persons who take delivery thereof in the form of a beneficial interest in the same Global Note in accordance with the transfer restrictions set forth in the legends in subsections (c)(iii) and (c)(iv) of Section 2.07, as applicable. Transfers of beneficial interests in the Global Notes to persons required or permitted to take delivery thereof in the form of an interest in another Global Note shall be permitted as follows:
(i)    Rule 144A Global Note to Regulation S Global Note. If, at any time, an owner of a beneficial interest in a Rule 144A Global Note deposited with the Securities Depository (or the Indenture Trustee as custodian for the Securities Depository) wishes to transfer its interest in such Rule 144A Global Note to a person who is required or permitted to take delivery thereof in the form of an interest in a Regulation S Global Note, such owner shall, subject to compliance with the applicable procedures described herein (the “Applicable Procedures”), exchange or cause the exchange of such interest for an equivalent beneficial interest in a Regulation S Global Note as provided in this Section 2.08(a)(i). Upon receipt by the Indenture Trustee of (1) instructions given in accordance with the Applicable Procedures from an Agent Member directing the Indenture Trustee to credit or cause to be credited a beneficial interest in the Regulation S Global Note in an amount equal to the beneficial interest in the Rule 144A Global Note to be exchanged, (2) a written order given in accordance with the Applicable Procedures containing information regarding the participant account of the Securities Depository and the Euroclear or Clearstream account to be credited with such increase, and (3) a certificate in the form of Exhibit B-1 hereto given by the Note Owner of such beneficial interest stating that the transfer of such interest has been made in compliance with the transfer restrictions applicable to the Global Notes and pursuant to and in accordance with Rule 903 or Rule 904 of Regulation S, then the Indenture Trustee, as Note Registrar, shall instruct the Securities Depository to reduce or cause to be reduced the initial Outstanding Note Balance of the applicable Rule 144A Global Note and to increase or cause to be increased the initial Outstanding Note Balance of the applicable Regulation S Global Note by the initial principal amount of the beneficial interest in the Rule 144A Global Note to be exchanged, to credit or cause to be credited to the account of the person specified in such instructions a beneficial interest in the Regulation S Global Note equal to the reduction in the initial Outstanding Note Balance of the Rule 144A Global Note, and to debit, or cause to be debited, from the account of the person making such exchange or transfer the beneficial interest in the Rule 144A Global Note that is being exchanged or transferred.
(ii)    Regulation S Global Note to Rule 144A Global Note. If, at any time an owner of a beneficial interest in a Regulation S Global Note deposited with the Securities Depository or with the Indenture Trustee as custodian for the Securities Depository wishes to transfer its interest in such Regulation S Global Note to a person who is required or permitted to take delivery thereof in the form of an interest in a Rule 144A Global Note, such owner shall, subject to the Applicable Procedures, exchange or cause the exchange of such interest for an equivalent beneficial interest in a Rule 144A Global Note as provided in this Section 2.08(a)(ii). Upon receipt by the Indenture Trustee of (1) instructions from Euroclear or Clearstream, if applicable, and the Securities Depository, directing the Indenture Trustee, as Note Registrar, to credit or cause to be credited a beneficial interest in the Rule 144A Global Note equal to the beneficial interest in the Regulation S Global Note to be exchanged, such instructions to contain information regarding the participant account with the Securities Depository to be credited with such increase, (2) a written order given in accordance with the Applicable Procedures containing information regarding the participant account of the Securities Depository and (3) if such transfer is being effected prior to the expiration of the “40-day distribution compliance period” (as defined by Regulation S under the Securities Act), a certificate in the form of Exhibit B-2 attached hereto given by the Note Owner of such beneficial interest stating (A) if the transfer is pursuant to Rule 144A, that the person transferring such interest in a Regulation S Global Note reasonably believes that the person acquiring such interest in a Rule 144A Global Note is a QIB and is obtaining such beneficial interest in a transaction meeting the requirements of Rule 144A and any applicable blue sky or securities laws of any State of the United States, (B) that the transfer complies with the requirements of Rule 144A under the Securities Act and any applicable blue sky or securities laws of any State of the United States or (C) if the transfer is pursuant to any other exemption from the registration requirements of the Securities Act, that the transfer of such interest has been made in compliance with the transfer restrictions applicable to the Global Notes and pursuant to and in accordance with the requirements of the exemption claimed, such statement to be supported by an Opinion of Counsel from the transferee or the transferor in form reasonably acceptable to the Issuer and to the Indenture Trustee, then the Indenture Trustee, as Note Registrar, shall instruct the Securities Depository to reduce or cause to be reduced the initial Outstanding Note Balance of such Regulation S Global Note and to increase or cause to be increased the initial Outstanding Note Balance of the applicable Rule 144A Global Note by the initial principal amount of the beneficial interest in the Regulation S Global Note to be exchanged, and the Indenture Trustee, as Note Registrar, shall instruct the Securities Depository, concurrently with such reduction, to credit or cause to be credited to the account of the person specified in such instructions a beneficial interest in the applicable Rule 144A Global Note equal to the reduction in the Outstanding Note Balance at maturity of such Regulation S Global Note and to debit or cause to be debited from the account of the person making such transfer the beneficial interest in the Regulation S Global Note that is being transferred.
(b)    Transfer and Exchange from Definitive Notes to Definitive Notes. When Definitive Notes are presented by a Holder to the Note Registrar with a request:
(i)    to register the transfer of Definitive Notes in the form of other Definitive Notes; or
(ii)    to exchange such Definitive Notes for an equal principal amount of Definitive Notes of other authorized denominations, the Note Registrar shall register the transfer or make the exchange as requested; provided, however, that the Definitive Notes presented or surrendered for register of transfer or exchange shall be duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Note Registrar duly executed by such Holder or by his attorney, duly authorized in writing; and
(i)    if such Definitive Note is being transferred to a QIB in accordance with Rule 144A or in an offshore transaction pursuant to Regulation S, a certification to that effect from such Holder (in the form attached as Exhibit B-3 hereto); or
(ii)    if such Definitive Note is being transferred in reliance on any other exemption from the registration requirements of the Securities Act, a certification to that effect from such Holder (in the form attached as Exhibit B-3 hereto) and an Opinion of Counsel from such Holder or the transferee reasonably acceptable to the Issuer and to the Indenture Trustee to the effect that such transfer is in compliance with the Securities Act.
(c)    Restrictions on Transfer and Exchange of Global Notes. Notwithstanding any other provision of this Indenture, a Global Note may not be transferred except by the Securities Depository to a nominee of the Securities Depository or by a nominee of the Securities Depository to the

Securities Depository or another nominee of the Securities Depository or by the Securities Depository or any such nominee to a successor Securities Depository or a nominee of such successor Securities Depository.
(d)    Initial Issuance of the Notes. The Initial Purchasers shall not be required to deliver, and neither the Issuer nor the Indenture Trustee shall demand therefrom, any of the certifications or opinions described in this Section 2.08 in connection with the initial issuance of the Notes and the delivery thereof by the Issuer.
Section 2.09.    Mutilated, Destroyed, Lost or Stolen Notes.
(a)     If (i) any mutilated Note is surrendered to the Indenture Trustee or the Indenture Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Note, and (ii) there is delivered to the Indenture Trustee such security or indemnity as may be required by the Indenture Trustee to hold each of the Issuer and the Indenture Trustee harmless, then, in the absence of actual notice to the Issuer or the Indenture Trustee that such Note has been acquired by a protected purchaser, the Issuer shall execute, and the Indenture Trustee shall authenticate and deliver upon an Issuer Order, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a new Note or Notes of the same tenor and class and principal balance bearing a number not contemporaneously outstanding; provided, however, that if any such mutilated, destroyed, lost or stolen Note shall have become subject to receipt of payment in full, instead of issuing a new Note, the Indenture Trustee may make a payment with respect to such Note without surrender thereof, except that any mutilated Note shall be surrendered. If, after the delivery of such new Note or payment with respect to a destroyed, lost or stolen Note pursuant to the proviso to the preceding sentence, a protected purchaser of the original Note in lieu of which such new Note was issued presents for receipt of payments such original Note, the Issuer and the Indenture Trustee shall be entitled to recover such new Note (or such payment) from the Person to whom it was delivered or any Person taking such new Note from such Person, except a protected purchaser, and each of the Issuer and the Indenture Trustee shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage or cost incurred by the Issuer or the Indenture Trustee in connection therewith.
(b)    Upon the issuance of any new Note under this Section 2.09, the Issuer or the Indenture Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto.
(c)    Every new Note issued pursuant to this Section 2.09 in lieu of any destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Issuer, whether or not such destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

(d)    The provisions of this Section 2.09 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment with respect to mutilated, destroyed, lost or stolen Notes.
Section 2.10.    Persons Deemed Noteholders. Before due presentment for registration of transfer of any Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name any Note is registered as the owner of such Note (a) on the applicable Record Date for the purpose of receiving payments with respect to principal and interest on such Note and (b) on any date for all other purposes whatsoever, whether or not such Note be overdue, and none of the Issuer, the Indenture Trustee nor any agent of the Issuer or the Indenture Trustee shall be affected by any notice to the contrary.
Section 2.11.    Cancellation of Notes. All Definitive Notes surrendered for payment, registration of transfer, exchange, or prepayment shall, if surrendered to any Person other than the Indenture Trustee, be delivered to the Indenture Trustee and shall be promptly canceled by it. The Issuer may at any time deliver to the Indenture Trustee for cancellation any Note previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly canceled by the Indenture Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes canceled as provided in this Section 2.11 except as expressly permitted by this Indenture. All canceled Notes shall be held and disposed of by the Indenture Trustee in accordance with its standard retention and disposal policy.
Section 2.12.    Conditions to Closing. The Notes shall be executed, authenticated and delivered on the Closing Date in accordance with Section 2.05 and, upon receipt by the Indenture Trustee of the following:
(a)    an Issuer Order authorizing the authentication and delivery of such Notes by the Indenture Trustee;
(b)    the original Notes executed by the Issuer and true and correct copies of the fully executed Transaction Documents;
(c)    Opinions of Counsel addressed to the Indenture Trustee, the Initial Purchasers, and the Rating Agency in form and substance satisfactory to the Indenture Trustee, the Initial Purchasers and the Rating Agency addressing corporate, security interest, tax and bankruptcy matters;
(d)    an Officer’s Certificate of an Authorized Officer of the Issuer, stating that:
(i)    all representations and warranties of the Issuer contained in the Transaction Documents are true and correct, and no defaults of the Issuer exist under the Transaction Documents; and

(ii)    the issuance of the Notes will not result in any breach of any of the terms, conditions or provisions of, or constitute a default under, this Indenture or any other Transaction Document, the Issuer Operating Agreement or any other constituent documents of the Issuer or any indenture, mortgage, deed of trust or other agreement or instrument to which the Issuer is a party or by which it is bound, or any order of any court or administrative agency entered in any proceeding to which the Issuer is a party or by which it may be bound or to which it may be subject, and that all conditions precedent provided in this Indenture relating to the authentication and delivery of the Notes have been fully satisfied; and
(iii)     the conditions precedent in this Indenture relating to the authentication and delivery of the Notes have been satisfied;
(e)    an Officer’s Certificate dated as of the Closing Date, of an Authorized Officer of the Depositor that:
(i)    the Depositor is not in default under any of the Transaction Documents to which it is a party, and the transfer of the Depositor Conveyed Property by the Depositor and the simultaneous Grant of the Trust Estate to the Indenture Trustee by the Issuer and of the Grant of the Project Company Collateral to the Indenture Trustee by the Project Company will not result in any breach of any of the terms, conditions or provisions of, or constitute a material default under, its organizational documents or any other constituent documents of it or any indenture, mortgage, deed of trust or other agreement or instrument to which it is a party or by which it is bound, or any order of any court or administrative agency entered in any proceeding to which it is a party or by which it may be bound or to which it may be subject; and
(ii)    all representations and warranties of it contained in each of the Transaction Documents to which it is a party are true and correct;
(f)    an Officer’s Certificate dated as of the Closing Date, of an Authorized Officer of the Sunrun Xanadu Holdco that:
(i)    Sunrun Xanadu Holdco is not in default under any of the Transaction Documents to which it is a party, and the transfer of the Conveyed Property by Sunrun Xanadu Holdco and the simultaneous Grant of the Trust Estate to the Indenture Trustee by the Issuer and of the Grant of the Project Company Collateral to the Indenture Trustee by the Project Company will not result in any breach of any of the terms, conditions or provisions of, or constitute a material default under, its organizational documents or any other constituent documents of it or any indenture, mortgage, deed of trust or other agreement or instrument to which it is a party or by which it is bound, or any order of any court or administrative agency entered in any proceeding to which it is a party or by which it may be bound or to which it may be subject; and
(ii)    all representations and warranties of it contained in each of the Transaction Documents to which it is a party are true and correct;
(g)    an Officer’s Certificate dated as of the Closing Date, of an Authorized Officer of the Sunrun Xanadu Investor that:
(i)    Sunrun Xanadu Investor is not in default under any of the Transaction Documents to which it is a party, and the transfer of the Conveyed Property by Sunrun Xanadu Holdco and the simultaneous Grant of the Trust Estate to the Indenture Trustee by the Issuer and of the Grant of the Project Company Collateral to the Indenture Trustee by the Project Company will not result in any breach of any of the terms, conditions or provisions of, or constitute a material default under, its organizational documents or any other constituent documents of it or any indenture, mortgage, deed of trust or other agreement or instrument to which it is a party or by which it is bound, or any order of any court or administrative agency entered in any proceeding to which it is a party or by which it may be bound or to which it may be subject; and
(ii)    all representations and warranties of it contained in each of the Transaction Documents to which it is a party are true and correct;
(h)    an Officer’s Certificate dated as of the Closing Date, of an Authorized Officer of the Sunrun that:
(i)    Sunrun is not in default under any of the Transaction Documents to which it is a party, and the transfer of the Conveyed Property by Sunrun and the simultaneous Grant of the Trust Estate to the Indenture Trustee by the Issuer and of the Grant of the Project Company Collateral to the Indenture Trustee by the Project Company will not result in any breach of any of the terms, conditions or provisions of, or constitute a material default under, its organizational documents or any other constituent documents of it or any indenture, mortgage, deed of trust or other agreement or instrument to which it is a party or by which it is bound, or any order of any court or administrative agency entered in any proceeding to which it is a party or by which it may be bound or to which it may be subject;
(ii)    all representations and warranties of it contained in each of the Transaction Documents to which it is a party are true and correct; and
(iii)     the conditions precedent in this Indenture relating to the authentication and delivery of the Notes have been satisfied;

(i)    a Secretary’s Certificate dated as of the Closing Date addressing each of the Issuer, Sunrun, Sunrun Xanadu Holdco, Sunrun Xanadu Investor and the Depositor regarding certain organizational matters and the incumbency of the signatures of the Issuer, the Transaction Manager and the Depositor;
(j)    presentment of all applicable UCC termination statements or partial releases (collectively, the “Termination Statements”) terminating the Liens of creditors of the Depositor, the Project Company or any other Person with respect to any part of the Trust Estate or the Project Company Collateral (except as expressly contemplated by the Transaction Documents) and the Financing Statements (which shall constitute all of the Perfection UCCs with respect to the Closing Date) to the proper Person for filing to perfect the Indenture Trustee’s first priority security interest in the Trust Estate and the Project Company Collateral, registered in the name of the Indenture Trustee or its nominee and agent (a copy of the file stamped Financing Statements and Termination Statements shall be delivered by the Transaction Manager to the Indenture Trustee);
(k)    evidence that the Indenture Trustee has established the Collection Account, the Liquidity Reserve Account and the Inverter Replacement Reserve Account;
(l)    delivery by the Custodian to the Issuer and the Indenture Trustee of an executed Closing Date Certification;
(m)    delivery by the Rating Agency to the Issuer and the Indenture Trustee of its rating letter assigning a rating to the Notes of at least “A- (sf)” by KBRA;
(n)    the Transaction Manager shall have deposited in the Collection Account an amount equal to all collections received in respect of the Solar Assets since the Cut-Off Date, to the extent any such amount is not on deposit in the Lockbox Account as of the Closing Date;
(o)    the Issuer shall have deposited the Liquidity Reserve Account Required Balance into the Liquidity Reserve Account;
(p)    the Issuer shall have deposited the Inverter Replacement Reserve Account Closing Date Deposit into the Inverter Replacement Reserve Account;
(q)    the Issuer and the Project Company shall each be solvent and will not become insolvent as a result of the Grant pursuant to this Indenture or the transactions contemplated by the Transaction Documents; and
(r)    any other certificate, document or instrument reasonably requested by the Initial Purchasers or the Indenture Trustee.
Section 2.13.    Definitive Notes. The Notes will be issued as Definitive Notes, rather than to DTC or its nominee, only if (a) the Securities Depository notifies the Issuer and the Indenture

Trustee that it is unwilling or unable to continue as Securities Depository with respect to any or all of the Notes or (b) at any time the Securities Depository shall no longer be registered or in good standing under the Securities Exchange Act of 1934, as amended, or other applicable statute or regulation, and in either case a successor Securities Depository is not appointed by the Issuer within 90 days after the Issuer receives notice or becomes aware of such condition, as the case may be. Upon the occurrence of any of the events described in the immediately preceding paragraph, the Issuer will issue the Notes in the form of Definitive Notes and thereafter the Indenture Trustee will recognize the holders of such Definitive Notes as Noteholders under this Indenture. In connection with any proposed transfer outside the book entry system or exchange of beneficial interest in a Note for Notes in definitive registered form, the Issuer shall be required to provide or cause to be provided to the Indenture Trustee all information reasonably available to it that is not otherwise available to the Indenture Trustee and is reasonably requested by the Indenture Trustee and is otherwise necessary to allow the Indenture Trustee to comply with any applicable tax reporting obligations, including without limitation, any cost basis reporting obligations under Section 6045 of the Code. The Indenture Trustee may rely on any such information provided to it or available on the Note Register and shall have no responsibility to verify or ensure the accuracy of such information. The Indenture Trustee shall not have any responsibility or liability for any actions taken or not taken by DTC.
Section 2.14.    Access to List of Noteholders’ Names and Addresses. The Indenture Trustee shall furnish or cause to be furnished to the Transaction Manager within 15 days after receipt by the Indenture Trustee of a request therefor from the Transaction Manager in writing, a list, in such form as the Transaction Manager may reasonably require, of the names and addresses of the Noteholders as of the most recent Record Date.
ARTICLE III

COVENANTS; COLLATERAL; REPRESENTATIONS; WARRANTIES
Section 3.01.    Performance of Obligations.
(a)     The Issuer (1) will not take any action or cause any action to be taken by others which would release any Person from any of such Person’s covenants or obligations in any Transaction Document or under any instrument or agreement included in the Trust Estate or that would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such instrument or agreement and (ii) will not cause the Project Company to take any action or cause any action to be taken by others which would release any Person from any of such Person’s covenants or obligations under any instrument or agreement included in the Project Company Collateral or that would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such instrument or agreement, in each case with respect to the foregoing clauses (i) and (ii) except as ordered by any bankruptcy or other court or as permitted by, or expressly contemplated in, this Indenture, the Transaction Documents or such other instrument or agreement.
(b)    To the extent consistent with the Issuer Operating Agreement, the Issuer may contract with other Persons to assist it in performing its duties hereunder, and any performance of such duties shall be deemed to be action taken by the Issuer. To the extent that the Issuer contracts with other Persons which include or may include the furnishing of reports, notices or correspondence to the Indenture Trustee, the Issuer shall identify such Persons in a written notice to the Indenture Trustee.
(c)    The Issuer shall and shall require each Sunrun Party to characterize (i) the transfers of the Conveyed Property pursuant to the Contribution Agreements as absolute transfers for legal purposes, (ii) the Grant of the Trust Estate by the Issuer under this Indenture and the Grant of the Project Company Collateral by the Project Company under the Project Company Security Agreement as a pledge for U.S. federal income tax purposes and for financial accounting purposes, and (iii) the Notes as indebtedness for financial accounting purposes. In this regard, the financial statements of the Sunrun Parties and their consolidated subsidiaries will show the Conveyed Property as owned by the consolidated group and the Notes as indebtedness of the consolidated group (and will contain appropriate footnotes describing the transfer to the Issuer and the pledge to the Indenture Trustee for the benefit of the Noteholders), and the U.S. federal income tax returns of Sunrun and its consolidated subsidiaries will indicate that the Notes are indebtedness unless otherwise required by applicable law. The Issuer will cause each applicable Sunrun Party to file all required tax returns and associated forms, reports, schedules and supplements thereto in a manner consistent with such characterizations unless otherwise required by applicable law.
(d)    The Issuer covenants to (i) pay all material taxes or other similar charges levied by any Governmental Authority with regard to the Trust Estate (which shall include paying any Affiliate of the Issuer who pays such taxes for any affiliated group of which the Issuer is a member) and (ii) cause the Project Company to pay all material taxes or other similar charges levied by any Governmental Authority with regard to the Project Company Collateral (which shall include paying any Affiliate of the Project Company who pays such taxes for any affiliated group of which the Project Company is a member), in each case with respect to the foregoing clauses (i) and (ii) except to the extent that the validity or amount of such taxes is contested in good faith, via appropriate proceedings and with adequate reserves established and maintained therefor in accordance with GAAP.
(e)    The Issuer (i) hereby assumes liability for all liabilities associated with the Trust Estate or created under this Indenture, including but not limited to any obligation arising from the breach or inaccuracy of any representation, warranty or covenant of the Issuer set forth herein and (ii) shall cause the Project Company to assume liability for all liabilities associated with the Project Company Collateral or created under the Project Company Security Agreement, including but not limited to any obligation arising from the breach or inaccuracy of any representation, warranty or covenant of the Project Company set forth therein. Notwithstanding the foregoing, (A) the Issuer has and shall have no liability with respect to the payment of principal and interest on the Notes, except as otherwise provided in this Indenture and (B) the Project Company has and shall have no liability with respect to the payment of principal and interest on the Notes except, for the avoidance of doubt, any amounts due pursuant to the Project Company Guaranty.
(f)    The Issuer will (i) punctually perform and observe all of its obligations and agreements contained in this Indenture, the Transaction Documents and in the instruments and agreements included in the Trust Estate, including, but not limited to, preparing (or causing to be prepared) and filing (or causing to be filed) all UCC financing statements and continuation statements required to be filed by the terms of this Indenture and the other Transaction Documents in accordance with and within the time periods provided for herein and therein and (ii) cause the Project Company to punctually perform and observe all of its obligations and agreements contained in the instruments and agreements included in the Project Company Collateral. Except as otherwise expressly provided therein, the Issuer shall not waive, amend, modify, supplement or terminate any Transaction Document or any provision thereof without the consent of the Indenture Trustee (acting at the direction of the Majority Noteholders); provided that, in addition, any amendment to any Transaction Document shall be permitted on the same basis that an amendment to this Indenture is permitted pursuant to Section 10.01 hereof.
(g)    If an Event of Default or Transaction Manager Termination Event shall arise from the failure of the Transaction Manager to perform any of its duties or obligations under the Transaction Management Agreement, the Issuer shall take all reasonable steps available to it to remedy such failure.
(h)    The Issuer shall not waive timely performance or observance by the Transaction Manager or the Depositor of their respective duties under the Transaction Documents if the effect thereof would adversely affect the Holders of the Notes.
(i)    If any of the Notes are issued with OID, the Issuer will provide Noteholders with the issue price, amount of OID, issue date and the yield to maturity upon request.
Section 3.02.    Negative Covenants. In addition to the restrictions and prohibitions set forth in Sections 3.04, 3.09 and 3.10 and elsewhere herein, the Issuer will not:
(a)    (i) sell, transfer, exchange or otherwise dispose of any portion of its interest in the Trust Estate or (ii) cause the Project Company to sell, transfer, exchange or otherwise dispose of any portion of its interest in the Project Company Collateral, in each case with respect to the foregoing clauses (i) and (ii), except as expressly permitted by or expressly contemplated in this Indenture or the other Transaction Documents;

(b)    (i) permit the validity or effectiveness of this Indenture or any Grant hereunder to be impaired, or permit the Lien of this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations under this Indenture, or (ii) cause the Project Company to permit the validity or effectiveness of the Project Company Security Agreement or any Grant thereunder to be impaired, or permit the Lien of the Project Company Security Agreement to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations under the Project Company Security Agreement, in each case with respect to the foregoing clauses (i) and (ii), except as may be expressly permitted by or expressly contemplated in this Indenture or the other Transaction Documents;
(c)    (i) permit the Lien of this Indenture to not constitute a valid first priority, perfected security interest in the Trust Estate or (ii) cause the Project Company to permit the Lien of the Project Company Security Agreement to not constitute a valid first priority, perfected security interest in the Project Company Collateral, in each case with respect to the foregoing clauses (i) and (ii), subject to Permitted Liens;
(d)    (i) take any action or fail to take any action which may cause the Issuer to become classified as an association (or publicly traded partnership) that is taxable as a corporation for U.S. federal income tax purposes or (ii) cause the Project Company to take any action or fail to take any action which may cause the Project Company to become classified as an association (or publicly traded partnership) that is taxable as a corporation for U.S. federal income tax purposes;
(e)    (i) act in violation of its organizational documents or (ii) cause the Project Company to act in violation of its organizational documents;
(f)    create, incur or suffer, or permit to be created or incurred or to exist, any Lien on any portion of the Trust Estate, except for the Lien created by this Indenture and Permitted Liens; or
(g)    give any instruction (and cause the Project Company to not give any instruction) to the Lockbox Bank to debit amounts from the Lockbox Account except as expressly set forth in Section 5.04(a).

Section 3.03.    Money for Note Payments.
(a)     All payments with respect to any Notes which are to be made from amounts withdrawn from the Collection Account pursuant to Section 5.05 shall be punctually made on behalf of the Issuer by the Indenture Trustee, and no amounts so withdrawn from an Account for payments with respect to Notes shall be paid over to the Issuer under any circumstances except as provided in this Section 3.03 and Article V.
(b)    When there shall be an Indenture Trustee that is not also the Note Registrar, the Issuer shall furnish, or cause the Note Registrar to furnish, with respect to Global Notes, on each Record Date, and with respect to Definitive Notes, no later than the fifth calendar day after each Record Date, a list, in such form as such Indenture Trustee may reasonably require, of the names and addresses of the Noteholders and of the number of individual Notes and the Outstanding Note Balance held by each such Noteholder.
(c)    Any money held by the Indenture Trustee in trust for the payment of any amount distributable but unclaimed with respect to any Note shall be held in a non-interest bearing trust account, and if the same remains unclaimed for two years after such amount has become due to such Noteholder, such money shall be discharged from such trust and paid to the Issuer upon an Issuer Order without any further action by any Person; and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof (but only to the extent of the amounts so paid to the Issuer), and all liability of the Indenture Trustee with respect to such trust money shall thereupon cease. The Indenture Trustee may adopt and employ, at the expense of the Issuer, any reasonable means of notification of such payment (including, but not limited to, mailing notice of such payment to Noteholders whose Notes have been called but have not been surrendered for prepayment or whose right to or interest in moneys due and payable but not claimed is determinable from the records of the Indenture Trustee, at the last address of record for each such Noteholder).
Section 3.04.    Restriction of Issuer Activities. Until the date that is 365 days after the payment by the Issuer in full of all payments on the Notes, the Issuer will not on or after the date of execution of this Indenture: (i) engage in any business or investment activities other than those necessary for, incident to, connected with or arising out of, owning and Granting the Trust Estate to the Indenture Trustee for the benefit of the Noteholders, or contemplated hereby, in the Transaction Documents and the Issuer Operating Agreement; (ii) incur any indebtedness secured in any manner by, or that has any claim against, the Trust Estate or the Issuer other than indebtedness arising hereunder and in connection with the Transaction Documents and as otherwise expressly permitted in a Transaction Document; (iii) incur any other indebtedness except as permitted in the Issuer Operating Agreement; (iv) except to name a new Independent Manager or special member (subject to the limitations and obligations with respect to each such Person set forth in the Issuer Operating Agreement), amend, or propose to the member of the Depositor for its consent any amendment of, the Issuer Operating Agreement (or, if the Issuer shall be a successor to the Person named as the Issuer in the first paragraph of this Indenture, amend, consent to amendment or propose any amendment of, the governing instruments of such successor), without giving notice thereof in writing, 30 days prior to the date on which such amendment is to become effective, to the Rating Agency; (v) claim any credit on, or make any deduction from the principal or interest payable in respect of, the Notes (other than amounts properly withheld from such payments under the Code) or assert any claim against any present or former Noteholder by reason of the payment of the taxes levied or assessed upon any part of the Trust Estate; or (vi) dissolve or liquidate in whole or in part or merge or consolidate with any other Person, other than in compliance with Section 3.10 if any Notes are Outstanding.
Section 3.05.    Protection of Trust Estate.
(a)     The Issuer intends the security interest Granted pursuant to this Indenture in favor of the Indenture Trustee for the benefit of the Noteholders to be prior to all other Liens in respect of the Trust Estate, subject to Permitted Liens, and the Issuer shall take all actions necessary to obtain and maintain, in favor of the Indenture Trustee and the Noteholders, a first Lien on and a first priority, perfected security interest in the Trust Estate, subject to Permitted Liens. The Issuer authorizes and shall cause to be filed a financing statement that names the Issuer as debtor and the Indenture Trustee as secured party to ensure the perfection of the interest of the Indenture Trustee in the Trust Estate (including describing the Trust Estate as “all assets of the Debtor whether now existing or hereafter acquired”). Subject to Section 3.05(f), the Issuer will from time to time prepare, execute (or authorize the filing of) and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance, and other instruments (all as presented to it in final execution form), and will take such other action as may be necessary or advisable to:
(i)    provide further assurance with respect to such Grant and/or Grant more effectively all or any portion of the Trust Estate;
(ii)    maintain, preserve or enforce (A) the Lien and security interest (and the priority thereof) in favor of the Indenture Trustee created by this Indenture and (B) the terms and provisions of this Indenture or carry out more effectively the purposes hereof;
(iii)     perfect, publish notice of, or protect the validity of, any Grant made or to be made by this Indenture;
(iv)     enforce any of the Trust Estate; or
(v)    preserve and defend title to any item comprising the Conveyed Property or other item included in the Trust Estate and the rights of the Indenture Trustee and of the Noteholders in such Conveyed Property or other item against the claims of all Persons.

The Issuer shall deliver or cause to be delivered to the Indenture Trustee file stamped copies of, or filing receipts for, any document recorded, registered or filed as provided above, as soon as available following such recording, registration or filing. The Issuer shall cooperate fully with the Indenture Trustee in connection with the obligations set forth above and will execute (or authorize the filing of) any and all documents reasonably required to fulfill the intent of this Section 3.05.
(b)    The Issuer hereby irrevocably appoints the Indenture Trustee as its agent and attorney-in-fact (such appointment being coupled with an interest) to execute, or authorize the filing of, upon the Issuer’s failure to do so, any financing statement or continuation statement required pursuant to this Section 3.05; provided, however, that such designation shall not be deemed to create any duty in the Indenture Trustee to monitor the compliance of the Issuer with the foregoing covenants; and provided further, that the Indenture Trustee shall only be obligated to execute or authorize such financing statement or continuation statement upon written direction of the Transaction Manager and upon written notice to a Responsible Officer of the Indenture Trustee of the failure of the Issuer to comply with the provisions of Section 3.05(a); shall not be required to pay any fees, Taxes or other governmental charges in connection therewith; and shall not be required to prepare any financing statement or continuation statement required pursuant to this Section 3.05 (which shall in each case be prepared by the Issuer or the Transaction Manager). The Issuer shall cooperate with the Transaction Manager and provide to the Transaction Manager any information, documents or instruments with respect to such financing statement or continuation statement that the Transaction Manager may reasonably require. Neither the Indenture Trustee nor any of its officers, directors, employees, attorneys or agents will be responsible or liable for the existence, genuineness, value or protection of any collateral securing the Notes, for the legality, enforceability, effectiveness or sufficiency of the Transaction Documents or any financing statement or continuation statement for the creation, perfection, continuation, priority, sufficiency or protection of any of the liens, or for any defect or deficiency as to any such matters, for monitoring the status of any lien or performance of the collateral or for the accuracy or sufficiency of any financing statement or continuation statement prepared for its execution or authorization hereunder.
(c)    Except as necessary or advisable in connection with the fulfillment by the Indenture Trustee of its duties and obligations described herein or in any Transaction Document, the Indenture Trustee shall not remove any portion of the Trust Estate that consists of money or is evidenced by an instrument, certificate or other writing from the jurisdiction in which it was held as described in the most recent Opinion of Counsel that was delivered pursuant to Section 3.06 (or from the jurisdiction in which it was held as described in the Opinion of Counsel delivered at the Closing Date pursuant to Section 2.12(c), if no Opinion of Counsel has yet been delivered pursuant to Section 3.06) unless the Indenture Trustee shall have first received an Opinion of Counsel to the effect that the Lien created by this Indenture with respect to such property will continue to be maintained after giving effect to such action or actions.

(d)    No later than 60 days prior to any Sunrun Party making any change in its name, identity, jurisdiction of organization or structure which would make any financing statement or continuation statement filed in accordance with paragraph (a) above or the Project Company Security Agreement seriously misleading within the meaning of Section 9-506 of the UCC as in effect in New York or wherever else necessary or appropriate under applicable law, or otherwise impair the perfection of the security interest in the Trust Estate or the Project Company Collateral, the Issuer shall give or cause to be given to the Indenture Trustee written notice of any such change and shall file such financing statements or amendments as may be necessary to continue the perfection of the Indenture Trustee’s security interest in the Trust Estate and the Project Company Collateral, respectively. None of the Depositor, the Issuer or the Project Company shall become or seek to become organized under the laws of more than one jurisdiction.
(e)    The Issuer shall give the Indenture Trustee written notice at least 60 days prior to any relocation of the Depositor’s, the Issuer’s or the Project Company’s respective principal executive office or jurisdiction of organization and whether, as a result of such relocation or the relocation of any other applicable Sunrun Party, the applicable provisions of relevant law or the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and shall file such financing statements or amendments as may be necessary to continue the perfection of the Indenture Trustee’s security interest in the Trust Estate and the Project Company Collateral, respectively. The Issuer shall at all times (i) maintain its principal executive office and jurisdiction of organization within the United States of America and (ii) cause the Project Company to maintain its principal executive office and jurisdiction of organization within the United States of America.
Section 3.06.    Opinions and Officer’s Certificates as to Trust Estate.
(a)    On the Closing Date and, if requested by the Indenture Trustee, on the date of each supplemental indenture hereto, the Issuer shall furnish to the Indenture Trustee an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording and filing of (i) this Indenture, and indentures supplemental hereto and other requisite documents and (ii) the Project Company Security Agreement, respectively, and with respect to the authorization and filing of any financing statements and continuation statements, as are necessary to perfect and make effective (A) the Lien and security interest in the Trust Estate in favor of the Indenture Trustee for the benefit of the Noteholders created by this Indenture and (B) the Lien and security interest in the Project Company Collateral in favor of the Indenture Trustee created by the Project Company Security Agreement, in each case of the foregoing clauses (A) and (B), subject to Permitted Liens, and reciting the details of such action, or stating that, in the opinion of such counsel, no such action is necessary to make such Lien and security interest effective.
(b)    On or before the thirtieth day prior to the fifth anniversary of the Closing Date and every five years thereafter until the Rated Final Maturity, the Issuer (or the Transaction Manager

on behalf of the Issuer) shall furnish to the Indenture Trustee an Officer’s Certificate either (1) stating that all actions have been taken with respect to the recording, filing, re-recording and re-filing of (i) this Indenture, any indentures supplemental hereto and any other requisite documents and (ii) the Project Company Security Agreement and any other requisite documents, respectively, and with respect to the authorization and filing of any financing statements and continuation statements as is necessary to maintain the Lien created by this Indenture with respect to the Trust Estate and the Lien created by the Project Company Security Agreement with respect to the Project Company Collateral, respectively, and reciting the details of such actions or (2) stating that no actions are necessary to maintain such Liens and security interests. The Issuer (or the Transaction Manager on behalf of the Issuer) shall also provide the Indenture Trustee with a file stamped copy of any document or instrument filed as described in such Officer’s Certificate contemporaneously with the delivery of such Officer’s Certificate. Such Officer’s Certificate shall also describe the recording, filing, re-recording and re-filing of (A) this Indenture, any indentures supplemental hereto and any other requisite documents and (B) the Project Company Security Agreement and any other requisite documents, respectively, and the authorization and filing of any financing statements and continuation statements that will be required to maintain the Lien of this Indenture with respect to the Trust Estate and the Lien of the Project Company Security Agreement with respect to the Project Company Collateral, respectively. If the Officer’s Certificate delivered to the Indenture Trustee hereunder specifies such future action to be taken by the Issuer, the Issuer (or the Transaction Manager on behalf of the Issuer) shall furnish a further Officer’s Certificate no later than the time so specified in such Officer’s Certificate to the effect required hereby.
Section 3.07.    Statement as to Compliance. The Issuer will deliver to the Indenture Trustee and the Rating Agency, within 120 days after the end of each fiscal year (beginning with fiscal year 2019), an Officer’s Certificate of the Issuer stating, as to the signer thereof, that, (a) a review of the activities of the Issuer during the preceding calendar year and of its performance under this Indenture has been made under such officer’s supervision, (b) to the best of such officer’s knowledge, based on such review, the Issuer has fulfilled all its obligations under this Indenture throughout such year, or, if there has been a default in the fulfillment of any such obligation that is continuing, specifying each such default known to such officer and the nature and status thereof and remedies therefor being pursued, and (c) to the best of such officer’s knowledge, based on such review, no event has occurred and is continuing which is, or after notice or lapse of time or both would become, an Event of Default hereunder or, if such an event has occurred and is continuing, specifying each such event known to him or her and the nature and status thereof and remedies therefor being pursued.
Section 3.08.    Recording. The Issuer will, upon the Closing Date and thereafter from time to time, prepare and cause financing statements and such other instruments as may be required with respect thereto, including without limitation, the Financing Statements to be filed, registered and recorded as may be required by present or future law (with file stamped copies thereof delivered to the Indenture Trustee) to create, perfect and protect the Lien hereof upon the Conveyed Property and the other items of the Trust Estate and the Lien of the Project Company Security Agreement upon the Project Company Collateral, respectively, and protect the validity of this Indenture and the Project Company Security Agreement. The Issuer shall, from time to time, perform or cause to be performed any other act as required by law and shall execute (or authorize, as applicable) or cause to be executed (or authorized, as applicable) any and all further instruments (including financing statements, continuation statements and similar statements with respect to any of said documents with file stamped copies thereof delivered to the Indenture Trustee) that are necessary for such creation, perfection and protection. The Issuer shall pay, or shall cause to be paid, all filing, registration and recording taxes and fees incident thereto, and all expenses, taxes and other governmental charges incident to or in connection with the preparation, execution, authorization, delivery or acknowledgment of the recordable documents, any instruments of further assurance, and the Notes.
Section 3.09.    Agreements Not to Institute Bankruptcy Proceedings. The Issuer shall only voluntarily institute any proceedings to adjudicate the Issuer as bankrupt or insolvent, consent to the institution of bankruptcy or insolvency proceedings against the Issuer, file a petition seeking or consenting to reorganization or relief under any applicable federal or State law relating to bankruptcy, consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Issuer or a substantial part of its property or admit its inability to pay its debts generally as they become due or authorize any of the foregoing to be done or taken on behalf of the Issuer, in accordance with the terms of the Issuer Operating Agreement.
Section 3.10.    Additional Covenants; Covenants with Respect to the Project Company.
(a)    So long as any of the Notes are Outstanding:
(i)        The Issuer will keep in full effect its existence, rights and franchises as a limited liability company under the laws of the State of Delaware and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Notes and each asset included in the Trust Estate and to perform its obligations under any of the Transaction Documents to which it is a party.
(ii)        The Issuer shall not consolidate or merge with or into any other entity or convey or transfer its properties and assets substantially as an entirety to any entity unless (A) the entity (if other than the Issuer) formed or surviving such consolidation or merger, or that acquires by conveyance or transfer the properties and assets of the Issuer substantially as an entirety, shall be organized and existing under the laws of the United States of America or any State thereof as a special purpose bankruptcy remote entity, and shall expressly assume the obligation to make due and punctual payments of principal and interest on the Notes then Outstanding and the performance of every covenant on the part of the Issuer to be performed or observed pursuant to the Indenture, (B) immediately after giving effect to such transaction, no Default or Event of Default under this Indenture shall have occurred and be continuing, (C) the Issuer shall have delivered to the Rating Agency and the Indenture Trustee an Officer’s Certificate of the Issuer and an Opinion of Counsel, each stating that such consolidation, merger, conveyance or transfer complies with this Indenture and (D) the Issuer shall have given prior written notice of such consolidation or merger to the Rating Agency.
(iii)        The funds and other assets of the Issuer shall not be commingled with those of any other Person except to the extent expressly permitted under the Transaction Documents.
(iv)        The Issuer shall not be, become or hold itself out as being liable for the debts of any other Person.
(v)        The Issuer shall not form, or cause to be formed, any subsidiaries.
(vi)        The Issuer shall act solely in its own name and through its Authorized Officers or duly authorized officers or agents in the conduct of its business, and shall conduct its business so as not to mislead others as to the identity of the entity with which they are concerned. The Issuer shall not have any employees other than the Authorized Officers of the Issuer.
(vii)    The Issuer shall maintain its records and books of account and shall not commingle its records and books of account with the records and books of account of any other Person. The books of the Issuer may be kept (subject to any provision contained in the applicable statutes) inside or outside the State of Delaware at such place or places as may be designated from time to time by the Issuer Operating Agreement.
(viii)    All actions of the Issuer shall be taken by an Authorized Officer of the Issuer (or any Person acting on behalf of the Issuer).
(ix)        The Issuer shall not amend its certificate of formation (except as required under Delaware law) or the Issuer Operating Agreement, without first giving prior written notice of such amendment to the Rating Agency (a copy of which shall be provided to the Indenture Trustee).
(x)        The Issuer shall not waive, repeal, amend, vary, supplement or otherwise modify any provision of the Issuer Operating Agreement that requires the unanimous written consent of the Issuer’s members and the Independent Manager without the prior written consent of all members and the Independent Manager and shall comply with and cause compliance with the provisions of its certificate of formation and Issuer Operating Agreement.
(xi)        The Issuer will maintain the formalities of the form of its organization.
(xii)    The annual financial statements of the Sunrun Parties and Sunrun’s consolidated affiliates will disclose the effects of the transactions contemplated by the Transaction Documents in accordance with GAAP. Any consolidated financial statements which consolidate the assets and earnings of any Sunrun Party with those of the Issuer will contain a footnote stating that the assets of the Issuer will not be available to creditors of any other Sunrun Party or any other Person. The financial statements of the Issuer, if any, will disclose that the assets of any other Sunrun Party are not available to pay creditors of the Issuer.
(xiii)    Other than certain costs and expenses related to the issuance of the Notes, no Sunrun Party shall (1) obligate itself to pay the Issuer’s expenses, (2) guarantee the Issuer’s obligations or (3) obligate itself to advance funds to the Issuer for payment of expenses except for costs and expenses for which a Sunrun Party other than the Issuer is required to make payments.
(xiv)    All business correspondences of the Issuer shall be conducted in the Issuer’s own name.
(xv)    Other than as contemplated by the Transaction Documents, no Sunrun Party acts or will act as agent of the Issuer and the Issuer does not and will not act as agent of any other Sunrun Party.
(xvi)    The Issuer shall not make any expenditure (by long-term or operating lease or otherwise) for capital assets (either realty or personalty).
(xvii)    The Issuer shall comply with the requirements of all applicable laws, the non-compliance with which would, individually or in the aggregate, materially and adversely affect the ability of the Issuer to perform its obligations under the Notes, this Indenture or any other Transaction Document.
(xviii)    The Issuer shall not, directly or indirectly, (A) pay any dividend or make any distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, to any owner of a beneficial interest in the Issuer or otherwise with respect to any ownership or equity interest or security in or of the Issuer or to the Transaction Manager or the Transaction Transition Manager, (B) redeem, purchase, retire or otherwise acquire for value any such ownership or equity interest or security or (C) set aside or otherwise segregate any amounts for any such purpose; provided, however, that the Issuer may make, or cause to be made, (1) any sale, assignment, distribution or other transfer of any Excluded Property and (2) any other distributions to the Transaction Manager, the Transaction Transition Manager, its beneficial owners and the Indenture Trustee as permitted by, and to the extent funds are available for such purpose under, this Indenture and the other Transaction Documents. The Issuer will not, directly or indirectly, make payments to or distributions from the Collection Account or any other Account except in accordance with this Indenture and the other Transaction Documents.
(b)    So long as any of the Notes remain Outstanding, the Issuer agrees, as the sole member of the Project Company, that it will:
(i)        cause the Project Company to comply with the provisions of the Project Company LLCA and not to take any action that would cause the Project Company to violate the provisions of Project Company LLCA;
(ii)        cause the Project Company to maintain all material licenses and permits required to carry on its business as now conducted and in accordance with the provisions of the Transaction Documents and the Project Company Documents, except to the extent the failure to do so could not reasonably be expected to have a material adverse effect on the interests of the Noteholders;
(iii)        not permit or consent to the admission of any new member of the Project Company other than a “Special Member” as defined in and in accordance with the provisions of the Project Company LLCA;
(iv)        not make any material amendment to the Project Company LLCA that would reasonably be expected to have a material adverse effect on the interests of the Noteholders;
(v)        until the Termination Date, cause the Project Company not to: (A) engage in any business or investment activities other than those necessary for, incident to, connected with or arising out of, owning and Granting the Project Company Collateral to the Indenture Trustee in accordance with the Project Company Security Agreement, or contemplated hereby, in the Transaction Documents or the Project Company LLCA; or (B) incur any indebtedness secured in any manner by, or that has any claim against, the Project Company Collateral or the Project Company other than indebtedness arising hereunder and in connection with the Transaction Documents and as otherwise expressly permitted in a Transaction Document; and
(vi)         not dissolve or liquidate in whole or in part or merge or consolidate with any other Person, other than in compliance with Section 3.10 if any Notes are outstanding.

Section 3.11.    Providing of Notice.
(a)    The Issuer, upon learning of any failure on the part of a Sunrun Party to observe or perform in any material respect any covenant, representation or warranty set forth in any Transaction Document to which it is a party, as applicable, which would reasonably be expected to have a material adverse effect on the Issuer, the Trust Estate, the Noteholders or the Notes or upon learning of any Event of Default, Transaction Manager Termination Event, proposed amendment of any Project Company Document which could be material to the Noteholders or resignation or removal of the Operator, shall promptly, and in any event within two (2) Business Days of becoming aware thereof, notify, in writing, the Indenture Trustee and the Depositor of such failure or Event of Default, Transaction Manager Termination Event, proposed material amendment of any Project Company Document or resignation or removal of the Operator.
(b)    The Indenture Trustee, upon receipt of written notice by a Responsible Officer thereof of the Performance Guarantor’s failure to perform any covenant or obligation of the Performance Guarantor set forth in the Performance Guaranty, shall promptly notify the Performance Guarantor of such failure in writing.
(c)    As soon as possible, and in any event within five (5) Business Days, after the Issuer or any of its ERISA Affiliates knows or has reason to know that an ERISA Event has occurred, the Issuer deliver to the Indenture Trustee a certificate of a Responsible Officer of the Issuer setting forth the details of such ERISA Event, the action that the Issuer or the ERISA Affiliate proposes to take with respect thereto, and, when known, any action taken or threatened by the Internal Revenue Service, Department of Labor or the Pension Benefit Guaranty Corporation.
(d)    To the extent any such notice has not been separately provided by a party to the Transaction Documents directly to the Indenture Trustee, the Issuer shall promptly, and in any event within five (5) Business Days, after receipt thereof by the Issuer, deliver to the Indenture Trustee copies of all material notices, requests, and other documents (excluding regular periodic reports) delivered or received by the Issuer under or in connection with the Transaction Documents.
(e)    To the extent any such notice has not been separately provided by a party to the Transaction Documents directly to the Indenture Trustee, the Issuer shall promptly, and in any event within five (5) Business Days, after receipt thereof by any the Issuer, deliver to the Indenture Trustee copies of all notices and other documents delivered or received by such Issuer with respect to any material Liens on the Trust Estate (either individually or in the aggregate) other than Permitted Liens.
Section 3.12.    Representations and Warranties of the Issuer. The Issuer hereby represents and warrants to the Indenture Trustee and the Noteholders that as of the Closing Date:

(a)    The Issuer is duly formed and is validly existing as a limited liability company in good standing under the laws of the State of Delaware with full power and authority to execute and deliver this Indenture, the Transaction Management Agreement, the Depositor Contribution Agreement, the Custodial Agreement and each other Transaction Document to which it is a party and to perform the terms and provisions hereof and thereof; the Issuer is duly qualified to do business as a foreign business entity in good standing, and has obtained all required licenses and approvals, if any, in all jurisdictions in which the ownership or lease of property or the conduct of its business requires such qualifications except those jurisdictions in which failure to be so qualified would not have a material adverse effect on the business or operations of the Issuer, the Trust Estate, the Project Company Collateral, the Noteholders or the Conveyed Property.
(b)    All necessary action has been taken by the Issuer to authorize the Issuer, and the Issuer has full power and authority, to execute, deliver and perform its obligations under this Indenture, the Transaction Management Agreement, the Depositor Contribution Agreement, the Custodial Agreement and each other Transaction Document to which it is a party, and no consent or approval of any Person is required for the execution, delivery or performance by the Issuer of this Indenture, the Transaction Management Agreement, the Depositor Contribution Agreement, the Custodial Agreement and each other Transaction Document to which it is a party.
(c)    This Indenture, the Transaction Management Agreement, the Depositor Contribution Agreement, the Custodial Agreement and each other Transaction Document to which it is a party have been duly executed and delivered, and the execution and delivery of this Indenture, the Transaction Management Agreement, the Depositor Contribution Agreement, the Custodial Agreement and each other Transaction Document to which it is a party by the Issuer and its performance and compliance with the terms hereof and thereof will not violate its certificate of formation or the Issuer Operating Agreement or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract or any other material agreement or instrument (including, without limitation, the Transaction Documents) to which the Issuer is a party or which may be applicable to the Issuer or any of its assets.
(d)    This Indenture, the Transaction Management Agreement, the Depositor Contribution Agreement, the Custodial Agreement and each other Transaction Document to which it is a party constitute valid, legal and binding obligations of the Issuer, enforceable against it in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the enforcement of creditors’ rights generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).
(e)    The Issuer is not in violation of, and the execution, delivery and performance of this Indenture, the Transaction Management Agreement, the Depositor Contribution Agreement, the

Custodial Agreement and each other Transaction Document to which it is a party by the Issuer will not constitute a violation with respect to, any order or decree of any court or any order, regulation or demand of any federal, State, municipal or governmental agency, which violation might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Issuer or its properties or might have consequences that would materially affect the performance of its duties hereunder or thereunder.
(f)    No proceeding of any kind, including but not limited to litigation, arbitration, judicial or administrative, is pending or, to the Issuer’s knowledge, threatened against or contemplated by the Issuer which could reasonably be expected to have a material adverse effect on the execution, delivery, performance or enforceability of this Indenture, the Notes or any other Transaction Document.
(g)    None of the assets of the Issuer are or will be subject to Title I of ERISA, Section 4975 of the Code, or, by reason of any investment in the Issuer by any governmental plan, as the case may be, any other federal, state, or local provision similar to Section 406 of ERISA or Section 4975 of the Code. Neither the Issuer nor any of its ERISA Affiliates has maintained, participated or had any liability in respect of any Plan during the past six (6) years which could reasonably be expected to subject the Issuer or any of its ERISA Affiliates to any tax, penalty or other liabilities. With respect to any Plan which is a Multi‑Employer Plan, no such Multi‑Employer Plan shall be in “insolvent,” as defined in Title IV ERISA, in each case, if the insolvent status continues unremedied for thirty (30) days. No ERISA Event has occurred or is reasonably likely to occur.
(h)    Each of the representations and warranties of the Issuer set forth in the Transaction Management Agreement, the Depositor Contribution Agreement, the Issuer Operating Agreement and each other Transaction Document to which it is a party is, as of the Closing Date, true and correct in all material respects.
(i)    There are no ongoing breaches or defaults under the Transaction Documents or any of the Project Company Documents by the Issuer or any of its affiliates or, to its Knowledge, any of the other parties to the Transaction Documents or Project Company Documents.
(j)    The Issuer has not incurred debt or engaged in activities not related to the transactions contemplated hereunder except as permitted by the Issuer Operating Agreement or Section 3.04.
(k)    The Issuer is not insolvent and will not become insolvent as a result of the Grant pursuant to this Indenture; the Issuer is not engaged and is not about to engage in any business or transaction for which any property remaining with the Issuer is unreasonably small capital or for which the remaining assets of the Issuer are unreasonably small in relation to the business of the Issuer or the transaction; the Issuer does not intend to incur, and does not believe or reasonably should not have believed that it would incur, debts beyond its ability to pay as they become due;

and the Issuer has not made a transfer or incurred an obligation and does not intend to make such a transfer or incur such an obligation with actual intent to hinder, delay or defraud any entity to which the Issuer was or became, on or after the date that such transfer was made or such obligation was incurred, indebted.
(l)    The proceeds from the issuance of the Notes will be used by the Issuer to (i) pay the Depositor the purchase price for the Depositor Conveyed Property pursuant to the Depositor Contribution Agreement, (ii) pay certain expenses incurred in connection with the issuance of the Notes and (iii) make the required deposits into the Liquidity Reserve Account and the Inverter Replacement Reserve Account. The Depositor will distribute the portion of the proceeds from the sale of the Notes received from the Issuer under clause (i) above to Sunrun Xanadu Investor, who will distribute such proceeds to Sunrun Xanadu Holdco, who will distribute such proceeds to Sunrun, which will use such proceeds to simultaneously prepay prior financing arrangements of its subsidiaries and to obtain releases of all assets securing such financing arrangements that will form part of the Trust Estate.
(m)    (i) The transfers of the Conveyed Property pursuant to the Contribution Agreements are absolute transfers for legal purposes, (ii) the Grant of the Trust Estate by the Issuer under this Indenture and the Grant of the Project Company Collateral by the Project Company under the Project Company Security Agreement as a pledge for U.S. federal income tax purposes and for financial accounting purposes, and (iii) the Notes will be treated by the Issuer as indebtedness for U.S. federal income tax purposes unless otherwise required by applicable law. In this regard, (i) the financial statements of Sunrun and its consolidated subsidiaries will show (A) that the Conveyed Property is owned by such consolidated group and (B) that the Notes are indebtedness of the consolidated group (and will contain footnotes describing the transfer to the Issuer and the pledge to the Indenture Trustee for the benefit of the Noteholders), and (ii) the U.S. federal income tax returns of Sunrun and its consolidated subsidiaries will indicate that the Notes are indebtedness unless otherwise required by applicable law.
(n)    The Issuer has timely filed all federal, state, provincial, territorial, foreign and other Tax returns and reports required to be filed under applicable law, and has timely paid all material federal, state, foreign and other Taxes levied or imposed upon it or its properties, income or assets otherwise due and payable, except those which are being contested in good faith by appropriate actions diligently conducted and for which adequate reserves have been provided in accordance with GAAP. No Lien or similar adverse claim has been filed, and no claim is being asserted, with respect to any such Tax due from the Issuer or with respect to the Conveyed Property or the assignments thereto. Any Taxes due and payable by the Issuer or its predecessors in interest in connection with the execution and delivery of this Indenture and the other Transaction Documents and the transfers and transactions contemplated hereby or thereby have been paid or shall have been paid if and when due. The Issuer is not liable for Taxes payable by any other Person.

(o)    As of the Cut‑Off Date, the Aggregate Discounted Solar Asset Balance is approximately $254,063,483.
(p)    The legal name of the Issuer is as set forth in the introductory paragraph to this Indenture; the Issuer has no trade names, fictitious names, assumed names or “doing business as” names.
(q)    The Issuer has not taken any action or failed to take any action that could cause it to be treated as an association taxable as a corporation for U.S. federal income tax purposes.
(r)    No item comprising the Conveyed Property has been sold, transferred, assigned or pledged by the Issuer to any Person other than the Indenture Trustee; immediately prior to the pledge of the Conveyed Property to the Indenture Trustee pursuant to this Indenture, the Issuer was the sole owner thereof and had good and indefeasible title thereto, free of any Lien other than Permitted Liens.
(s)    Upon (i) the filing of the Perfection UCCs in accordance with applicable law and (ii) the delivery to the Indenture Trustee of the certificates evidencing the Project Company Membership Interests, together with instruments of transfer, the Indenture Trustee, for the benefit of the Noteholders, shall have a first priority perfected security interest in the Conveyed Property and the Project Company Collateral and in the proceeds thereof, limited with respect to proceeds to the extent set forth in Section 9-315 of the UCC as in effect in the applicable jurisdiction, and in each case subject to Permitted Liens. All filings (including, without limitation, UCC filings) and other actions as are necessary in any jurisdiction to provide third parties with notice of and to perfect the transfer and assignment of the Trust Estate to the Issuer and the Project Company Collateral to the Project Company, respectively, and to give the Indenture Trustee a first priority perfected security interest in the Trust Estate and the Project Company Collateral, in each case subject to Permitted Liens, and the payment of any fees, have been made or, with respect to Termination Statements, will be made within one Business Day of the Closing Date.
(t)    None of the absolute transfers of the Conveyed Property pursuant to the Contribution Agreements or the Grant by the Issuer to the Indenture Trustee pursuant to this Indenture is subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction.
(u)    The Issuer is not and, immediately after giving effect to the offering and sale of the Notes and the application of the proceeds thereof as described in the Offering Circular, will not be required to register as an “investment company” as such term is defined in Section 3(a)(1) of the 1940 Act and is not relying on Section 3(c)(1) or Section 3(c)(7) of the 1940 Act. The Issuer is being structured so as not to constitute a “covered fund” for purposes of Section 619 of the Dodd Frank Wall Street Reform and Consumer Protection Act of 2010, based on its current interpretations.

(v)    The principal place of business and the principal executive office of the Issuer are located in the State of California and the jurisdiction of organization of the Issuer is the State of Delaware, and there are no other such locations.
(w)    None of the Sunrun Parties or any of their affiliates, nor to the knowledge of the Sunrun Parties, any of their respective officers, directors or employees, appears on the Specially Designated Nationals and Blocked Persons List published by the Office of Foreign Assets Control (“OFAC”) or is otherwise a person with which any U.S. person is prohibited from dealing under the laws of the United States, unless authorized by OFAC. None of the Sunrun Parties conducts business or completes transactions with the governments of any country subject to comprehensive economic sanctions, or persons subject to specific economic sanctions, in each case as administered and enforced by OFAC. None of the Sunrun Parties will directly or indirectly use the proceeds from the issuance of the Notes, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person to fund any activities of or business with any person that, at the time of such funding, is subject to comprehensive or specific economic sanctions administered or enforced by OFAC, or is in any country or territory that, at the time of such funding or facilitation, is subject to comprehensive or specific economic sanctions administered or enforced by OFAC. None of the Sunrun Parties is in violation of Executive Order No. 13224 or the Patriot Act.
(x)    None of the Sunrun Parties or any of their affiliates nor, to the knowledge of the Sunrun Parties, any of their respective directors, officers, employees or agents, shall use any of the proceeds of the sale of the Notes (i) for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity, (ii) to make any direct or indirect unlawful payment to any government official or employee from corporate funds, (iii) to violate any provision of the U.S. Foreign Corrupt Practices Act of 1977 or similar anti-corruption law to which they are lawfully subject, or (iv) to make any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment.
(y)    Representations and warranties regarding the security interest and Custodian Files, in each case, made as of the Closing Date:
(i)    The Grant contained in the “Granting Clause” of this Indenture creates a valid and continuing security interest (as defined in the applicable UCC) in the Conveyed Property in favor of the Indenture Trustee, which security interest is prior to all other Liens arising under the UCC (other than Permitted Liens), and is enforceable as such against creditors of the Issuer, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally, and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

(ii)    The Issuer has taken all steps necessary to perfect its ownership interest in 100% of the Project Company Membership Interests.
(iii)     The limited liability company interest in the Project Company constitutes “investment property” within the meaning of the UCC.
(iv)     The Issuer owns and has good and marketable title to the Depositor Conveyed Property free and clear of any Lien, claim or encumbrance of any Person, other than Permitted Liens.
(v)    The Issuer has caused or will have caused, within ten days of the Closing Date, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in the Conveyed Property granted to the Indenture Trustee hereunder.
(vi)     The Issuer has received a Certification from the Custodian that the Custodian is holding the Custodian Files that evidence the Solar Assets on behalf the Indenture Trustee for the benefit of the Noteholders.
(vii)    Other than the security interest granted to the Indenture Trustee pursuant to this Indenture, the Issuer has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any portion of the Trust Estate. The Issuer has not authorized the filing of and is not aware of any financing statements against the Issuer that include a description of collateral covering any portion of the Trust Estate other than any financing statement relating to the security interest granted to the Indenture Trustee hereunder or that have been terminated. The Issuer is not aware of any judgment or tax lien filings against the Issuer.
(viii)    The Issuer has taken all action required on its part for control (as defined in Section 8-106 of the UCC) to have been obtained by the Indenture Trustee on behalf of the Noteholders over the Project Company Membership Interests with respect to which such control may be obtained pursuant to the UCC. No person other than the Indenture Trustee on behalf of the Noteholders has control or possession of all or any part of the Project Company Membership Interests. Without limiting the foregoing, all certificates evidencing the Project Company Membership Interests in existence on the date hereof have been delivered to the Indenture Trustee on behalf of the Noteholders.
The foregoing representations and warranties in Section 3.12(y)(i)-(viii)  shall remain in full force and effect and shall not be waived or amended until the Notes are paid in full or otherwise released or discharged.

Section 3.13.    Representations and Warranties of the Indenture Trustee. The Indenture Trustee hereby represents and warrants to the Rating Agency and the Noteholders that as of the Closing Date:
(a)    The Indenture Trustee has been duly organized and is validly existing as a national banking association;
(b)    The Indenture Trustee has full power and authority and legal right to execute, deliver and perform its obligations under this Indenture and each other Transaction Document to which it is a party and has taken all necessary action to authorize the execution, delivery and performance by it of this Indenture and each other Transaction Document to which it is a party;
(c)    This Indenture and each other Transaction Document to which it is a party have been duly executed and delivered by the Indenture Trustee and constitute the legal, valid, and binding obligations of the Indenture Trustee, enforceable against the Indenture Trustee in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, reorganization, insolvency, liquidation, moratorium, fraudulent conveyance, or similar laws affecting creditors’ or creditors of banks’ rights and/or remedies generally or by general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law);
(d)    The execution, delivery and performance of this Indenture and each other Transaction Document to which it is a party by the Indenture Trustee will not constitute a violation with respect to any order or decree of any court or any order, regulation or demand of any federal, State, municipal or governmental agency binding on the Indenture Trustee or such of its property which is material to it, which violation might have consequences that would materially and adversely affect the performance of its duties under this Indenture;
(e)    The execution, delivery and performance of this Indenture and each other Transaction Document to which it is a party by the Indenture Trustee do not require any approval or consent of any Person, do not conflict with the Articles of Association and Bylaws of the Indenture Trustee, and do not and will not conflict with or result in a breach which would constitute a material default under any agreement applicable to it or such of its property which is material to it; and
(f)    No proceeding of any kind, including but not limited to litigation, arbitration, judicial or administrative, is pending or, to the Indenture Trustee’s knowledge, threatened against or contemplated by the Indenture Trustee which would have a reasonable likelihood of having an adverse effect on the execution, delivery, performance or enforceability of this Indenture or any other Transaction Document to which it is a party by or against the Indenture Trustee.
Section 3.14.    Rule 144A Information. So long as any of the Notes are outstanding, and the Issuer is not subject to Section 13 or 15(d) of the Exchange Act, upon the request of a Noteholder, the Issuer shall promptly furnish at such Noteholder’s expense to such Noteholder, and the prospective purchasers designated by such Noteholder, Rule 144A Information in order to permit compliance with Rule 144A under the Securities Act in connection with the resale of such Notes by such Noteholder.
Section 3.15.    Knowledge. Any references herein to the knowledge, discovery or learning of the Issuer or the Transaction Manager shall mean and refer to actual knowledge of an Authorized Officer of the Issuer or the Transaction Manager, as applicable.
Section 3.16.    Capital Contributions. Nothing herein shall prevent any direct or indirect member of the Issuer from making capital contributions to the Issuer or the Project Company, which capital contribution shall be effected directly by such direct or indirect member to the Issuer or the Project Company.
ARTICLE IV

MANAGEMENT, ADMINISTRATION AND SERVICING
Section 4.01.    Transaction Management Agreement.
(a)     The Transaction Management Agreement, duly executed counterparts of which have been delivered to the Indenture Trustee, sets forth the covenants and obligations of the Transaction Manager with respect to the Trust Estate and other matters addressed in the Transaction Management Agreement, and reference is hereby made to the Transaction Management Agreement for a detailed statement of said covenants and obligations of the Transaction Manager thereunder. The Issuer agrees that the Indenture Trustee, in its name or (to the extent required by law) in the name of the Issuer, shall, if so directed and indemnified by the Majority Noteholders, enforce all rights of the Issuer under the Transaction Management Agreement for and on behalf of the Noteholders whether or not the Issuer is in default hereunder.
(b)    Promptly following a request from the Indenture Trustee (acting at the direction of the Majority Noteholders) to do so, the Issuer shall take all such lawful action as the Indenture Trustee may request to compel or secure the performance and observance by the Transaction Manager of each of its obligations to the Issuer and with respect to the Trust Estate under or in connection with the Transaction Management Agreement, in accordance with the terms thereof, and in effecting such request shall exercise any and all rights, remedies, powers and privileges lawfully available to the Issuer under or in connection with the Transaction Management Agreement to the extent and in the manner directed by the Indenture Trustee, including, without limitation, the transmission of notices of default on the part of the Transaction Manager thereunder and the institution of legal or administrative actions or proceedings to compel or secure performance by the Transaction Manager of each of its obligations under the Transaction Management Agreement.

(c)    The Issuer shall not waive any default by the Transaction Manager under the Transaction Management Agreement if the effect thereof would adversely affect the Holders of the Notes without the written consent of the Indenture Trustee (which shall be given at the written direction of the Majority Noteholders).
(d)    The Indenture Trustee does not assume any duty or obligation of the Issuer under the Transaction Management Agreement, and the rights given to the Indenture Trustee thereunder are subject to the provisions of Article VII.
(e)    With respect to the Transaction Manager’s obligations under Section 4.3 of the Transaction Management Agreement, the Indenture Trustee shall not have any responsibility to the Issuer, the Transaction Manager or any party hereunder to make any inquiry or investigation as to, and shall have no obligation in respect of, the terms of any engagement of the Independent Service Providers by the Transaction Manager; provided, however that the Indenture Trustee shall be authorized, upon receipt of written direction from the Transaction Manager directing the Indenture Trustee, to execute any acknowledgment or other agreement with the Independent Service Provider required for the Indenture Trustee to receive any of the reports or instructions provided for herein, which acknowledgment or agreement may include, among other things, (i) acknowledgement that the Transaction Manager has agreed that the procedures to be performed by the Independent Service Providers are sufficient for the Issuer’s purposes, (ii) acknowledgment that the Indenture Trustee has agreed that the procedures to be performed by the Independent Service Providers are sufficient for the Indenture Trustee’s purposes and that the Indenture Trustee’s purposes is limited solely to receipt of the report, (iii) releases by the Indenture Trustee (on behalf of itself and the Noteholders) of claims against the Independent Service Providers and acknowledgement of other limitations of liability in favor of the Independent Service Providers, and (iv) restrictions or prohibitions on the disclosure of information or documents provided to it by such firm of Independent Service Providers (including to the Noteholders). Notwithstanding the foregoing, in no event shall the Indenture Trustee be required to execute any agreement in respect of the Independent Service Providers that the Indenture Trustee determines adversely affects it in its individual capacity or which is in a form that is not reasonably acceptable to the Indenture Trustee.
(f)    In the event such Independent Service Providers require the Indenture Trustee or the Transaction Transition Manager to agree to the procedures to be performed by such Independent Service Providers in any of the reports required to be prepared pursuant to Section 4.01(e), the Transaction Manager shall direct the Indenture Trustee or the Transaction Transition Manager in writing to so agree; it being understood and agreed that the Indenture Trustee or the Transaction Transition Manager will deliver such letter of agreement in conclusive reliance upon the direction of the Transaction Manager, and the Indenture Trustee or the Transaction Transition Manager has not made any independent inquiry or investigation as to, and shall have no obligation or liability in respect of, the sufficiency, validity or correctness of such procedures. Neither the Indenture Trustee nor the Transaction Transition Manager shall be liable for any claims, liabilities or expenses relating to such Independent Service Providers’ engagement or any report issued in connection with such engagement, and the dissemination of any such report is subject to the written consent of the Independent Service Providers.
ARTICLE V

ACCOUNTS, COLLECTIONS, PAYMENTS OF INTEREST AND PRINCIPAL, RELEASES, AND STATEMENTS TO NOTEHOLDERS
Section 5.01.    Accounts.
(a)On or prior to the Closing Date, the Issuer shall cause the Indenture Trustee to establish and maintain in the name of the Indenture Trustee, for the benefit of the Noteholders, three (3) Eligible Accounts: (i) a collection account in which Project Company Distributions and certain other amounts will be deposited from time to time (the “Collection Account”), (ii) an inverter replacement reserve account in which the Inverter Replacement Reserve Account Deposit will be deposited from time to time (the “Inverter Replacement Reserve Account”) and (iii) a liquidity reserve account in which amounts necessary to maintain the Liquidity Reserve Account Required Deposit will be deposited from time to time (the “Liquidity Reserve Account”), in each case, bearing a designation that the funds deposited therein are held for the benefit of the Noteholders. Each of the Collection Account, the Inverter Replacement Reserve Account and the Liquidity Reserve Account will initially be established with the Indenture Trustee.
(b)Funds on deposit in the Collection Account, the Inverter Replacement Reserve Account and the Liquidity Reserve Account shall be invested by the Indenture Trustee (or any custodian with respect to funds on deposit in any such account) in Eligible Investments selected in writing by the Transaction Manager (pursuant to standing instructions or otherwise). All such Eligible Investments shall be held by or on behalf of the Indenture Trustee for the benefit of the Noteholders.
(c)All investment earnings pursuant to Section 5.01(b) of moneys deposited into the Collection Account, the Inverter Replacement Reserve Account and the Liquidity Reserve Account shall be deposited (or caused to be deposited) by the Indenture Trustee into the Collection Account, and any loss resulting from such investments shall be charged to such Account. No investment of any amount held in any of the Collection Account, the Inverter Replacement Reserve Account and the Liquidity Reserve Account shall mature later than the Business Day immediately preceding the Payment Date which is scheduled to occur immediately following the date of investment. The Transaction Manager, on behalf of the Issuer, will not direct the Indenture Trustee to make any investment of any funds held in any of the Accounts unless the security interest Granted and perfected in such account will continue to be perfected in such investment, in either case without any further action by any Person.
(d)The Indenture Trustee shall not in any way be held liable by reason of any insufficiency in any of the Accounts resulting from any loss on any Eligible Investment included therein except for losses attributable to the Indenture Trustee’s failure to follow instructions of the Issuer in accordance with Section 5.01, negligence or bad faith, or its failure to make payments on such Eligible Investments issued by the Indenture Trustee, in its commercial capacity as principal obligor and not as Indenture Trustee, in accordance with their terms.
(e)Funds on deposit in any Account shall remain uninvested if (i) the Transaction Manager shall have failed to give investment directions in writing for any funds on deposit in any Account to the Indenture Trustee by 1:00 p.m. Eastern time (or such other time as may be agreed by the Transaction Manager and the Indenture Trustee) on any Business Day; or (ii) based on the actual knowledge of, or receipt or written notice by, a Responsible Officer of the Indenture Trustee, a Default or Event of Default shall have occurred and be continuing with respect to the Notes but the Notes shall not have been declared due and payable, or, if such Notes shall have been declared due and payable following an Event of Default, amounts collected or receivable from the Trust Estate are being applied as if there had not been such a declaration.
(f)[Reserved].
(g)(i) The Indenture Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Accounts (other than the Lockbox Account) and in all proceeds thereof (including, without limitation, all investment earnings, if any, on the Accounts) and all such funds, investments, proceeds and income shall be part of the Trust Estate. Except as otherwise provided herein, the Accounts shall be under the control (as defined in Section 9-104 of the UCC to the extent such account is a deposit account and Section 8-106 of the UCC to the extent such account is a securities account) of the Indenture Trustee for the benefit of the Noteholders. If, at any time, any of the Accounts ceases to be an Eligible Account, the Indenture Trustee (or the Transaction Manager on its behalf) shall or, in the case of the Lockbox Account, the Issuer on behalf of the Project Company, shall within five Business Days establish a new Account as an Eligible Account and shall transfer any cash and/or any investments to such new Account. In connection with the foregoing, the Transaction Manager agrees that, in the event that any of the Accounts are not accounts with the Indenture Trustee, the Transaction Manager shall notify the Indenture Trustee in writing promptly upon any of such Accounts ceasing to be an Eligible Account.
(ii) With respect to the Account Property (other than the Lockbox Account), the Indenture Trustee agrees that:

(A)    any Account Property that is held in deposit accounts shall be held solely in Eligible Accounts; and, except as otherwise provided herein, each such Eligible Account shall be subject to the exclusive custody and control of the Indenture Trustee, and the Indenture Trustee shall have sole signature authority with respect thereto;
(B)    any Account Property that constitutes physical property shall be delivered to the Indenture Trustee in accordance with paragraph (i)(A) or (i)(B), as applicable, of the definition of “Delivery” and shall be held, pending maturity or disposition, solely by the Indenture Trustee or a securities intermediary (as such term is defined in Section 8-102(a)(14) of the UCC) acting solely for the Indenture Trustee;
(C)    any Account Property that is a book-entry security held through the Federal Reserve System pursuant to federal book-entry regulations shall be delivered in accordance with paragraph (1)(c) or (1)(e), as applicable, of the definition of “Delivery” and shall be maintained by the Indenture Trustee, pending maturity or disposition, through continued book-entry registration of such Account Property as described in such paragraph;
(D)    any Account Property that is an “uncertificated security” under Article 8 of the UCC and that is not governed by clause (C) above shall be delivered to the Indenture Trustee in accordance with paragraph (i)(D) of the definition of “Delivery” and shall be maintained by the Indenture Trustee, pending maturity or disposition, through continued registration of the Indenture Trustee’s (or its nominee’s) ownership of such security;
(E)    the Transaction Manager shall have the power, revocable by the Indenture Trustee upon the occurrence of a Transaction Manager Termination Event, to instruct the Indenture Trustee to make withdrawals and payments from the Accounts for the purpose of permitting the Transaction Manager and the Indenture Trustee to carry out their respective duties hereunder; and
(F)    any Account held by it hereunder shall be maintained as a “securities account” as defined in the Uniform Commercial Code as in effect in New York (the “New York UCC”), and that it shall be acting as a “securities intermediary” for the Indenture Trustee itself as the “entitlement holder” (as defined in Section 8-102(a)(7) of the New York UCC) with respect to each such Account. The parties hereto agree that each Account shall be governed by the laws of the State of New York, and regardless of any provision in any other agreement, the “securities intermediary’s jurisdiction” (within the meaning of Section 8-110 of the New York UCC) shall be the State of New York. The Indenture Trustee acknowledges and agrees that (1) each item of property (whether investment property, financial asset, security, instrument or cash) credited to the Accounts shall be treated as a “financial asset” within the meaning of Section 8-102(a)(9) of the New York UCC and (2) notwithstanding anything to the contrary, if at any time the Indenture Trustee shall receive any order from the Indenture Trustee (solely in its capacity as securities intermediary) directing transfer or redemption of any financial asset relating to the Accounts, the Indenture Trustee shall comply with such entitlement order without further consent by the Issuer, or any other person. In the event of any conflict of any provision of this Section 5.01(g)(ii)(F) with any other provision of this Indenture or any other agreement or document, the provisions of this Section 5.01(g)(ii)(F) shall prevail.
Section 5.02.    Inverter Replacement Reserve Account. (a) (i)  On each Payment Date, to the extent of Available Funds and in accordance with and subject to the Priority of Payments, the Indenture Trustee shall, based on the Quarterly Transaction Report, deposit into the Inverter Replacement Reserve Account an amount equal to the Inverter Replacement Reserve Account Deposit until the amount on deposit equals the Inverter Replacement Reserve Account Required Balance. On or prior to the Closing Date, the Issuer shall deliver to the Indenture Trustee an amount equal to the Inverter Replacement Reserve Account Closing Date Deposit for deposit into the Inverter Replacement Reserve Account.
(ii)    The Indenture Trustee shall release funds from the Inverter Replacement Reserve Account to pay the following amounts upon direction from the Transaction Manager set forth in an Officer’s Certificate (no more than once per calendar month): the costs (inclusive of labor costs, if applicable) of replacement of (a) any inverter or energy storage device that no longer has the benefit of a manufacturer warranty or (b) any communication device and for which (i) the Operator is not obligated under the MOMA to cover the replacement costs of such communication device, inverter or energy storage device (or if so obligated, fails to pay such costs) or (ii) the Transaction Manager in its role as Operator has paid under the MOMA, in each case, to the extent such amounts have not previously been reimbursed to the Operator in respect of Non-Covered Services pursuant to the Priority of Payments.
(iii)    If the amount on deposit in the Inverter Replacement Reserve Account exceeds the Inverter Replacement Reserve Account Required Balance on any Payment Date, the amount of such excess will be transferred to the Collection Account for distribution as part of Available Funds pursuant to the Priority of Payments.
(iv)    Upon the earliest of (i) the Rated Final Maturity, (ii) the acceleration of the Notes following an Event of Default and (iii) the Payment Date on which the sum of Available Funds and the amounts on deposit in the Liquidity Reserve Account and the Inverter

Replacement Reserve Account are in the aggregate greater than or equal to the sum of (1) the payments and distributions required under clauses (i) through (v) of the Priority of Payments, (2) the Outstanding Note Balance as of such Payment Date prior to any distributions made on such Payment Date, and (3) all other Issuer Secured Obligations then due, the Indenture Trustee shall, based on the information set forth in the related Quarterly Transaction Report, withdraw any remaining funds on deposit in the Inverter Replacement Reserve Account (including investment earnings or income) and deposit such funds into the Collection Account.
(v)    If the amounts on deposit in the Inverter Replacement Reserve Account are represented by a Letter of Credit and the Transaction Manager (on behalf of the Operator) has elected to have the cost of new inverters and energy storage devices (inclusive of labor costs, if applicable) reimbursed from the Inverter Replacement Reserve Account in accordance with the Transaction Management Agreement, the Indenture Trustee to draw on the Letter of Credit in accordance with Section 5.02(b).
(b)    Notwithstanding Section 5.02(a)(i), upon the Rating Agency Condition being satisfied, in lieu of or in substitution for moneys otherwise required to be deposited to the Inverter Replacement Reserve Account, the Issuer (or the Transaction Manager on behalf of the Issuer) may deliver or cause to be delivered to the Indenture Trustee a Letter of Credit issued by an Eligible Letter of Credit Bank in an amount equal to the Inverter Replacement Reserve Account Required Balance; provided that any Inverter Replacement Reserve Account Deposit required to be made after the replacement of amounts on deposit in the Inverter Replacement Reserve Account with the Letter of Credit shall be made in deposits to the Inverter Replacement Reserve Account as provided in the Priority of Payments or pursuant to an increase in the Letter of Credit, or addition of another Letter of Credit (such increase or addition to require satisfaction of the Rating Agency Condition). The Letter of Credit shall be held as an asset of the Inverter Replacement Reserve Account and valued for purposes of determining the amount on deposit in the Inverter Replacement Reserve Account as the amount then available to be drawn on such Letter of Credit. Any references in the Transaction Documents to amounts on deposit in the Inverter Replacement Reserve Account shall include the value of the Letter of Credit unless specifically excluded. If the amounts on deposit in the Inverter Replacement Reserve Account are represented by a Letter of Credit, the Indenture Trustee shall be required to submit the drawing documents to the Eligible Letter of Credit Bank to draw the full stated amount of the Letter of Credit and deposit the proceeds therefrom in the Inverter Replacement Reserve Account in the following circumstances: (i) if the Indenture Trustee is directed by the Transaction Manager on behalf of the Issuer, pursuant to an Officer’s Certificate, to withdraw funds from the Inverter Replacement Reserve Account for any reason; (ii) if the Letter of Credit is scheduled to expire in accordance with its terms and has not been extended or replaced with a Letter of Credit issued by an Eligible Letter of Credit Bank by the date that is ten days prior to the expiration date; or (iii) if the Indenture Trustee is directed by the Issuer, the Transaction Manager or the Majority

Noteholders, pursuant to an Officer’s Certificate stating that the financial institution issuing the Letter of Credit ceases to be an Eligible Letter of Credit Bank. Any drawing on the Letter of Credit may be reimbursed by the Issuer only from amounts remitted to the Issuer pursuant to clauses (xii) or (xiii) of the Priority of Payments.

Section 5.03.	Liquidity Reserve Account.
(a)     On the Closing Date, the Issuer shall deliver to the Indenture Trustee an amount equal to the Liquidity Reserve Account Required Balance with respect to the Closing Date for deposit into the Liquidity Reserve Account. As described in the Priority of Payments, to the extent of Available Funds, the Indenture Trustee shall, on each Payment Date, deposit Available Funds into the Liquidity Reserve Account until the amount on deposit therein shall equal the Liquidity Reserve Account Required Balance.
(b)    On each Payment Date, the Indenture Trustee shall, based on the Quarterly Transaction Report, transfer funds on deposit in the Liquidity Reserve Account to the Collection Account to the extent the amount on deposit in the Collection Account as of such Payment Date is less than the amounts necessary to make the distributions described in clauses (i) through (v) of Section 5.05(a). Based on the Quarterly Transaction Report, (i) if the amount on deposit in the Liquidity Reserve Account exceeds the Liquidity Reserve Account Required Balance on any Payment Date during a Regular Amortization Period, the amount of such excess will be transferred to the Inverter Replacement Reserve Account, and (ii) if the amount on deposit in the Inverter Replacement Reserve Account exceeds the Inverter Replacement Reserve Account Required Balance on such Payment Date, the amount of such excess will be transferred to the Collection Account and will be part of Available Funds distributed pursuant to the Priority of Payments. Based on the Quarterly Transaction Report, if the amount on deposit in the Liquidity Reserve Account exceeds the Liquidity Reserve Account Required Balance on any Payment Date during an Early Amortization Period, the amount of such excess will be transferred to the Collection Account and will be part of the Available Funds distributed pursuant to the Priority of Payments.
(c)    Upon the earliest of (i) the Rated Final Maturity, (ii) the acceleration of the Notes following an Event of Default and (iii) the Payment Date on which the sum of Available Funds and the amounts on deposit in the Liquidity Reserve Account and the Inverter Replacement Reserve Account are in the aggregate greater than or equal to the sum of (1) the payments and distributions required under clauses (i) through (v) of the Priority of Payments, (2) the Outstanding Note Balance as of such Payment Date prior to any distributions made on such Payment Date, and (3) all other Issuer Secured Obligations then due, the Indenture Trustee shall, based on the information set forth in the related Quarterly Transaction Report, withdraw any remaining funds on deposit in the Liquidity Reserve Account (including investment earnings or income) and deposit such funds into the Collection Account. On the Termination Date, the Indenture Trustee shall, based on the information set forth in the related Quarterly Transaction Report, withdraw any remaining funds on deposit in the Liquidity Reserve Account (including investment earnings or income) and pay such amount to the Issuer.
(d)    Notwithstanding Section 5.03(a), upon the Rating Agency Condition being satisfied, in lieu of or in substitution for moneys otherwise required to be deposited to the Liquidity Reserve Account, the Issuer (or the Transaction Manager on behalf of the Issuer) may deliver or cause to be delivered to the Indenture Trustee a Letter of Credit issued by an Eligible Letter of Credit Bank in an amount equal to the Liquidity Reserve Account Required Balance; provided that any deposit into the Liquidity Reserve Account required to be made after the replacement of amounts on deposit in the Liquidity Reserve Account with the Letter of Credit shall be made in deposits to the Liquidity Reserve Account as provided in the Priority of Payments or pursuant to an increase in the Letter of Credit, or addition of another Letter of Credit (such increase or addition to require satisfaction of the Rating Agency Condition). The Letter of Credit shall be held as an asset of the Liquidity Reserve Account and valued for purposes of determining the amount on deposit in the Liquidity Reserve Account as the amount then available to be drawn on such Letter of Credit. Any references in the Transaction Documents to amounts on deposit in the Liquidity Reserve Account shall include the value of the Letter of Credit unless specifically excluded. If the amounts on deposit in the Liquidity Reserve Account are represented by a Letter of Credit, the Indenture Trustee shall be required to submit the drawing documents to the Eligible Letter of Credit Bank to draw the full stated amount of the Letter of Credit and deposit the proceeds therefrom in the Liquidity Reserve Account in the following circumstances: (i) if the Indenture Trustee is directed by the Transaction Manager on behalf of the Issuer, pursuant to an Officer’s Certificate, to withdraw funds from the Liquidity Reserve Account for any reason; (ii) if the Letter of Credit is scheduled to expire in accordance with its terms and has not been extended or replaced with a Letter of Credit issued by an Eligible Letter of Credit Bank by the date that is ten days prior to the expiration date; or (iii) if the Indenture Trustee is directed by the Issuer, the Transaction Manager or the Majority Noteholders, pursuant to an Officer’s Certificate stating that the financial institution issuing the Letter of Credit ceases to be an Eligible Letter of Credit Bank. Any drawing on the Letter of Credit may be reimbursed by the Issuer only from amounts remitted to the Issuer pursuant to clauses (xii) or (xiii) of the Priority of Payments.
Section 5.04.    Collection Account.
(a)     Within three (3) Business Days of clearance, the Issuer shall cause all amounts received in the Lockbox Account (other than any Lockbox Bank Retained Balance) to be deposited into the Collection Account. Amounts in any Lockbox Account may be debited by the Operator from time to time to pay Lockbox Bank Fees and Charges (not otherwise payable out of the Lockbox Bank Retained Balance) and to pay amounts due under production guaranties (not otherwise debited under the related Host Customer’s bill) or to pay appeasement credits granted to Host Customers. The Indenture Trustee shall provide or make available electronically (or upon written request, by first class mail or facsimile) monthly statements on all amounts received in the Collection Account to the Issuer and the Transaction Manager.
(b)    The Transaction Manager will be entitled to be reimbursed from amounts on deposit in the Collection Account with respect to a Collection Period for amounts previously deposited in the Collection Account but later determined by the Transaction Manager to have resulted from mistaken deposits or postings or checks returned for insufficient funds. The amount to be reimbursed hereunder shall be paid to the Transaction Manager on the related Payment Date upon certification by the Transaction Manager of such amounts; provided, however, that the Transaction Manager must provide such certification within six months of such mistaken deposit, posting or returned check.
(c)    The Indenture Trustee shall make distributions from the Collection Account as directed by the Transaction Manager in accordance with the Transaction Management Agreement.
(d)    In accordance with the Transaction Management Agreement, upon written direction from the Transaction Manager, the Indenture Trustee shall, if such direction is received prior to the 10th day of each calendar month, withdraw from the Collection Account and remit to the Operator, amounts specified by the Operator as required to be paid by the Project Company before the next Payment Date in respect of sales, use and property taxes.
(e)    In accordance with the Account Control Agreement, to the extent that the balances on deposit in the Lockbox Account are insufficient to reimburse the Lockbox Bank for any Returned Items, Fees or Overdrafts (each as defined in the Account Control Agreement), upon demand from the Lockbox Bank of the reimbursement amount (with confirmation from the Transaction Manager), the Indenture Trustee shall withdraw from the Collection Account and remit to the Lockbox Bank the lesser of collected funds that are cleared funds on deposit in the Collection Account and such reimbursement amount.
Section 5.05.    Distribution of Funds in the Collection Account.
(a)    On each Payment Date, Available Funds on deposit in the Collection Account shall be distributed by the Indenture Trustee, based solely on the information set forth in the related Quarterly Transaction Report, in the following order and priority of payments (the “Priority of Payments”):
(i)    to the Operator for payment to the appropriate taxing authorities, the amount of sales, use and property taxes required to be paid by the Issuer or the Project Company prior to the first day of the following calendar month for which funds have not previously been withdrawn from the Collection Account;

(ii)    (A) to the Operator, the Operator Fee, or (B) if Sunrun has been replaced as the Operator, to any replacement operator, the amounts payable to such replacement operator pursuant to the MOMA (if assigned to such replacement operator) or the replacement agreement pursuant to which such replacement operator provides any Project Services, plus any accrued and unpaid Operator Fees (or fees payable to any replacement operator, if applicable) with respect to prior Payment Dates;
(iii)    (a) to the Indenture Trustee, (1) the Indenture Trustee Fee and any accrued and unpaid Indenture Trustee Fees with respect to prior Payment Dates plus (2) out-of-pocket expenses and indemnities of the Indenture Trustee incurred and not reimbursed in connection with its obligations and duties under this Indenture, (b) to the Transaction Transition Manager (1) the Transaction Transition Manager Fee and any accrued and unpaid Transaction Transition Manager Fees with respect to prior Payment Dates, (2) Transaction Transition Manager Expenses and (3) any accrued and unpaid transition costs payable to the Transaction Transition Manager, and (c) to the Custodian, (1) the Custodian Fee and any accrued and unpaid Custodian Fees with respect to prior Payment Dates plus (2) out-of-pocket expenses and indemnities of the Custodian incurred and not reimbursed in connection with its obligations and duties under the Custodial Agreement; provided that payments to the Indenture Trustee as reimbursement for clause (a)(2), to the Transaction Transition Manager as reimbursement for clause (b)(2) and to the Custodian as reimbursement for clause (c)(2) will be limited to $100,000 in the aggregate per calendar year as long as no Event of Default has occurred, and the Notes have not been accelerated, or the Trust Estate sold, pursuant to this Indenture; provided, further, that the payments to the Transaction Transition Manager as reimbursement for clause (b)(3) will be limited to $75,000 per transition occurrence and $150,000 in the aggregate;
(iv)    to the Transaction Manager, the Transaction Manager Fee, plus any accrued and unpaid Transaction Manager Fees with respect to prior Payment Dates;
(v)    to the Noteholders, the Note Interest for such Payment Date;
(vi)    to the Liquidity Reserve Account, an amount equal to the greater of (a) (1) the Liquidity Reserve Account Required Balance minus (2) the amount on deposit in the Liquidity Reserve Account on such Payment Date and (b) $0.00;
(vii)    to the Inverter Replacement Reserve Account, an amount equal to the Inverter Replacement Reserve Account Deposit until the Inverter Replacement Reserve Account Required Balance has been met;
(viii)    to the Noteholders: (a) during a Regular Amortization Period, in the following order: (1) the Scheduled Note Principal Payment for such Payment Date and (2) the

Unscheduled Note Principal Payment for such Payment Date until the Outstanding Note Balance has been reduced to zero; and (b) during an Early Amortization Period, all remaining Available Funds until the Outstanding Note Balance has been reduced to zero;
(ix)    to the Noteholders, the Additional Principal Amount for such Payment Date until the Outstanding Note Balance has been reduced to zero;
(x)    to the Indenture Trustee, the Transaction Transition Manager and the Custodian, any incurred and not reimbursed out-of-pocket expenses and indemnities of the Indenture Trustee and the Custodian and the Transaction Transition Manager Expenses, in each case to the extent not paid in accordance with (iii) above;
(xi)    to the Operator, any incurred and not reimbursed amounts for the provision of Non-Covered Services under the MOMA to the extent not previously paid to the Operator from amounts on deposit in the Inverter Replacement Reserve Account;
(xii)    to the Eligible Letter of Credit Bank or other party as directed by the Transaction Manager (a) any fees and expenses related to the Letter of Credit and (b) any amounts which have been drawn under the Letter of Credit and any interest due thereon; and
(xiii)    to or at the direction of the Issuer, any remaining Available Funds on deposit in the Collection Account.
Section 5.06.    Early Amortization Period Payments . Any distributions of principal made during an Early Amortization Period will be allocated in the following manner to determine any unpaid amounts on future Payment Dates: first, to the Scheduled Note Principal Payment calculated for such Payment Date; and second, to the Unscheduled Note Principal Payment amount calculated for such Payment Date.
Section 5.07.    Note Payments.
(a)     The Indenture Trustee shall pay from amounts on deposit in the Collection Account in accordance with the Quarterly Transaction Report and Section 5.05 to each Noteholder of record as of the related Record Date either (i) by wire transfer, in immediately available funds to the account of such Noteholder at a bank or other entity having appropriate facilities therefor, if such Noteholder shall have provided to the Indenture Trustee appropriate written instructions at least five Business Days prior to related Payment Date (which instructions may remain in effect for subsequent Payment Dates unless revoked by such Noteholder), or (ii) if not, by check mailed to such Noteholder at the address of such Noteholder appearing in the Note Register, the amounts to be paid to such Noteholder pursuant to such Noteholder’s Notes; provided, that so long as the Notes are registered in the name of the Securities Depository such payments shall be made to the nominee thereof in immediately available funds.
(b)    In the event that any withholding Tax is imposed on the Issuer’s payment (or allocations of income) to a Noteholder, such withholding Tax shall reduce the amount otherwise distributable to the Noteholder in accordance with this Section 5.07. The Indenture Trustee is hereby authorized and directed to retain from amounts otherwise distributable to the Noteholders any applicable withholding Taxes in accordance with applicable law. The Transaction Manager shall instruct the Indenture Trustee of any withholding Tax that is legally owed by the Issuer in respect of the Issuer’s payment to a Noteholder (or the nominee, if the Notes are registered in the name of the Securities Depositary), in writing in a Quarterly Transaction Report. Nothing herein shall prevent the Indenture Trustee from contesting at the expense of the applicable Noteholder any such withholding Tax in appropriate proceedings, and withholding payment of such withholding Tax, if permitted by law, pending the outcome of such proceedings. The amount of any withholding Tax imposed with respect to a Noteholder shall be treated as cash distributed to such Noteholder at the time it is withheld by the Issuer or the Indenture Trustee (at the direction of the Transaction Manager or the Issuer) and remitted to the appropriate taxing authority. In the event that a Noteholder wishes to apply for a refund of any such withholding Tax, the Indenture Trustee shall reasonably cooperate with such Noteholder in making such claim so long as such Noteholder agrees to reimburse the Indenture Trustee for any out-of-pocket expenses incurred.
(c)    Each Noteholder and each Note Owner, by its acceptance of its Note, will be deemed to have consented to the provisions of Section 5.05(a) relating to the Priority of Payments.
(d)    For purposes of U.S. federal income, state and local income and franchise taxes, each Noteholder and each Note Owner, by its acceptance of its Note, will be deemed to have agreed to, and hereby instructs the Indenture Trustee to, (i) treat the Notes as indebtedness unless otherwise required by applicable law, and (ii) treat the Grant of the Trust Estate by the Issuer to the Indenture Trustee pursuant to this Indenture as a pledge.
(e)    Each Noteholder and each Note Owner, by its acceptance of such Note or such beneficial interest in such Note, will be deemed to have agreed to provide the Indenture Trustee or the Issuer or other applicable withholding agent with the Noteholder Tax Identification Information and the Noteholder FATCA Information. In addition, each Noteholder and each Note Owner will be deemed to have agreed that the Indenture Trustee (or other applicable withholding agent) has the right to withhold FATCA Withholding Tax from any amount of interest or other amounts (without any corresponding gross-up) payable to a Noteholder or Note Owner that fails to comply with the foregoing requirements provided that such amounts are properly remitted to the appropriate taxing authority. The Issuer hereby covenants with the Indenture Trustee that, upon request from the Indenture Trustee, the Issuer will provide the Indenture Trustee with information that is reasonably available to the Issuer so as to enable the Indenture Trustee to determine whether or not the Indenture

Trustee is obliged to make any withholding, including FATCA Withholding Tax, in respect of any payments with respect to a Note (and if applicable, to provide the necessary detailed information that is reasonably available to the Issuer to effectuate any withholding, including FATCA Withholding Tax).
Section 5.08.    Statements to Noteholders; Tax Returns. Within 30 days after the end of each calendar year, the Indenture Trustee shall furnish to each Person who at any time during such calendar year was a Noteholder of record and received any payment thereon (a) a report as to the aggregate of amounts paid during such calendar year to each such Noteholder allocable to principal, interest or other amounts for such calendar year or applicable portion thereof during which such Person was a Noteholder and (b) such information required by the Code, to enable such Noteholders to prepare their U.S. federal and state income tax returns. The obligation of the Indenture Trustee set forth in this paragraph shall be deemed to have been satisfied to the extent that information shall be provided by the Indenture Trustee, in the form of Form 1099 or other comparable form, pursuant to any requirements of the Code.
The Indenture Trustee shall have no responsibility or liability with respect to reporting or calculation of original issue discount with respect to the Notes. Upon written request from the Noteholders to the Indenture Trustee for any information with respect to original issue discount accruing on the Notes, the Issuer will promptly supply to the Indenture Trustee any such information for further distributions to the Noteholders.
The Issuer shall cause the Transaction Manager, at the Transaction Manager’s expense, to cause a firm of Independent Service Providers to prepare any tax returns required to be filed by the Issuer. The Indenture Trustee, upon reasonable written request, shall furnish the Issuer with all such information in the possession of the Indenture Trustee as may be reasonably required in connection with the preparation of any tax return of the Issuer.
Section 5.09.    Reports by Indenture Trustee. Within five Business Days after the end of each Collection Period, the Indenture Trustee shall provide or make available electronically (or upon written request, by first class mail or facsimile) to the Transaction Manager a written report setting forth the amounts in the Collection Account, the Liquidity Reserve Account and the Inverter Replacement Reserve Account, and the identity of the investments included therein. Without limiting the generality of the foregoing, the Indenture Trustee shall, upon the written request of the Transaction Manager, promptly transmit or make available electronically to the Transaction Manager, copies of all accountings of, and information with respect to, the Collection Account, the Liquidity Reserve Account and the Inverter Replacement Reserve Account, investments thereof, and payments thereto and therefrom.
Section 5.10.    Final Balances. Upon payment of all principal and interest with regard to the Notes, all other amounts due to the Noteholders as expressly provided for in the Transaction

Documents and payment of all reasonable fees, charges and other expenses, such as fees and expenses of the Indenture Trustee, all moneys remaining in all Accounts, except moneys necessary to make payments equal to such amounts and payments of principal and interest with respect to the Notes, which moneys shall be held and disbursed by the Indenture Trustee pursuant to this Article V, shall be, subject to applicable escheatment laws, remitted to, or at the direction of, the Issuer.
ARTICLE VI

VOLUNTARY PREPAYMENT OF NOTES, OPTIONAL REDEMPTION OF THE NOTES AND RELEASE OF COLLATERAL
Section 6.01.    Voluntary Prepayment.
(a)     The Notes are subject to prepayment, in whole or in part (such prepayment, a “Voluntary Prepayment”), prior to its Rated Final Maturity, at the option of the Issuer on any Business Day, upon (i) delivery to the Indenture Trustee and the Transaction Manager, not less than 15 days prior to the date fixed for the proposed prepayment (the “Voluntary Prepayment Date”), of a Notice of Prepayment from the Issuer stating the Issuer’s election to prepay the Notes or portion thereof in the form attached hereto as Exhibit C-1, and (ii) the deposit by the Issuer into the Collection Account, in the case of any Voluntary Prepayment in whole, no later than 11:00 a.m. Eastern time on such Voluntary Prepayment Date, or in the case of any Voluntary Prepayment in part, no later than 12:00 p.m. Eastern time on the Business Day prior to such Voluntary Prepayment Date, of an amount equal to the sum of (i) the outstanding principal balance of the Notes to be prepaid, (ii) all accrued and unpaid interest thereon, (iii) all amounts owed to the Indenture Trustee, the Operator, the Transaction Manager, the Transaction Transition Manager, the Custodian and any other parties to the Transaction Documents, and (iv) the Make Whole Amount, if applicable (the “Prepayment Amount”). On the specified Voluntary Prepayment Date, provided that the Indenture Trustee has received the Prepayment Amount, in the case of any Voluntary Prepayment in whole, no later than 11:00 a.m. Eastern time on such Voluntary Prepayment Date, or in the case of any Voluntary Prepayment in part, no later than 12:00 p.m. Eastern time on the Business Day prior to such specified Voluntary Prepayment Date, the Indenture Trustee shall (x) withdraw the Prepayment Amount from the Collection Account and disburse such amounts in accordance with clauses (i) through (vii) of the Priority of Payments and then to the Noteholders, the Make Whole Amount, if applicable, and then to pay down the Notes until the Outstanding Note Balance has been reduced to zero and (y) to the extent the Outstanding Note Balance is prepaid in full, release any remaining assets in the Trust Estate to, or at the direction of, the Issuer.
(b)    If a Voluntary Prepayment Date occurs prior to the Make Whole Determination Date, the Issuer shall pay the Noteholders the Make Whole Amount. No Make Whole Amount shall be due to the Noteholders if a Voluntary Prepayment is made on or after the Make Whole Determination Date.

(c)    If the Issuer elects to rescind the Voluntary Prepayment, it must give written notice of such determination to the Indenture Trustee at least two Business Days prior to the Voluntary Prepayment Date. If a redemption of the Notes has been rescinded pursuant to this Section 6.01(c), the Indenture Trustee shall provide notice of such rescission to the registered owner of each Note which had been subject to the rescinded redemption at the address shown on the Note Register maintained by the Note Registrar with copies to the Issuer, the Transaction Manager and the Rating Agency.
Section 6.02.    Optional Redemption.
(a) The Notes are subject to redemption, in whole but not in part (an “Optional Redemption”), prior to their respective Rated Final Maturity, at the option of the Issuer on any date on or after the Payment Date when the Outstanding Note Balance of the Notes is 20% or less of the Initial Outstanding Note Balance (after giving effect to any payments on such date), upon (i) delivery to the Indenture Trustee, not less than 15 days prior to the date fixed for the proposed redemption (the “Optional Redemption Date”), of a Notice of Redemption from the Issuer stating the Issuer’s election to redeem the Notes in the form attached hereto as Exhibit C-2, and (ii) the deposit by the Issuer into the Collection Account on or prior to such Optional Redemption Date, to the extent of any shortfall therein, in the following order of priority, an amount equal to the sum of (A) the Note Interest due on such Optional Redemption Date, (B) the Outstanding Note Balance, and (C) all fees, expenses and known indemnities due on such Optional Redemption Date, including the fees, expenses and known indemnities of or due to the Indenture Trustee, the Transaction Transition Manager, the Custodian and the Transaction Manager. On the specified Optional Redemption Date, provided that the Indenture Trustee has received such amounts on or prior to such specified Optional Redemption Date, the Indenture Trustee shall (x) make the final payment in full to the Noteholders as described herein and in the order of priority set forth above, (y) pay to the appropriate parties all fees, expenses and known indemnities then due and (z) release any remaining assets in the Trust Estate to, or at the direction of, the Issuer. No Make Whole Amount will be due in connection with a prepayment of the Notes pursuant to an Optional Redemption.
(b)    If the Indenture Trustee does not receive such amounts on or prior to the specified Optional Redemption Date, such redemption shall be deemed automatically rescinded and the Noteholders shall receive the payments of interest and principal as if such option to redeem had never been exercised.
(c)    If the Issuer elects to rescind the Optional Redemption, it must give written notice of such determination to the Indenture Trustee at least two Business Days prior to the Optional Redemption Date. If a redemption of the Notes has been rescinded pursuant to this Section 6.02(c), the Indenture Trustee shall provide notice of such rescission to the registered owner of each Note which had been subject to the rescinded redemption at the address shown on the Note Register maintained by the Note Registrar with copies to the Issuer, the Transaction Manager and the Rating Agency.
Section 6.03.    Notice of Voluntary Prepayment; Notice of Redemption. Any Notice of Voluntary Prepayment or Notice of Redemption shall be given by the Indenture Trustee by mailing a copy of the notice of prepayment by first-class mail (postage prepaid) not less than 10 days and not more than 15 days prior to the date fixed for prepayment to the registered owner of each Note to be prepaid at the address shown on the Note Register maintained by the Note Registrar with copies to the Issuer, the Transaction Manager and the Rating Agency. Failure to give or receive such notice of prepayment by mailing to any Noteholder, or any defect therein, shall not affect the validity of any proceedings for the prepayment of other Notes. If a Voluntary Prepayment or Optional Redemption has been rescinded pursuant to Section 6.01(c) or Section 6.02(c), as applicable, and to the extent the Indenture Trustee had provided notice of the Voluntary Prepayment or Optional Redemption, the Indenture Trustee shall provide notice of such rescission to the registered owner of each Note which had been subject to the rescinded Voluntary Prepayment or Optional Redemption, as applicable, at the address shown on the Note Register maintained by the Note Registrar with copies to the Issuer, the Transaction Manager and the Rating Agency.
Any notice mailed as provided in this Section 6.03 shall be conclusively presumed to have been duly given, whether or not the registered owner of such Notes receives the notice.
Section 6.04.    Cancellation of Notes. All Notes which have been paid in full or retired or received by the Indenture Trustee for exchange shall not be reissued but shall be canceled and destroyed in accordance with its customary procedures.
Section 6.05.    Release of Collateral.
(a) The Indenture Trustee shall, on or after the Termination Date, release any remaining portion of the Trust Estate from the Lien created by this Indenture and shall deposit in the Collection Account any funds then on deposit in any other Account. The Indenture Trustee shall release property from the Lien created by this Indenture pursuant to this Section 6.05 only upon receipt by the Indenture Trustee of an Issuer Order accompanied by an Officer’s Certificate and an Opinion of Counsel described in Section 314(c)(2) of the Trust Indenture Act of 1939, as amended, and meeting the applicable requirements of Section 12.02.
(b)(i)    The Issuer shall be entitled to obtain a release from the Lien of this Indenture for any Defective Solar Asset or any Defaulted Solar Asset repurchased by the Depositor pursuant to the Depositor Contribution Agreement at any time after (A) a payment by the Depositor of the Repurchase Price for such Solar Asset and the deposit of such payment into the Collection Account and (B) receipt by the Indenture Trustee of an Officer’s Certificate of the Depositor (in a form substantially attached hereto as Exhibit D) certifying: (1) as to the identity of the Solar Asset to be released and (2) that the amount deposited into the Collection Account with respect thereto the Repurchase Price of such Solar Asset. Immediately upon such release by the Indenture Trustee, the Issuer shall cause a distribution-in-kind of such Defective Solar Asset or any Defaulted Solar Asset from the Project Company to the Issuer and from the Issuer to the Depositor.
(ii)    The Issuer shall be entitled to obtain a release from the Lien of this Indenture for any Host Customer Purchased Solar Asset at any time after (A) deposit into the Lockbox Account of the purchase price paid by the related Host Customer for such Solar Asset and (B) receipt by the Indenture Trustee of an Officer’s Certificate of the Transaction Manager (in a form substantially attached hereto as Exhibit D) certifying: (1) as to the identity of the Solar Asset to be released; and (2) that the amount deposited in the Lockbox Account with respect thereto equals the amount set forth in (A) above. Immediately upon such release by the Indenture Trustee, the Host Customer Purchased Solar Asset shall be deemed purchased by the relevant Host Customer.
(iii)    The Indenture Trustee shall release from the Lien of this Indenture any Terminated Solar Asset upon (A) the deposit by the Transaction Manager, the Operator or the Issuer into the Lockbox Account or the Collection Account of (1) the entire amount of Insurance Proceeds received or expected to be received with respect to such Terminated Solar Asset or (2) the payment in full of the Unscheduled Note Principal Payment related to such Terminated Solar Asset and (B) receipt by the Indenture Trustee of an Officer’s Certificate of the Transaction Manager (in a form substantially attached hereto as Exhibit D) certifying: (1) as to the identity of the Terminated Solar Asset to be released, and (2) that (x) the amount deposited in the Lockbox Account or the Collection Account with respect thereto equals, as applicable the entire amount of Insurance Proceeds received or expected to be received with respect to such Terminated Solar Asset or (y) the Unscheduled Note Principal Payment in respect of such Terminated Solar Asset has been paid in full to the Noteholders. Immediately upon such release by the Indenture Trustee, the Issuer shall cause a distribution-in-kind of such Terminated Solar Asset from the Project Company to the Issuer and from the Issuer to the Depositor.
(iv)    The Issuer shall be entitled to obtain a release from the Lien of this Indenture for any Cut-Off Date Delinquent Solar Asset at any time after receipt by the Indenture Trustee of an Officer's Certificate of the Issuer (in a form substantially attached hereto as Exhibit D) certifying: (1) as to the identity of the Cut-Off Date Delinquent Solar Asset to be released and (2) the date on which such Cut-Off Date Delinquent Solar Asset shall be released. Immediately upon such release by the Indenture Trustee, the Issuer shall cause a distribution-in-kind of such Cut-Off Date Delinquent Solar Asset from the Project Company to the Issuer and such Cut-Off Date Delinquent Solar Asset shall be deemed to have been distributed from the Issuer to the Depositor.

(c)Upon satisfaction of the conditions specified in subsection (b), the Indenture Trustee shall release from the Lien of this Indenture and deliver to or upon the order of the Issuer the applicable Solar Asset and the related Custodian File. Upon the order of the Issuer, the Indenture Trustee shall authorize a UCC financing statement prepared by the Transaction Manager evidencing such release.
ARTICLE VII

THE INDENTURE TRUSTEE
Section 7.01.    Duties of Indenture Trustee.
(a)    If a Responsible Officer of the Indenture Trustee has received notice pursuant to Section 7.02(a), or a Responsible Officer of the Indenture Trustee shall otherwise have actual knowledge that an Event of Default has occurred and is continuing, the Indenture Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in its exercise, as a prudent person would exercise or use under the circumstances in the conduct of his own affairs.
(b)    Except during the occurrence and continuance of such an Event of Default:
(i)    The Indenture Trustee need perform only those duties that are specifically set forth in this Indenture and any other Transaction Document to which it is a party and no others and no implied covenants or obligations of the Indenture Trustee shall be read into this Indenture or any other Transaction Document.
(ii)    In the absence of negligence or bad faith on its part, the Indenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Indenture Trustee and conforming to the requirements of this Indenture or any other Transaction Document. The Indenture Trustee shall, however, examine such certificates and opinions to determine whether they conform on their face to the requirements of this Indenture or any other Transaction Document but the Indenture Trustee shall not be required to determine, confirm or recalculate information contained in such certificates or opinions.
(c)    No provision of this Indenture shall be construed to relieve the Indenture Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:
(i)     This paragraph does not limit the effect of subsection (b) of this Section 7.01.
(ii)     The Indenture Trustee shall not be liable in its individual capacity for any action taken or error of judgment made in good faith by a Responsible Officer or other officers of the Indenture Trustee, unless it is proved that the Indenture Trustee was negligent in ascertaining the pertinent facts.
(iii)     The Indenture Trustee shall not be personally liable with respect to any action it takes, suffers or omits to take in good faith in accordance with a direction received by it from the Noteholders in accordance with this Indenture or any other Transaction Document or for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture or any other Transaction Document.
(iv)     The Indenture Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or otherwise to perfect or to maintain the perfection of any security interest in the Trust Estate or in any item comprising the Conveyed Property.
(d)    No provision of this Indenture or any other Transaction Document shall require the Indenture Trustee to expend or risk its own funds or otherwise incur any financial or other liability in the performance of any of its duties hereunder or thereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not assured to it.
(e)    The provisions of subsections (a), (b), (c) and (d) of this Section 7.01 shall apply to any co-trustee or separate trustee appointed by the Issuer and the Indenture Trustee pursuant to Section 7.13.
(f)    The Indenture Trustee shall not in any way be held liable by reason of any insufficiency in any Account held by the Indenture Trustee resulting from any loss experienced on any item comprising the Conveyed Property.
(g)    In no event shall the Indenture Trustee be required to take any action that conflicts with applicable law, any of the provisions of this Indenture or any other Transaction Document or with the Indenture Trustee’s duties hereunder or that adversely affect its rights and immunities hereunder.
(h)    In no event shall the Indenture Trustee have any obligations or duties under or have any liabilities whatsoever to Noteholders under ERISA.
(i)    In no event shall the Indenture Trustee be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control and without the fault or negligence of the Indenture Trustee, including, without limitation, strikes, work stoppages, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities;

it being understood that the Indenture Trustee shall resume performance as soon as practicable under the circumstances.
Section 7.02.    Notice of Default, Transaction Manager Termination Event or Event of Default; Delivery of Manager Reports.
(a)     The Indenture Trustee shall not be required to take notice of or be deemed to have notice or knowledge of any default, Default, Transaction Manager Termination Event, Event of Default event or information, or be required to act upon any default, Default, Transaction Manager Termination Event, Event of Default, event or information (including the sending of any notice) unless a Responsible Officer of the Indenture Trustee is specifically notified in writing at the address set forth in Section 12.04 or until a Responsible Officer of the Indenture Trustee shall have acquired actual knowledge of a default, Default, a Transaction Manager Termination Event, an Event of Default, an event or information and shall have no duty to take any action to determine whether any such default, Default, Transaction Manager Termination Event, Event of Default, or event has occurred. In the absence of receipt of such notice or actual knowledge, the Indenture Trustee may conclusively assume that there is no such default, Default, Event of Default, Transaction Manager Termination Event or event. If written notice of the existence of a default, a Default, an Event of Default, a Transaction Manager Termination Event, an event or information has been delivered to a Responsible Officer of the Indenture Trustee or a Responsible Officer of the Indenture Trustee has actual knowledge thereof, the Indenture Trustee shall promptly provide paper or electronic notice thereof to the Issuer, the Transaction Transition Manager, the Rating Agency and each Noteholder, but in any event, no later than five days after such knowledge or notice occurs.
(b)    In the event the Transaction Manager does not make available to the Rating Agency all reports of the Transaction Manager and all reports to the Noteholders, upon request of the Rating Agency, the Indenture Trustee shall make available promptly after such request, copies of such Manager reports as are in Indenture Trustee’s possession to the Rating Agency and the Noteholders.
Section 7.03.    Rights of Indenture Trustee.
(a)     The Indenture Trustee may rely and shall be protected in acting or refraining from acting upon any document believed by it to be genuine and to have been signed or presented by the proper Person. The Indenture Trustee need not investigate any fact or matter stated in any document. The Indenture Trustee need not investigate or re-calculate, evaluate, certify, verify or independently determine the accuracy of any numerical information, report, certificate, information, statement, representation or warranty or any fact or matter stated in any such document and may conclusively rely as to the truth of the statements and the accuracy of the information therein.
(b)    Before the Indenture Trustee takes any action or refrains from taking any action under this Indenture or any other Transaction Document, it may require an Officer’s Certificate of the Issuer or an Opinion of Counsel, the costs of which (including the Indenture Trustee’s reasonable attorney’s fees and expenses) shall be paid by the party requesting that the Indenture Trustee act or refrain from acting. The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Officer’s Certificate or Opinion of Counsel.
(c)    The Indenture Trustee shall not be personally liable for any action it takes or omits to take or any action or inaction it believes in good faith to be authorized or within its rights or powers.
(d)    The Indenture Trustee shall not be bound to make any investigation into the facts of matters stated in any reports, certificates, payment instructions, opinion, notice, order or other paper or document unless requested in writing by 25% or more of the Noteholders, and such Noteholders have provided to the Indenture Trustee indemnity satisfactory to it.
(e)    The Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian or nominee, and the Indenture Trustee shall not be responsible for any misconduct or negligence on the part of any such agent, attorney, custodian or nominee appointed by it hereunder with due care. The Indenture Trustee may consult with counsel, accountants and other experts and the advice or opinion of counsel, accountants and other experts with respect to legal and other matters relating to any Transaction Document shall be full and complete authorization and protection from liability with respect to any action taken, omitted or suffered by it hereunder in good faith and in accordance with such advice or opinion of counsel.
(f)    The Indenture Trustee shall not be required to give any bond or surety with respect to the execution of this Indenture or the powers granted hereunder.
(g)    The Indenture Trustee shall not be liable for any action or inaction of the Issuer, the Transaction Manager, the Custodian or any other party (or agent thereof) to this Indenture or any Transaction Document and may assume compliance by such parties with their obligations under this Indenture or any other Transaction Document, unless a Responsible Officer of the Indenture Trustee shall have received written notice to the contrary at the Corporate Trust Office of the Indenture Trustee.
(h)    The Indenture Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Indenture or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Noteholders, pursuant to the provisions of this Indenture, unless such Noteholders shall have offered to the Indenture Trustee security or indemnity satisfactory to the Indenture Trustee against the costs, expenses and liabilities (including the fees and expenses of the Indenture Trustee’s counsel and agents) which may be incurred therein or thereby.

(i)    The Indenture Trustee shall have no duty (i) to maintain or monitor any insurance or (ii) to see to the payment or discharge of any tax, assessment, or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Trust Estate.
(j)    Delivery of any reports, information and documents to the Indenture Trustee provided for herein or any other Transaction Document is for informational purposes only (unless otherwise expressly stated), and the Indenture Trustee’s receipt of such or otherwise publicly available shall not constitute actual or constructive knowledge or notice of any information contained therein or determinable from information contained therein, including the Transaction Manager’s or the Issuer’s compliance with any of its representations, warranties or covenants hereunder (as to which the Indenture Trustee is entitled to rely exclusively on Officer’s Certificates). The Indenture Trustee shall not have actual notice of any default or any other matter unless a Responsible Officer of the Indenture Trustee receives actual written notice of such default or other matter.
(k)    The Indenture Trustee does not have any obligation to investigate any matter or exercise any powers vested under this Indenture unless requested in writing by 25% or more of the Noteholders.
(l)    Knowledge of the Indenture Trustee shall not be attributed or imputed to Wells Fargo’s other roles in the transaction and knowledge of the Transaction Transition Manager or the Custodian shall not be attributed or imputed to each other or to the Indenture Trustee (other than those where the roles are performed by the same group or division within Wells Fargo or otherwise share the same Responsible Officers), or any affiliate, line of business, or other division of Wells Fargo (and vice versa).
(m)    The right of the Indenture Trustee to perform any permissive or discretionary act enumerated in this Indenture or any related document shall not be construed as a duty.
Section 7.04.    Not Responsible for Recitals, Issuance of Notes or Application of Moneys as Directed. The recitals contained herein and in the Notes, except the certificates of authentication on the Notes, shall be taken as the statements of the Issuer, and the Indenture Trustee assumes no responsibility for their correctness. The Indenture Trustee makes no representations with respect to the Trust Estate or as to the validity or sufficiency of the Trust Estate or this Indenture or any other Transaction Document or of the Notes. The Indenture Trustee shall not be accountable for the use or application by the Issuer of the proceeds of the Notes. Subject to Section 7.01(b), the Indenture Trustee shall not be liable to any Person for any money paid to the Issuer upon an Issuer Order, Transaction Manager instruction or order or direction provided in a Quarterly Transaction Report contemplated by this Indenture or any other Transaction Document.

Section 7.05.    May Hold Notes. The Indenture Trustee or any agent of the Issuer, in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with the Issuer or Sunrun or any Affiliate of the Issuer or Sunrun with the same rights it would have if it were not Indenture Trustee or other agent.
Section 7.06.    Money Held in Trust. The Indenture Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Issuer and except to the extent of income or other gain on investments which are obligations of the Indenture Trustee hereunder.
Section 7.07.    Compensation and Reimbursement.
(a)     The Issuer agrees:
(i)    to pay the Indenture Trustee, in accordance with and subject to the Priority of Payments, the Indenture Trustee Fee. The Indenture Trustee’s compensation shall not be limited by any law with respect to compensation of a trustee of an express trust and the payments to the Indenture Trustee provided by Article V hereto shall constitute payments due with respect to the applicable fee agreement or letter;
(ii)    in accordance with and subject to the Priority of Payments, to reimburse the Indenture Trustee upon request for all reasonable expenses, disbursements and advances incurred or made by the Indenture Trustee in accordance with any provision of this Indenture (including, but not limited to, the reasonable compensation, expenses and disbursements of its agents and counsel and allocable costs of in house counsel); provided, however, in no event shall the Issuer pay or reimburse the Indenture Trustee or the agents or counsel, including in house counsel of either, for any expenses, disbursements and advances incurred or made by the Indenture Trustee in connection with any negligent action or negligent inaction or willful misconduct on the part of the Indenture Trustee;
(iii)     to indemnify the Indenture Trustee and its officers, directors, employees and agents for, and to hold them harmless against, any fee, loss, liability, damage, cost or expense (including reasonable attorneys’ fees and expenses and court costs) incurred without negligence or bad faith on the part of the Indenture Trustee, to the extent such matters have been determined by a court of competent jurisdiction, arising out of, or in connection with, the acceptance or administration of this trust, including those incurred in connection with any action, claim or suit brought to enforce the indemnification or other obligations of the relevant transaction parties; provided, however, that:
(A)    with respect to any such claim the Indenture Trustee shall have given the Issuer, the Depositor and the Transaction Manager written notice thereof promptly after the Indenture Trustee shall have actual knowledge thereof, provided, that failure to notify shall not relieve the parties of their obligations hereunder;
(B)    notwithstanding anything to the contrary in this Section 7.07(a)(iii), none of the Issuer, the Depositor or the Transaction Manager shall be liable for settlement of any such claim by the Indenture Trustee entered into without the prior consent of the Issuer, the Depositor or the Transaction Manager, as the case may be, which consent shall not be unreasonably withheld or delayed; and
(C)    the Indenture Trustee, its officers, directors, employees and agents, as a group, shall be entitled to counsel separate from the Issuer, the Depositor and the Transaction Manager; to the extent the Issuer’s, the Depositor’s and the Transaction Manager’s interests are not adverse to the interests of the Indenture Trustee, its officers, directors, employees or agents, the Indenture Trustee may agree to be represented by the same counsel as the Issuer, the Depositor and the Transaction Manager.
Such payment obligations and indemnification shall survive the resignation or removal of the Indenture Trustee as well as the discharge, termination or assignment hereof. The Indenture Trustee’s expenses are intended as expenses of administration.
Anything in this Indenture to the contrary notwithstanding, in no event shall the Indenture Trustee be liable for special, indirect, punitive or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Indenture Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action.
(b)    The Indenture Trustee shall, on each Payment Date, in accordance with the Priority of Payments set forth in Section 5.05, deduct payment of its fees, expenses and indemnities hereunder from moneys in the Collection Account.
(c)    The Issuer agrees to assume and to pay, and to indemnify, defend and hold harmless the Indenture Trustee and the Noteholders from any taxes which may at any time be asserted with respect to, and as of the date of, the Grant of the Trust Estate to the Indenture Trustee, including, without limitation, any sales, gross receipts, general corporation, personal property, privilege or license taxes (but with respect to the Noteholders only, not including any federal, State or other taxes arising out of the creation or the issuance of the Notes or payments with respect thereto) and costs (including court costs), expenses and reasonable counsel fees and expenses in defending against the same.
Section 7.08.    Eligibility; Disqualification. The Indenture Trustee shall always have a combined capital and surplus as stated in Section 7.09, and shall always be a bank or trust company with corporate trust powers organized under the laws of the United States or any State thereof which is a member of the Federal Reserve System and shall be rated at least “A-” by S&P.
Section 7.09.    Indenture Trustee’s Capital and Surplus. The Indenture Trustee and/or its parent shall at all times have a combined capital and surplus of at least $100,000,000. If the Indenture Trustee publishes annual reports of condition of the type described in Section 310(a)(2) of the Trust Indenture Act of 1939, as amended, its combined capital and surplus for purposes of this Section 7.09 shall be as set forth in the latest such report.
Section 7.10.    Resignation and Removal; Appointment of Successor.
(a)     No resignation or removal of the Indenture Trustee and no appointment of a successor Indenture Trustee pursuant to this Section 7.10 shall become effective until the acceptance of appointment by the successor Indenture Trustee under Section 7.11.
(b)    The Indenture Trustee may resign at any time by giving written notice thereof to the Issuer and the Transaction Manager. If an instrument of acceptance by a successor Indenture Trustee shall not have been delivered to the Indenture Trustee within 30 days after the giving of such notice of resignation, the resigning Indenture Trustee may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee.
(c)    The Indenture Trustee may be removed at any time by the Super-Majority Noteholders upon 30 days’ prior written notice, delivered to the Indenture Trustee, with copies to the Transaction Manager and the Issuer.
(d)    (i) If at any time the Indenture Trustee shall cease to be eligible under Section 7.08 or 7.09 or shall become incapable of acting or shall be adjudged bankrupt or insolvent, or a receiver of the Indenture Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Indenture Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, with 30 days’ prior written notice, the Issuer with the prior written consent of the Super-Majority Noteholders, by an Issuer Order, may remove the Indenture Trustee.
(ii)    If the Indenture Trustee shall be removed pursuant to Sections 7.10(c) or (d) and no successor Indenture Trustee shall have been appointed pursuant to Section 7.10(e) and accepted such appointment within 30 days of the date of removal, the removed Indenture Trustee may petition any court of competent jurisdiction for appointment of a successor Indenture Trustee acceptable to the Issuer.
(e)    If the Indenture Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of the Indenture Trustee for any cause, the Issuer, with the prior written consent of the Majority Noteholders, by an Issuer Order shall promptly appoint a successor Indenture Trustee.
(f)    The Issuer shall give to the Rating Agency and the Noteholders notice of each resignation and each removal of the Indenture Trustee and each appointment of a successor Indenture Trustee. Each notice shall include the name of the successor Indenture Trustee and the address of its Corporate Trust Office.
(g)    The provisions of this Section 7.10 shall apply to any co-trustee or separate trustee appointed by the Issuer and the Indenture Trustee pursuant to Section 7.13.
Section 7.11.    Acceptance of Appointment by Successor.
(a)     Every successor Indenture Trustee appointed hereunder shall execute, acknowledge and deliver to the Issuer and the retiring Indenture Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Indenture Trustee shall become effective and such successor Indenture Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Indenture Trustee. Notwithstanding the foregoing, on request of the Issuer or the successor Indenture Trustee, such retiring Indenture Trustee shall, upon payment of its fees, expenses and other charges, execute and deliver an instrument transferring to such successor Indenture Trustee all the rights, powers and trusts of the retiring Indenture Trustee and shall duly assign, transfer and deliver to such successor Indenture Trustee all property and money held by such retiring Indenture Trustee hereunder. Upon request of any such successor Indenture Trustee, the Issuer shall execute and deliver any and all instruments for more fully and certainly vesting in and confirming to such successor Indenture Trustee all such rights, powers and trusts.
(b)    No successor Indenture Trustee shall accept its appointment unless at the time of such acceptance such successor Indenture Trustee shall be qualified and eligible under Sections 7.08 and 7.09.
(c)    Notwithstanding the replacement of the Indenture Trustee, the obligations of the Issuer pursuant to Section 7.07(a)(iii) and (c) and the Indenture Trustee’s protections under this Article VII shall continue for the benefit of the retiring Indenture Trustee.
Section 7.12.    Merger, Conversion, Consolidation or Succession to Business of Indenture Trustee. Any corporation or national banking association into which the Indenture Trustee may be merged or converted or with which it may be consolidated, or any corporation, bank, trust company or national banking association resulting from any merger, conversion or consolidation to which the Indenture Trustee shall be a party, or any corporation, bank, trust company or national banking association succeeding to all or substantially all of the corporate trust business of the Indenture Trustee, shall be the successor of the Indenture Trustee hereunder if such corporation, bank, trust company or national banking association shall be otherwise qualified and eligible under Section 7.08 and 7.09, without the execution or filing of any paper or any further act on the part of any of the parties hereto. The Indenture Trustee shall provide the Rating Agency written notice of any such transaction. In case any Notes have been authenticated, but not delivered, by the Indenture Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Indenture Trustee may adopt such authentication and deliver the Notes so authenticated with the same effect as if such successor Indenture Trustee had authenticated such Notes.
Section 7.13.    Co-trustees and Separate Indenture Trustees.
(a)     At any time or times, for the purpose of meeting the legal requirements of any jurisdiction in which any of the Trust Estate may at the time be located, for enforcement actions, and where a conflict of interest exists, the Indenture Trustee shall have power to appoint and, upon the written request of the Indenture Trustee, the Issuer shall for such purpose join with the Indenture Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to appoint, one or more Persons approved by the Indenture Trustee either to act as co-trustee, jointly with the Indenture Trustee, of all or any part of the Trust Estate, or to act as separate trustee of any such property, in either case with such powers as may be provided in the instrument of appointment, and to vest in such Person or Persons in the capacity aforesaid, any property, title, right or power deemed necessary or desirable, subject to the other provisions of this Section 7.13. If the Issuer does not join in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default has occurred and is continuing, the Indenture Trustee alone shall have power to make such appointment. Any Person so appointed shall assume the obligations of the Indenture Trustee hereunder in full.
(b)    Should any written instrument from the Issuer be required by any co-trustee or separate trustee so appointed for more fully confirming to such co-trustee or separate trustee such property, title, right or power, any and all such instruments shall, on request, be executed, acknowledged and delivered by the Issuer.
(c)    Every co-trustee or separate trustee shall, to the extent permitted by law, but to such extent only, be appointed subject to the following terms:
(i)    The Notes shall be authenticated and delivered and all rights, powers, duties and obligations hereunder with respect to the custody of securities, cash and other personal property held by, or required to be deposited or pledged with, the Indenture Trustee hereunder, shall be exercised solely by the Indenture Trustee.
(ii)    The rights, powers, duties and obligations hereby conferred or imposed upon the Indenture Trustee with respect to any property covered by such appointment shall be conferred or imposed upon and exercised or performed by the Indenture Trustee and such co-trustee or separate trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act is to be performed, the Indenture Trustee shall be incompetent or unqualified to perform such act, in which event such rights, powers, duties and obligations shall be exercised and performed solely by such co-trustee or separate trustee.
(iii)     The Indenture Trustee at any time, by an instrument in writing executed by it, may accept the resignation of, or remove, any co-trustee or separate trustee appointed under this Section 7.13. Upon the written request of the Indenture Trustee, the Issuer shall join with the Indenture Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to effectuate such resignation or removal. A successor to any co-trustee or separate trustee so resigned or removed may be appointed in the manner provided in this Section 7.13.
(iv)     No co-trustee or separate trustee hereunder shall be financially or otherwise liable by reason of any act or omission of the Indenture Trustee, or any other such trustee hereunder, and the Indenture Trustee shall not be financially or otherwise liable by reason of any act or omission of any co-trustee or other such separate trustee hereunder.
(v)    Any notice, request or other writing delivered to the Indenture Trustee shall be deemed to have been delivered to each such co-trustee and separate trustee.
(vi)     Any separate trustee or co-trustee may, at any time, constitute the Indenture Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or with respect to this Indenture on its behalf and in its name. The Indenture Trustee shall not be responsible for any action or inaction of any such separate trustee or co-trustee. The Indenture Trustee shall not have any responsibility or liability relating to the appointment of any separate or co-trustee. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estate, properties, rights, remedies and trusts shall vest in and be exercised by the Indenture Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.
Section 7.14.    Books and Records. The Indenture Trustee agrees to provide to the Noteholders the right during normal business hours upon two days’ prior notice in writing to inspect its books and records insofar as the books and records relate to the functions and duties of the Indenture Trustee pursuant to this Indenture.
Section 7.15.    Control. Upon the Indenture Trustee being adequately indemnified in writing to its satisfaction, the Majority Noteholders shall have the right to direct the Indenture Trustee with respect to any action or inaction by the Indenture Trustee hereunder, the exercise of any trust or power conferred on the Indenture Trustee, or the conduct of any proceeding for any remedy available to the Indenture Trustee with respect to the Notes, the Trust Estate or the Project Company Collateral; provided that:
(a)    such direction shall not be in conflict with any rule of law or with this Indenture or expose the Indenture Trustee to financial or other liability (for which it has not been adequately indemnified) or be unduly prejudicial to the Noteholders not approving such direction including, but not limited to and without intending to narrow the scope of this limitation, direction to the Indenture Trustee to act or omit to act, directly or indirectly, to amend, hypothecate, subordinate, terminate or discharge any Lien benefiting the Noteholders in the Trust Estate or the Project Company Collateral;
(b)    the Indenture Trustee may take any other action deemed proper by the Indenture Trustee which is not inconsistent with such direction; and
(c)    except as expressly provided otherwise herein (but only with the prior consent of or at the direction of the Majority Noteholders), the Indenture Trustee shall have the authority to take any enforcement action to enforce the provisions of this Indenture.
Section 7.16.    Suits for Enforcement. If an Event of Default of which a Responsible Officer of the Indenture Trustee shall have actual knowledge, shall occur and be continuing, the Indenture Trustee may, in its discretion and shall, at the direction of the Majority Noteholders (provided that the Indenture Trustee is adequately indemnified in writing to its satisfaction), proceed to protect and enforce its rights and the rights of any Noteholders under this Indenture by a suit, action or proceeding in equity or at law or otherwise, whether for the specific performance of any covenant or agreement contained in this Indenture or in aid of the execution of any power granted in this Indenture or for the enforcement of any other legal, equitable or other remedy as the Indenture Trustee, being advised by counsel, shall deem most effectual to protect and enforce any of the rights of the Indenture Trustee or any Noteholders, but in no event shall the Indenture Trustee be liable for any failure to act in the absence of direction the Majority Noteholders.
Section 7.17.    Compliance with Applicable Anti-Terrorism and Anti-Money Laundering Regulations. In order to comply with laws, rules and regulations applicable to banking institutions, including those relating to the funding of terrorist activities and money laundering, the Indenture Trustee is required to obtain, verify and record certain information relating to individuals and entities which maintain a business relationship with Indenture Trustee. Accordingly, each of the parties agrees to provide to Indenture Trustee upon its request from time to time such identifying information and documentation as may be available for such party in order to enable Indenture Trustee to comply with applicable law.
Section 7.18.    Authorization. The Indenture Trustee is hereby authorized and directed to execute, deliver and perform its obligations under and make the representations contained in the

Account Control Agreement on the Closing Date. The Noteholders, by their acceptance of such Notes, acknowledge and agree that the Indenture Trustee shall execute, deliver and perform its obligations under the Account Control Agreement and shall do so solely in its capacity as Indenture Trustee and not in its individual capacity. The Indenture Trustee shall deliver a notice of exclusive control, access termination notice or other similar notice under the Account Control Agreement: (a) prior to the occurrence of an Event of Default only if a Responsible Officer of the Indenture Trustee has actual knowledge or has received written notice that (i) the Issuer, the Operator or the Transaction Manager shall have given a direction to the Lockbox Bank to modify or revoke the standing instruction in place on the Closing Date whereby amounts on deposit in the Lockbox Account are automatically swept to the Collection Account, (ii) the Operator or the Transaction Manager shall have given a direction to the Lockbox Bank in a manner other than as expressly permitted in Section 5.04(a), or (iii) a Transaction Manager Termination Event or Operator Termination Event shall have occurred; and (b) otherwise, only after the occurrence of an Event of Default. The Noteholders, by their acceptance of the Notes acknowledge and agree that the Indenture Trustee shall have no obligation to take any action pursuant to the Account Control Agreement other than in accordance with the preceding sentence unless directed to do so by the Majority Noteholders.
ARTICLE VIII

[RESERVED]
ARTICLE IX

EVENT OF DEFAULT
Section 9.01.    Events of Default. The occurrence of any of the following events shall constitute an “Event of Default” hereunder:
(a)    a default in the payment of any Note Interest on a Payment Date, which default shall not have been cured after three Business Days;
(b)    a default in the payment of the Outstanding Note Balance at the Rated Final Maturity;
(c)    either (A) a court having jurisdiction in respect of the Issuer enters a decree or order for (1) relief in respect of the Issuer or the Project Company under any Applicable Law relating to bankruptcy, restructuring, insolvency, receivership, winding-up, liquidation, reorganization, examination, relief of debtors or other similar law now or hereafter in effect; (2) appointment of a receiver, receiver and manager, liquidator, examiner, assignee, custodian, trustee, sequestrator or similar official of the Issuer or the Project Company; or (3) the winding up or liquidation of the affairs of such Issuer and, in each case, such decree or order shall remain unstayed or such writ or other process shall not have been stayed or dismissed within sixty (60) days from entry thereof; or (B) the Issuer or the Project Company, (1) commences a voluntary case under any Applicable Law relating to bankruptcy, restructuring, insolvency, receivership, winding-up, liquidation, reorganization, examination, relief of debtors or other similar law now or hereafter in effect, or consents to the entry of an order for relief in any involuntary case under any such law; (2) consents to the appointment of or taking possession by a receiver, receiver and manager, liquidator, examiner, assignee, custodian, trustee, sequestrator or similar official of Issuer or the Project Company or for all or substantially all of the property and assets of the Issuer or the Project Company; or (3) effects any general assignment for the benefit of creditors, admits in writing its inability to pay its debts generally as they come due, voluntarily suspends payment of its obligations or becomes insolvent;
(d)    the failure of the Issuer to observe or perform in any material respect any covenant or obligation of the Issuer set forth in this Indenture (other than the failure to make any required payment with respect to the Notes), which has not been cured within 30 days from the date of receipt by the Issuer of written notice from the Indenture Trustee (to the extent a Responsible Officer of the Indenture Trustee has received written notice or has actual knowledge thereof) of such breach or default, or the failure of the Issuer to deposit into the Collection Account all amounts held or received by the Issuer required to be deposited therein within three (3) Business Days of the required deposit date;
(e)    any representation, warranty or statement of the Issuer (other than representations and warranties as to whether a Designated Solar Asset is an Eligible Solar Asset) contained in the Transaction Documents or any report, document or certificate delivered by the Issuer pursuant to the foregoing agreements shall prove to be incorrect in any material respect as of the time when the same shall have been made and, within 30 days after written notice thereof shall have been given to the Indenture Trustee and the Issuer by the Transaction Manager, the Indenture Trustee (to the extent a Responsible Officer of the Indenture Trustee has received written notice or has actual knowledge thereof) or by the Majority Noteholders, the circumstance or condition in respect of which such representation, warranty or statement was incorrect shall not have been eliminated or otherwise cured (which cure may be effected by payment of an indemnity claim) or waived by the Indenture Trustee, acting at the direction of the Majority Noteholders;
(f)    the failure for any reason of the Indenture Trustee to have a first priority perfected security interest in the Trust Estate or the Project Company Collateral in favor of the Indenture Trustee, in each case subject to Permitted Liens, which is not stayed, released or otherwise cured within ten days of receipt of notice or knowledge thereof;
(g)    the Issuer or the Project Company becomes subject to registration as an “investment company” under the 1940 Act;

(h)    the Issuer or the Project Company shall become taxable as an association (or publicly traded partnership taxable as a corporation) for U.S. federal or state income tax purposes;
(i)    the failure by the Depositor or the Performance Guarantor to cure or pay the Repurchase Price for a Defective Solar Asset in accordance with the Depositor Contribution Agreement or Performance Guaranty, as applicable; or
(j)    there shall remain in force, undischarged, unsatisfied, and unstayed for more than 30 consecutive days, any final non-appealable judgment in the amount of $100,000 or more against the Issuer not covered by insurance.
In the case of any event described in the foregoing subparagraphs, after the applicable grace period set forth in such subparagraphs, if any, the Indenture Trustee shall give written notice to the Noteholders, the Rating Agency, the Transaction Manager, the Transaction Transition Manager and the Issuer that an Event of Default has occurred as of the date of such notice. The Issuer is required to give the Indenture Trustee written notice of the occurrence of any Event of Default promptly and in any event within two (2) Business Days after the Issuer has actual knowledge thereof.
Section 9.02.    Actions of Indenture Trustee. If an Event of Default shall have occurred and be continuing hereunder, the Indenture Trustee shall, at the direction of the Super-Majority Noteholders, do one of the following:
(a)    declare the entire unpaid principal amount of the Notes, all interest accrued and unpaid thereon and all other amounts payable under this Indenture and the other Transaction Documents to be immediately due and payable;
(b)    either on its own or through an agent, take possession of and sell the Trust Estate or the Project Company Collateral pursuant to Section 9.15, provided, however, that neither the Indenture Trustee nor any collateral agent may sell or otherwise liquidate the Trust Estate or the Project Company Collateral unless either (i) the proceeds of such sale or liquidation are sufficient to discharge in full the amounts then due and unpaid upon the Notes for principal and accrued interest and the fees and all other amounts required to be paid pursuant to the Priority of Payments or (ii) the Holders of 100% of the Outstanding Note Balance consent thereto;
(c)    institute proceedings for collection of amounts due on the Notes or under this Indenture by automatic acceleration or otherwise, or if no such acceleration or collection efforts have been made, or if such acceleration or collection efforts have been made, but have been annulled or rescinded, the Indenture Trustee may elect to take possession of the Trust Estate or the Project Company Collateral and collect or cause the collection of the proceeds thereof and apply such proceeds in accordance with the applicable provisions of this Indenture;
(d)    enforce any judgment obtained and collect any amounts adjudged from the Issuer;

(e)    institute any proceedings for the complete or partial foreclosure of the Lien created by the Indenture with respect to the Trust Estate or the Lien created by the Project Company Security Agreement with respect to the Project Company Collateral; and
(f)    protect the rights of the Indenture Trustee and the Noteholders by taking any appropriate action including exercising any remedy of a secured party under the UCC or any other applicable law.
Notwithstanding the foregoing, upon the occurrence of an Event of Default of the type described in clause (c) of the definition thereof, the entire Outstanding Note Balance, all interest accrued and unpaid thereon and all other amounts payable under this Indenture and the other Transaction Documents shall automatically become immediately due and payable.
Section 9.03.    Indenture Trustee May File Proofs of Claim. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, composition or other judicial proceeding relative to the Issuer or any other obligor upon the Notes or the property of the Issuer or of such other obligor or their creditors, the Indenture Trustee (irrespective of whether the Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Indenture Trustee shall have made any demand on the Issuer for the payment of overdue principal or any interest or other amounts) shall, at the written direction of the Majority Noteholders, by intervention in such proceeding or otherwise:
(a)    file and prove a claim for the whole amount owing and unpaid with respect to the Notes issued hereunder and file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel) and of the Noteholders allowed in such proceeding; and
(b)    collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;
and any receiver, assignee, trustee, liquidator, or sequestrator (or other similar official) in any such proceeding is hereby authorized by each Noteholder to make such payments to the Indenture Trustee and, in the event that the Indenture Trustee shall consent to the making of such payments directly to the Noteholders, to pay to the Indenture Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel, and any other amounts due the Indenture Trustee under Section 7.07.
Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize and consent to or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment, or composition affecting any of the Notes or the rights of any Noteholder thereof, or to authorize the Indenture Trustee to vote with respect to the claim of any Noteholder in any such proceeding.
Section 9.04.    Indenture Trustee May Enforce Claim Without Possession of Notes. All rights of action and claims under this Indenture or the Notes may be prosecuted and enforced by the Indenture Trustee without the possession of any of the Notes or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Indenture Trustee shall be brought in its own name as trustee for the benefit of the Noteholders, and any recovery of judgment shall be applied first, to the payment of the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel and any other amounts due the Indenture Trustee under Section 7.07 (provided that, any indemnification by the Issuer under Section 7.07 shall be paid only in the priority set forth in Section 5.05) and second, for the ratable benefit of the Noteholders for all amounts due to such Noteholders.
Section 9.05.    Knowledge of Indenture Trustee. Any references herein to the knowledge, discovery or learning of the Indenture Trustee shall mean and refer to actual knowledge of a Responsible Officer of the Indenture Trustee.
Section 9.06.    Limitation on Suits. No Holder of any Note shall have any right to institute any Proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder unless:
(a)    such Holder has previously given written notice to the Indenture Trustee of a continuing Event of Default;
(b)    the Majority Noteholders shall have made written request to the Indenture Trustee to institute Proceedings with respect to such Event of Default in its own name as Indenture Trustee hereunder;
(c)    such Holder or Holders have offered to the Indenture Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;
(d)    the Indenture Trustee for 30 days after its receipt of such notice, request and offer of security or indemnity has failed to institute any such Proceedings; and
(e)    no direction inconsistent with such written request has been given to the Indenture Trustee during such 30-day period by the Majority Noteholders;
it being understood and intended that no one or more Holders of Notes shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Notes, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided.

Section 9.07.    Unconditional Right of Noteholders to Receive Principal and Interest. The Holders of the Notes shall have the right, which is absolute and unconditional, subject to the express terms of this Indenture, to receive payment of principal and interest on such Notes, subject to the respective relative priorities provided for in this Indenture, as such principal and interest becomes due and payable from the Trust Estate and the Project Company Collateral and to institute Proceedings for the enforcement of any such payment, and such right shall not be impaired except as expressly permitted herein without the consent of such Holders.
Section 9.08.    Restoration of Rights and Remedies. If the Indenture Trustee or any Noteholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Indenture Trustee or to such Noteholder, then, and in every case, the Issuer, the Indenture Trustee and the Noteholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee and the Noteholders shall continue as though no such Proceeding had been instituted.
Section 9.09.    Rights and Remedies Cumulative. Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes in Section 2.09, no right or remedy herein conferred upon or reserved to the Indenture Trustee or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.
Section 9.10.    Delay or Omission; Not Waiver. No delay or omission of the Indenture Trustee or of any Holder of any Note to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or any acquiescence therein. Every right and remedy given by this Article IX or by law to the Indenture Trustee or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee or by the Noteholders, as the case may be.
Section 9.11.    Control by Noteholders. The Majority Noteholders shall have the right to direct the time, method and place of conducting any Proceeding for any remedy available to the Indenture Trustee or exercising any trust or power conferred on the Indenture Trustee; provided that:
(a)    such direction shall not be in conflict with any rule of law or with this Indenture including, without limitation, any provision hereof which expressly provides for approval by a greater percentage of the aggregate principal amount of all Outstanding Notes;

(b)    the Indenture Trustee may take any other action deemed proper by the Indenture Trustee which is not inconsistent with such direction; provided, however, that, subject to Section 7.01, the Indenture Trustee need not take any action which a Responsible Officer or Officers of the Indenture Trustee in good faith determines might involve it in personal liability (unless the Indenture Trustee is furnished with the reasonable indemnity referred to in Section 9.11(c)); and
(c)    the Indenture Trustee has been furnished reasonable indemnity against costs, expenses and liabilities which it might incur in connection therewith.
Section 9.12.    Waiver of Certain Events by Less Than All Noteholders. The Super-Majority Noteholders may, on behalf of the Holders of all the Notes, waive any past Default, Event of Default or Transaction Manager Termination Event, and its consequences, except:
(a)    a Default in the payment of the principal of or interest on any Note, or a Default caused by the Issuer becoming subject to registration as an “investment company” under the 1940 Act, or
(b)    with respect to a covenant or provision hereof which under Article X cannot be modified or amended without the consent of the Holder of each Outstanding Note affected.
Upon any such waiver, such Default, Event of Default or Transaction Manager Termination Event shall cease to exist, and any Default, Event of Default or Transaction Manager Termination Event or other consequence arising therefrom shall be deemed to have been cured for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default, Event of Default or Transaction Manager Termination Event or impair any right consequent thereon.
Section 9.13.    Undertaking for Costs. All parties to this Indenture agree, and each Noteholder and each Note Owner by its acceptance of a Note, shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys’ fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 9.13 shall not apply to any suit instituted by the Indenture Trustee or to any suit instituted by any Noteholder for the enforcement of the payment of the principal of or interest on any Note on or after the Rated Final Maturity expressed in such Note.
Section 9.14.    Waiver of Stay or Extension Laws. The Issuer covenants (to the extent that it may lawfully do so) that it will not, at any time, insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture;

and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Indenture Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.
Section 9.15.    Sale of Trust Estate and Project Company Collateral.
(a)     The power to effect any sale of any portion of the Trust Estate and the Project Company Collateral pursuant to this Article IX shall not be exhausted by any one or more sales as to any portion of the Trust Estate or the Project Company Collateral remaining unsold, but shall continue unimpaired until the entire Trust Estate and all of the Project Company Collateral securing the Notes shall have been sold or all amounts payable on the Notes and under this Indenture with respect thereto shall have been paid. The Indenture Trustee, acting on its own or through an agent, may from time to time postpone any sale by public announcement made at the time and place of such sale.
(b)    The Indenture Trustee shall not, in any private sale, sell to a third party the Trust Estate or the Project Company Collateral, or any portion thereof unless the Super-Majority Noteholders direct the Indenture Trustee, in writing, to make such sale or unless either (i) the proceeds of such sale or liquidation are sufficient to discharge in full the amounts then due and unpaid upon the Notes for principal and accrued interest and the fees and all other amounts required to be paid pursuant the Priority of Payments or (ii) the Holders of 100% of the principal amount of the Notes then Outstanding consent thereto.
(c)    The Indenture Trustee or any Noteholder may bid for and acquire any portion of the Trust Estate or the Project Company Collateral in connection with a public or private sale thereof, and in lieu of paying cash therefor, any Noteholder may make settlement for the purchase price by crediting against amounts owing on the Notes of such Holder or other amounts owing to such Holder secured by this Indenture, that portion of the net proceeds of such sale to which such Holder would be entitled, after deducting the reasonable costs, charges and expenses incurred by the Indenture Trustee or the Noteholders in connection with such sale. The Notes need not be produced in order to complete any such sale, or in order for the net proceeds of such sale to be credited against the Notes. The Indenture Trustee or the Noteholders may hold, lease, operate, manage or otherwise deal with any property so acquired in any manner permitted by law.
(d)    The Indenture Trustee shall execute and deliver an appropriate instrument of conveyance transferring its interest in any portion of the Trust Estate or the Project Company Collateral in connection with a sale thereof. In addition, the Indenture Trustee is hereby irrevocably appointed the agent and attorney-in-fact of the Issuer to transfer and convey its interest in any portion of the Trust Estate or the Project Company Collateral in connection with a sale thereof, and to take all action necessary to effect such sale. No purchaser or transferee at such a sale shall be bound to ascertain the Indenture Trustee’s authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.
(e)    The method, manner, time, place and terms of any sale of all or any portion of the Trust Estate or the Project Company Collateral shall be commercially reasonable.
(f)    This Section 9.15 is subject to Section 7.01(i).
Section 9.16.    Action on Notes. The Indenture Trustee’s right to seek and recover judgment on the Notes or under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture. Neither the Lien of this Indenture nor any rights or remedies of the Indenture Trustee or the Noteholders shall be impaired by the recovery of any judgment by the Indenture Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Trust Estate, upon any portion of the Project Company Collateral or upon any of the assets of the Issuer.
ARTICLE X

SUPPLEMENTAL INDENTURES
Section 10.01.    Supplemental Indentures Without Noteholder Approval.
(a)     Provided that (i) the Issuer shall have provided prior written notice to the Rating Agency of such modification, (ii) the Indenture Trustee shall have received a Tax Opinion, and (iii) if requested by the Indenture Trustee, the Indenture Trustee shall (x) have received an opinion that (a) such modification is authorized or permitted under the terms of this Indenture and will not have a material adverse effect on any Noteholder, and (b) that all conditions precedent to the execution of such modification have been satisfied or (y) have received an officer’s certificate of the Transaction Manager that such modification is authorized or permitted under the terms of this Indenture and will not have a material adverse effect on any Noteholder and the Indenture Trustee shall have received Rating Agency Confirmation with respect to such action (provided that the Issuer shall not be required to obtain Rating Agency Confirmation or the consent of any person with respect to any modification described in clauses (i), (ii) or (iii) below), the Issuer and the Indenture Trustee, when authorized and directed by an Issuer Order, at any time and from time to time, may without the consent of the Noteholders, enter into one or more amendments or indentures supplemental hereto, in form satisfactory to the Indenture Trustee for any of the following purposes:
(i)    to correct, amplify or add to the description of any property at any time subject to the Lien of this Indenture, or better to assure, convey and confirm unto the Indenture Trustee any property subject or required to be subjected to the Lien of this Indenture, or to subject to the Lien of this Indenture additional property;

(ii)    to evidence the succession of another Person to either the Issuer or the Indenture Trustee in accordance with the terms hereof, and the assumption by any such successor of the covenants of the Issuer or the Indenture Trustee contained herein and in the Notes;
(iii)     to cure any ambiguity, to correct any manifest error or any error which is of a formal, minor or technical nature, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein or to conform the provisions herein to the descriptions set forth in the Offering Circular;
(iv)     to add to the covenants of the Issuer or the Indenture Trustee, for the benefit of the Noteholders or to surrender any right or power herein conferred upon the Issuer; or
(v)    to effect any matter specified in Section 10.06.
(b)    Promptly after the execution by the Issuer and the Indenture Trustee of any amendment or supplemental indenture pursuant to this Section 10.01, the Indenture Trustee shall make available to the Noteholders and the Rating Agency a copy of such supplemental indenture. Any failure of the Indenture Trustee to mail such copy shall not, however, in any way impair or affect the validity of any such amendment or supplemental indenture.
Section 10.02.    Supplemental Indentures with Consent of Noteholders.
(a)     With the prior written consent of each Noteholder affected thereby, prior written notice to the Rating Agency and receipt by the Indenture Trustee of a Tax Opinion, the Issuer and the Indenture Trustee, when authorized and directed by an Issuer Order, at any time and from time to time, may enter into an amendment or a supplemental indenture for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Noteholders under this Indenture for the following purposes:
(i)    to change the Rated Final Maturity of the principal of any Note, or the due date of any payment of interest on any Note, or reduce the principal amount thereof, or the interest rate thereon, change the place of payment where, or the coin or currency in which any Note or any interest thereon is payable, or impair the right to institute suit for the enforcement of the payment of interest due on any Note on or after the due date thereof or for the enforcement of the payment of the entire remaining unpaid principal amount of any Note on or after the Rated Final Maturity thereof or change any provision of Article VI regarding the amounts payable upon any Voluntary Prepayment of the Notes;
(ii)    to reduce the percentage of the Outstanding Note Balance of the Notes, the consent of the Noteholders of which is required to approve any such supplemental indenture;

or the consent of the Noteholders of which is required for any waiver of compliance with provisions of this Indenture or Events of Default or Transaction Manager Termination Events under this Indenture or under the Transaction Management Agreement and their consequences provided for in this Indenture or for any other purpose hereunder;
(iii)    to modify any of the provisions of this Section 10.02;
(iv)    to modify or alter the provisions of the proviso to the definition of the term “Outstanding”; or
(v)    to permit the creation of any other Lien with respect to any part of the Trust Estate or terminate the Lien of this Indenture on any property at any time subject hereto or, except with respect to any action which would not have a material adverse effect on any Noteholder (as evidenced by an Opinion of Counsel to such effect), deprive the Noteholder of the security afforded by the Lien of this Indenture.
(b)    With the prior written consent of the Majority Noteholders, and receipt by the Indenture Trustee of a Tax Opinion, the Issuer and the Indenture Trustee, when authorized and directed by an Issuer Order, at any time and from time to time, may enter into one or more amendments or indentures supplemental hereto, in form and substance satisfactory to the Indenture Trustee (acting at the direction of the Majority Noteholders) for the purpose of modifying, eliminating or adding to the provisions of this Indenture; provided, that such supplemental indentures shall not have any of the effects described in paragraphs (i) through (v) of Section 10.02(a).
(c)    Promptly after the execution by the Issuer and the Indenture Trustee of any amendment or supplemental indenture pursuant to this Section 10.02, the Indenture Trustee shall make available to the Noteholders and the Rating Agency a copy of such supplemental indenture. Any failure of the Indenture Trustee to mail such copy shall not, however, in any way impair or affect the validity of any such supplemental indenture.
(d)    Whenever the Issuer or the Indenture Trustee solicits a consent to any amendment or supplement to the Indenture, the Issuer shall fix a record date in advance of the solicitation of such consent for the purpose of determining the Noteholders entitled to consent to such amendment or supplement. Only those Noteholders at such record date shall be entitled to consent to such amendment or supplement whether or not such Noteholders continue to be Holders after such record date.
Section 10.03.    Execution of Amendments and Supplemental Indentures. In executing, or accepting the additional trusts created by, any amendment or supplemental indenture permitted by this Article X or the modifications thereby of the trusts created by this Indenture, the Indenture Trustee shall be entitled to receive, and (subject to Section 7.01) shall be fully protected in relying upon, an Opinion of Counsel (i) stating that the execution of such supplemental indenture is authorized or permitted by this Indenture and (ii) in accordance with Section 3.06. The Indenture Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Indenture Trustee’s own rights, duties or immunities under this Indenture or otherwise.
Section 10.04.    Effect of Amendments and Supplemental Indentures. Upon the execution of any amendment or supplemental indenture under this Article X, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Notes which have theretofore been or thereafter are authenticated and delivered hereunder shall be bound thereby.
Section 10.05.    Reference in Notes to Amendments and Supplemental Indentures. Notes authenticated and delivered after the execution of any amendment or supplemental indenture pursuant to this Article X may, and if required by the Issuer shall, bear a notation as to any matter provided for in such supplemental indenture. If the Issuer shall so determine, new Notes so modified as to conform to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Indenture Trustee in exchange for Outstanding Notes.
Section 10.06.    Indenture Trustee to Act on Instructions. Notwithstanding any provision herein to the contrary (other than Section 10.02), in the event the Indenture Trustee is uncertain as to the intention or application of any provision of this Indenture or any other agreement to which it is a party, or such intention or application is ambiguous as to its purpose or application, or is, or appears to be, in conflict with any other applicable provision thereof, or if this Indenture or any other agreement to which it is a party permits or does not prohibit any determination by the Indenture Trustee, or is silent or incomplete as to the course of action which the Indenture Trustee is required or is permitted or may be permitted to take with respect to a particular set of facts or circumstances, the Indenture Trustee shall, at the expense of the Issuer, be entitled to request and rely upon the following: (a) written instructions of the Issuer directing the Indenture Trustee to take certain actions or refrain from taking certain actions, which written instructions shall contain a certification that the taking of such actions or refraining from taking certain actions is in the best interest of the Noteholders and (b) prior written consent of the Majority Noteholders. In such case, the Indenture Trustee shall have no liability to the Issuer or the Noteholders for, and the Issuer shall hold harmless the Indenture Trustee from, any liability, costs or expenses arising from or relating to any action taken by the Indenture Trustee acting upon such instructions, and the Indenture Trustee shall have no responsibility to the Noteholders with respect to any such liability, costs or expenses. The Issuer shall provide a copy of such written instructions to the Rating Agency.
ARTICLE XI

[RESERVED]

ARTICLE XII

MISCELLANEOUS
Section 12.01.    Compliance Certificates and Opinions; Furnishing of Information. Upon any application or request by the Issuer to the Indenture Trustee to take any action under any provision of this Indenture (except with respect to ordinary course actions under this Indenture and except as otherwise specifically provided in this Indenture), the Issuer, at the request of the Indenture Trustee, shall furnish to the Indenture Trustee a certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of certificates and Opinions of Counsel are specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or Opinion of Counsel need be furnished.
Section 12.02.    Form of Documents Delivered to Indenture Trustee.
(a)     If several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.
(b)    Any certificate or opinion of an Authorized Officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by outside counsel, unless such Authorized Officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion or any Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an Authorized Officer of any relevant Person, stating that the information with respect to such factual matters is in the possession of such Person, unless such officer or counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous. Any Opinion of Counsel may be based on the written opinion of other counsel, in which event such Opinion of Counsel shall be accompanied by a copy of such other counsel’s opinion and shall include a statement to the effect that such counsel believes that such counsel and the Indenture Trustee may reasonably rely upon the opinion of such other counsel.

(c)    Where any Person is required to make, give or execute two or more applications, requests, consents, notices, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.
(d)    Wherever in this Indenture, in connection with any application or certificate or report to the Indenture Trustee, it is provided that the Issuer or the Transaction Manager shall deliver any document as a condition of the granting of such application, or as evidence of the Issuer’s or the Transaction Manager’s compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such notice or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such notice or report. The foregoing shall not, however, be construed to affect the Indenture Trustee’s right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Section 7.01(b)(ii).
(e)    Wherever in this Indenture it is provided that the absence of the occurrence and continuation of a Default, an Event of Default or a Transaction Manager Termination Event is a condition precedent to the taking of any action by the Indenture Trustee at the request or direction of the Issuer, then notwithstanding that the satisfaction of such condition is a condition precedent to the Issuer’s or the Indenture Trustee’s right to make such request or direction, the Indenture Trustee shall be protected in acting in accordance with such request or direction if a Responsible Officer of the Indenture Trustee does not have actual knowledge of the occurrence and continuation of such Default, Event of Default or Transaction Manager Termination Event.
Section 12.03.    Acts of Noteholders.
(a)     Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee, and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the “Act” of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 7.01) conclusive in favor of the Indenture Trustee and the Issuer, if made in the manner provided in this Section 12.03.
(b)    The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by the certificate of any notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Whenever such execution is by an officer of a corporation or a member of a limited liability company or a partnership on behalf of such corporation, limited liability company or partnership, such certificate or affidavit shall also constitute sufficient proof of his authority.
(c)    The ownership of Notes shall be proved by the Note Register.
(d)    Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Notes shall bind the Holder of every Note issued upon the registration or transfer thereof or in exchange therefor or in lieu thereof, with respect to anything done, omitted or suffered to be done by the Indenture Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Notes.
Section 12.04.    Notices, Etc. Any request, demand, authorization, direction, notice, consent, waiver or act of Noteholders or other documents provided or permitted by this Indenture to be made upon, given or furnished to, or filed with:
(a)    the Indenture Trustee by any Noteholder or by the Issuer, shall be in writing and shall be delivered personally or mailed by first-class registered or certified mail, postage prepaid, or by telephonic facsimile transmission and overnight delivery service, postage prepaid, and received by, a Responsible Officer of the Indenture Trustee at its Corporate Trust Office listed below; or
(b)    any other Person shall be in writing and shall be delivered personally or by electronic or telephonic facsimile transmission and prepaid overnight delivery service at the address listed below or at any other address subsequently furnished in writing to the Indenture Trustee by the applicable Person.

To the Indenture Trustee:	Wells Fargo Bank, National Association 600 S. 4th Street MAC N9300-061 Minneapolis, MN 55479 Attention: Corporate Trust Services – Asset Backed Administration Phone: (612) 667-8058 Fax: (612) 667-3464

To the Issuer:	Sunrun Xanadu Issuer 2019-1, LLC c/o Sunrun Inc. 595 Market Street San Francisco, CA 94105 Attention: General Counsel

with a copy to:	Sunrun Inc. 595 Market Street San Francisco, CA 94105 Attention: General Counsel

To KBRA:	Kroll Bond Rating Agency, Inc. 845 Third Avenue, 4th Floor New York, NY 10022 Attention: ABS Surveillance Email: abssurveillance@kbra.com

Notices delivered to the Rating Agency shall be by electronic delivery to the email address set forth above where information is available in electronic format. In addition, upon the written request of any beneficial owner of a Note, the Indenture Trustee shall provide to such beneficial owner copies of such notices, reports or other information delivered, in one or more of the means requested, by the Indenture Trustee hereunder to other Persons as such beneficial owner may reasonably request.
Section 12.05.    Notices and Reports to Noteholders; Waiver of Notices.
(a)     Where this Indenture provides for notice to Noteholders of any event or the mailing of any report to the Noteholders, such notice or report shall be written and shall be sufficiently given (unless otherwise herein expressly provided) if mailed, first-class, postage-prepaid, to each Noteholder affected by such event or to whom such report is required to be mailed or sent via electronic mail, at the address or electronic mail address of such Noteholder as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice or the mailing of such report. In any case where a notice or report to Noteholders is mailed in the manner provided above, neither the failure to mail such notice or report, nor any defect in any notice or report so mailed, to any particular Noteholder shall affect the sufficiency of such notice or report with respect to other Noteholders, and any notice or report which is mailed in the manner herein provided shall be conclusively presumed to have been duly given or provided.
(b)    Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Indenture Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.
(c)    If, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to the Noteholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Indenture Trustee shall be deemed to be a sufficient giving of such notice.
(d)    The Indenture Trustee shall promptly upon written request furnish to each Noteholder each Quarterly Transaction Report and, unless directed to do so under any other provision of this Indenture or any other Transaction Document (in which case no request shall be necessary), a copy of all reports, financial statements and notices received by the Indenture Trustee pursuant to this Indenture and the other Transaction Documents, but only with the use of a password provided by the Indenture Trustee; provided, however, the Indenture Trustee shall have no obligation to provide such information described in this Section 12.05 until it has received the requisite information from the Issuer or the Transaction Manager. The Indenture Trustee will make no representation or warranties as to the accuracy or completeness of such documents and will assume no responsibility therefor. The Indenture Trustee’s internet website will initially be located at www.CTSLink.com or at such other address as the Indenture Trustee shall notify the parties to the Indenture from time to time. In connection with providing access to the Indenture Trustee’s website, the Indenture Trustee may require registration and the acceptance of a disclaimer. The Trustee shall not be liable for the dissemination of information in accordance with this Indenture.
Section 12.06.    Rules by Indenture Trustee. The Indenture Trustee may make reasonable rules for any meeting of Noteholders.
Section 12.07.    Issuer Obligation. Each of the Indenture Trustee and each Noteholder accepts that the enforceability against the Issuer under this Indenture and under the Notes shall be limited to the assets of the Issuer, whether tangible or intangible, real or person (including the Trust Estate)

and the proceeds thereof. No recourse may be taken, directly or indirectly, against (a) any member, manager, officer, employee, trustee, agent or director of the Issuer or of any predecessor of the Issuer, (b) any member, manager, beneficiary, officer, employee, trustee, agent, director or successor or assign of a holder of a member or limited liability company interest in the Issuer, or (c) any incorporator, subscriber to capital stock, stockholder, officer, director, employee or agent of the Indenture Trustee or any predecessor or successor thereof, with respect to the Issuer’s obligations with respect to the Notes or any of the statements, representations, covenants, warranties or obligations of the Issuer under this Indenture or any Note or other writing delivered in connection herewith or therewith.
Section 12.08.    Enforcement of Benefits. The Indenture Trustee for the benefit of the Noteholders shall be entitled to enforce and, at the written direction of and with indemnity by the Super-Majority Noteholders, the Indenture Trustee shall enforce the covenants and agreements of the Transaction Manager contained in the Transaction Management Agreement, the Transaction Transition Manager contained in the Manager Transition Agreement, the Custodian contained in the Custodial Agreement, the Depositor contained in the Depositor Contribution Agreement, any Sunrun Party in any other Contribution Agreement, the Performance Guaranty contained in the Performance Guaranty and each other Transaction Document.
Section 12.09.    Effect of Headings and Table of Contents. The Section and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.
Section 12.10.    Successors and Assigns. All covenants and agreements in this Indenture by the Issuer and the Indenture Trustee shall bind their respective successors and assigns, whether so expressed or not.
Section 12.11.    Separability. If any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. Furthermore, in lieu of such illegal, invalid or unenforceable provision, there shall be added automatically as part of this Indenture, a provision as similar in its terms and purpose to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable.
Section 12.12.    Benefits of Indenture. Nothing in this Indenture or in the Notes, expressed or implied, shall give to any Person, other than the parties hereto and their successors hereunder, any separate trustee or co-trustee appointed under Section 7.13 and the Noteholders, any benefit or any legal or equitable right, remedy or claim under this Indenture.
Section 12.13.    Legal Holidays. If the date of any Payment Date or any other date on which principal of or interest on any Note is proposed to be paid or any date on which mailing of notices by the Indenture Trustee to any Person is required pursuant to any provision of this Indenture, shall not be a Business Day, then (notwithstanding any other provision of the Notes or this Indenture) payment or mailing of such notice need not be made on such date, but may be made or mailed on the next succeeding Business Day with the same force and effect as if made or mailed on the nominal date of any such Payment Date or other date for the payment of principal of or interest on any Note, or as if mailed on the nominal date of such mailing, as the case may be, and in the case of payments, no interest shall accrue for the period from and after any such nominal date, provided such payment is made in full on such next succeeding Business Day.
Section 12.14.    Governing Law; Jurisdiction; Waiver of Jury Trial.
(a) This Indenture and each Note shall be construed in accordance with and governed by the substantive laws of the State of New York (including New York General Obligations Laws §§ 5-1401 and 5-1402, but otherwise without regard to conflicts of law provisions thereof, except with regard to the UCC) applicable to agreements made and to be performed therein.
(b)    The Parties hereto agree to the non-exclusive jurisdiction of the state and federal courts in New York.
(c)    TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HERETO AND EACH NOTEHOLDER BY ACCEPTANCE OF A NOTE IRREVOCABLY WAIVES ALL RIGHT OF TRIAL BY JURY IN ANY ACTION PROCEEDING OR COUNTERCLAIM BASED ON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH, THIS INDENTURE, ANY OTHER DOCUMENT IN CONNECTION HEREWITH OR ANY MATTER ARISING HEREUNDER OR THEREUNDER.
Section 12.15.    Counterparts. This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same agreement. Delivery of an executed counterpart of this Indenture by facsimile or other electronic transmission (i.e., “pdf” or “tif”) shall be effective delivery of a manually executed counterpart hereof and deemed an original.
Section 12.16.    Recording of Indenture. If this Indenture is subject to recording in any appropriate public recording offices, the Issuer shall effect such recording at its expense in compliance with an Opinion of Counsel to the effect that such recording is necessary either for the protection of the Noteholders or any other person secured hereunder or for the enforcement of any right or remedy granted to the Indenture Trustee under this Indenture or any other Transaction Document.
Section 12.17.    Further Assurances. The Issuer agrees to do and perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by the Indenture Trustee to effect more fully the purposes of this Indenture, including, without limitation, the execution of any financing statements or continuation statements relating to the Trust Estate for filing under the provisions of the UCC of any applicable jurisdiction.
Section 12.18.    No Bankruptcy Petition Against the Issuer. The Indenture Trustee agrees (and each Noteholder by its acceptance of the Notes shall be deemed to agree) that, prior to the date that is one year and one day after the payment in full of all amounts payable with respect to the Notes, it will not institute against the Issuer, or join any other Person in instituting against the Issuer, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other proceedings under the laws of the United States or any State of the United States. This Section 12.18 shall survive the termination of this Indenture.
Section 12.19.    [Reserved].
Section 12.20.    Repurchase Demands. The Indenture Trustee will promptly notify the Issuer, the Transaction Manager and the Depositor of any demand by a Noteholder (or a beneficial owner thereof) made in writing to a Responsible Officer of the Indenture Trustee that the Depositor pay the Repurchase Price in respect of a Defective Solar Asset, whether on account of a breach of representation or warranty or otherwise. Other than forwarding Noteholder demands in accordance with this Section 12.20, the Indenture Trustee shall have no responsibility for compliance by the Issuer, the Transaction Manager or the Depositor with any reporting requirements under federal securities laws with respect to breaches of representations and warranties and shall not be required to determine whether or not such a breach has occurred or is material.
Section 12.21.    [Reserved].
Section 12.22.    Tax Treatment Disclosure. Any person (and each employee, representative, or other agent of such person) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the transaction and all materials of any kind (including opinions or other tax analyses) that are provided to such person relating to such tax treatment and tax structure.
Section 12.23.    Multiple Roles. The parties expressly acknowledge and consent to Wells Fargo Bank, National Association, acting in the multiple roles of Indenture Trustee, the Transaction Transition Manager and the Custodian. Wells Fargo Bank, National Association may, in such capacities, discharge its separate functions fully, without hindrance or regard to conflict of interest principles, or other breach of duties to the extent that any such conflict or breach arises from the performance by Wells Fargo Bank, National Association of express duties set forth in this Indenture in any of such capacities, all of which defenses, claims or assertions are hereby expressly waived by the other parties hereto except in the case of negligence (other than errors in judgment), bad faith or willful misconduct by Wells Fargo Bank, National Association.
Section 12.24.    PATRIOT Act. The parties hereto acknowledge that in accordance with the Customer Identification Program (CIP) requirements established under the Uniting and

Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Title III of Pub. L. 107 56 (signed into law October 26, 2001) and its implementing regulations (collectively, the Patriot Act), the Indenture Trustee in order to help fight the funding of terrorism and money laundering, is required to obtain, verify, and record information that identifies each person or legal entity that establishes a relationship or opens an account with the Indenture Trustee. Each party hereby agrees that it shall provide the Indenture Trustee with such information as the Indenture Trustee may request from time to time in order to comply with any applicable requirements of the Patriot Act.
ARTICLE XIII

TERMINATION
Section 13.01.    Termination of Indenture.
(a)     This Indenture shall terminate on or after the Termination Date upon the payment to the Noteholders and the Indenture Trustee of all amounts required to be paid to them pursuant to this Indenture, and the conveyance and transfer of all right, title and interest in and to the property and funds in the Trust Estate to the Issuer. The Transaction Manager shall promptly notify the Indenture Trustee in writing of any prospective termination pursuant to this Article XIII.
(b)    Notice of any prospective termination, specifying the Payment Date for payment of the final payment and requesting the surrender of the Notes for cancellation, shall be given promptly by the Indenture Trustee by letter to the Noteholders as of the applicable Record Date and the Rating Agency upon the Indenture Trustee receiving written notice of such event from the Issuer or the Transaction Manager. The Issuer or the Transaction Manager shall give such notice to the Indenture Trustee not later than the 5th day of the month of the final Payment Date stating (i) the Payment Date upon which final payment of the Notes shall be made, (ii) the amount of any such final payment, and (iii) the location for presentation and surrender of the Notes. Surrender of the Notes that are Definitive Notes shall be a condition of payment of such final payment.
[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Issuer and the Indenture Trustee have caused this Indenture to be duly executed as of the day and year first above written.

SUNRUN XANADU ISSUER 2019-1, LLC, as Issuer

By: Sunrun Xanadu Depositor 2019-1, LLC Its: Sole Member By: Sunrun Xanadu Investor 2019-1, LLC Its: Sole Member By: Sunrun Xanadu Holdco 2019-1, LLC Its: Sole Member By: Sunrun Inc. Its: Sole Member
By /s/ Robert Komin, Jr.
Name: Robert Komin, Jr. Title: Chief Financial Officer

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Indenture Trustee

By /s/ Chad Schafer
Name: Chad Schafer
Title: Vice President

Agreed and Acknowledged:

SUNRUN INC., as Transaction Manager

By /s/ Robert Komin, Jr.
Name: Robert Komin, Jr.
Title: Chief Financial Officer

[Signature Page to Sunrun 2019-1 Indenture]

SCHEDULE I

SCHEDULE OF SOLAR ASSETS
[See attached]

I-1

SCHEDULE II

SCHEDULED HOST CUSTOMER PAYMENTS
[On file with the Indenture Trustee]

II-1

SCHEDULE III

SCHEDULED PBI PAYMENTS
[On file with the Indenture Trustee]

III-1

SCHEDULE IV

SCHEDULED OUTSTANDING NOTE BALANCE

Payment Date	Scheduled Outstanding Note Balance ($)
Closing Date	[***]
June 2019	[***]
September 2019	[***]
December 2019	[***]
March 2020	[***]
June 2020	[***]
September 2020	[***]
December 2020	[***]
March 2021	[***]
June 2021	[***]
September 2021	[***]
December 2021	[***]
March 2022	[***]
June 2022	[***]
September 2022	[***]
December 2022	[***]
March 2023	[***]
June 2023	[***]
September 2023	[***]
December 2023	[***]
March 2024	[***]
June 2024	[***]
September 2024	[***]
December 2024	[***]
March 2025	[***]
June 2025	[***]
September 2025	[***]
December 2025	[***]
March 2026	[***]
June 2026	[***]
September 2026	[***]
December 2026	[***]
March 2027	[***]
June 2027	[***]
September 2027	[***]
December 2027	[***]
March 2028	[***]

June 2028	[***]
September 2028	[***]
December 2028	[***]
March 2029	[***]
June 2029	[***]
September 2029	[***]
December 2029	[***]
March 2030	[***]
June 2030	[***]
September 2030	[***]
December 2030	[***]
March 2031	[***]
June 2031	[***]
September 2031	[***]
December 2031	[***]
March 2032	[***]
June 2032	[***]
September 2032	[***]
December 2032	[***]
March 2033	[***]
June 2033	[***]
September 2033	[***]
December 2033	[***]
March 2034	[***]
June 2034	[***]
September 2034	[***]
December 2034	[***]
March 2035	[***]
June 2035	[***]
September 2035	[***]
December 2035	[***]
March 2036	[***]
June 2036	[***]
September 2036	[***]
December 2036	[***]
March 2037	[***]
June 2037	[***]
September 2037	[***]
December 2037	[***]
March 2038	[***]
June 2038	[***]
September 2038	[***]
December 2038	[***]

March 2039	[***]
June 2039	[***]
September 2039	[***]
December 2039	[***]
March 2040	[***]
June 2040	[***]
September 2040	[***]
December 2040	[***]
March 2041	[***]
June 2041	[***]
September 2041	[***]
December 2041	[***]
March 2042	[***]
June 2042	[***]
September 2042	[***]
December 2042	[***]
March 2043	[***]
June 2043	[***]

EXHIBIT A

FORM OF NOTE
Note Number: [__]
UNLESS THIS GLOBAL NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY GLOBAL NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.
TRANSFERS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO HEREIN.
THIS GLOBAL NOTE (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND NEITHER THIS GLOBAL NOTE NOR ANY INTEREST HEREIN MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS GLOBAL NOTE OR ANY INTEREST HEREIN IS HEREBY NOTIFIED THAT THE SELLER OF THIS GLOBAL NOTE OR INTEREST HEREIN MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.
THE HOLDER OF THIS GLOBAL NOTE OR ANY INTEREST HEREIN AGREES FOR THE BENEFIT OF THE ISSUER THAT (A) THIS NOTE AND ANY INTEREST HEREIN MAY NOT BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED IN DENOMINATIONS LOWER THAN $100,000 AND IN INTEGRAL MULTIPLES OF $1,000 IN EXCESS THEREOF, AND ONLY (I) IN THE UNITED STATES TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (II) OUTSIDE THE UNITED STATES IN AN

OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S, OR (III) PURSUANT TO ANOTHER EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT (IF AVAILABLE AND EVIDENCED BY AN OPINION OF COUNSEL ACCEPTABLE TO THE ISSUER AND THE INDENTURE TRUSTEE), IN EACH OF CASES (I) THROUGH (III) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS GLOBAL NOTE OR ANY INTEREST HEREIN FROM IT OF THE RESALE RESTRICTIONS REFERRED TO ABOVE. NOTWITHSTANDING THE FOREGOING RESTRICTION, ANY NOTE THAT HAS BEEN PROPERLY ISSUED IN AN AMOUNT NO LESS THAN $100,000 MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED IN DENOMINATIONS LESS THAN $100,000 IF SUCH LESSER DENOMINATION IS SOLELY A RESULT OF A REDUCTION IN PRINCIPAL DUE TO PAYMENTS MADE IN ACCORDANCE WITH THIS INDENTURE.
[FOR REGULATION S TEMPORARY GLOBAL NOTE, ADD THE FOLLOWING:
THIS GLOBAL NOTE IS A TEMPORARY GLOBAL NOTE FOR PURPOSES OF REGULATION S UNDER THE SECURITIES ACT WHICH IS EXCHANGEABLE FOR A REGULATION S PERMANENT GLOBAL NOTE SUBJECT TO THE TERMS AND CONDITIONS SET FORTH HEREIN AND IN THE INDENTURE REFERRED TO HEREIN.]
THE PURCHASER UNDERSTANDS THAT THE ISSUER MAY RECEIVE A LIST OF PARTICIPANTS HOLDING POSITIONS IN THE NOTES FROM THE SECURITIES DEPOSITORY.
SECTIONS 2.07 AND 2.08 OF THE INDENTURE CONTAIN FURTHER RESTRICTIONS ON THE TRANSFER AND RESALE OF THIS NOTE. EACH TRANSFEREE OF THIS NOTE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE ACCEPTED THIS NOTE SUBJECT TO THE FOREGOING RESTRICTIONS ON TRANSFERABILITY.
EACH NOTEHOLDER OR NOTE OWNER, BY ITS ACCEPTANCE OF THIS NOTE (OR INTEREST THEREIN), COVENANTS AND AGREES THAT SUCH NOTEHOLDER OR NOTE OWNER, AS THE CASE MAY BE, SHALL NOT, PRIOR TO THE DATE THAT IS ONE YEAR AND ONE DAY AFTER THE TERMINATION OF THE INDENTURE, ACQUIESCE, PETITION OR OTHERWISE INVOKE OR CAUSE THE ISSUER TO INVOKE THE PROCESS OF ANY COURT OR GOVERNMENTAL AUTHORITY FOR THE PURPOSE OF COMMENCING OR SUSTAINING A CASE AGAINST THE ISSUER UNDER ANY FEDERAL OR STATE BANKRUPTCY, INSOLVENCY, REORGANIZATION OR SIMILAR LAW OR APPOINTING A RECEIVER, LIQUIDATOR, ASSIGNEE, INDENTURE TRUSTEE, CUSTODIAN, SEQUESTRATOR OR OTHER SIMILAR OFFICIAL OF THE ISSUER OR ANY

SUBSTANTIAL PART OF ITS PROPERTY, OR ORDERING THE WINDING UP OR LIQUIDATION OF THE AFFAIRS OF THE ISSUER. THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANY PERSON ACQUIRING THIS SECURITY MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE INDENTURE TRUSTEE.

SUNRUN XANADU ISSUER 2019-1, LLC
SOLAR ASSET BACKED NOTES, SERIES 2019-1

GLOBAL NOTE

Original Issue date	Rated Final Maturity	Issue Price
June 6, 2019	June 30, 2054	99.994286%
REGISTERED OWNER: CEDE & CO.
INITIAL PRINCIPAL BALANCE: $204,000,000
CUSIP No. [86773P AA6][U8678Y AA4]
ISIN No. [US86773PAA66][USU8678YAA48]
THIS CERTIFIES THAT Sunrun Xanadu Issuer 2019-1, LLC, a Delaware limited liability company (hereinafter called the “Issuer”), which term includes any successor entity under the Indenture, dated as of June 6, 2019 (the “Indenture”), between the Issuer and Wells Fargo Bank, National Association, as indenture trustee (together with any successor thereto, hereinafter called the “Indenture Trustee”), for value received, hereby promises to pay to the Registered Owner named above or registered assigns, subject to the provisions hereof and of the Indenture, (A) interest based on the Interest Accrual Period at the Note Rate defined in the Indenture, on each Payment Date, beginning on July 1, 2019 (or, if such day is not a Business Day, the next succeeding Business Day), and (B) principal on each Payment Date in the manner and subject to the Priority of Payments as set forth in the Indenture; provided, however, that the Notes are subject to prepayment and redemption as set forth in the Indenture. This note (this “Note”) is one of a duly authorized series of Notes of the Issuer designated as its Sunrun Xanadu Issuer 2019-1, LLC, 3.98% Solar Asset Backed Notes, Series 2019-1 (the “Notes”). The Indenture authorizes the issuance of $204,000,000 in Outstanding Note Balance of Notes. The Indenture provides that the Notes will be entitled to receive payments in reduction of the Outstanding Note Balance, in the amounts, from the sources, and at the times more specifically as set forth in the Indenture. The Notes are secured by the Trust Estate and the Project Company Collateral (each as defined in the Indenture).
Reference is hereby made to the Indenture and all indentures supplemental thereto for a statement of the respective rights thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes and the terms upon which the Notes are to be authenticated and delivered. All terms used in this Note which are not defined herein shall have the meanings assigned to them in the Indenture.

THE OBLIGATION OF THE ISSUER TO REPAY THE NOTES IS A LIMITED, NONRECOURSE OBLIGATION SECURED ONLY BY THE TRUST ESTATE AND THE PROJECT COMPANY COLLATERAL. All payments of principal of and interest on the Notes shall be made only from the Trust Estate and the Project Company Collateral, and each Noteholder and each Note Owner hereof, by its acceptance of this Note, agrees that it shall be entitled to payments solely from such Trust Estate and the Project Company Collateral pursuant to the terms of the Indenture. The actual Outstanding Note Balance on this Note may be less than the principal balance indicated on the face hereof. The actual Outstanding Note Balance on this Note at any time may be obtained from the Indenture Trustee.
With respect to payment of principal of and interest on the Notes, the Indenture provides the following:
(a)    Until fully paid, principal payments on the Notes will be made on each Payment Date in an amount, at the time, and in the manner provided in the Indenture; provided, however, that the Notes are subject to prepayment and redemption as set forth in the Indenture. The Outstanding Note Balance of each Note shall be payable no later than the Rated Final Maturity thereof unless the Outstanding Note Balance of such Note becomes due and payable at an earlier date pursuant to the Indenture, and in each case such payment shall be made in an amount and in the manner provided in the Indenture.
(b)    The Notes shall bear interest on the Outstanding Note Balance of the Notes and accrued but unpaid interest thereon, at the Note Rate. The Note Interest with respect to the Notes shall be payable on each Payment Date to the extent that the Collection Account then contains sufficient amounts to pay such Note Interest pursuant to Section 5.05 of the Indenture. Note Interest will accrue on the basis of a 360-day year consisting of twelve 30-day months.
All payments of interest and principal on the Notes on the applicable Payment Date shall be paid to the Person in whose name such Note is registered at the close of business on the Record Date for such Payment Date in the manner provided in the Indenture. All reductions in the Outstanding Note Balance of a Note (or one or more Predecessor Notes) effected by full or partial payments of installments of principal shall be binding upon all past, then current, and future Holders of such Note and of any Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, whether or not such payment is noted on such Note.
The Rated Final Maturity of the Notes is the Payment Date in June 2054 unless the Notes are earlier prepaid or redeemed in whole or accelerated pursuant to the Indenture. The Indenture Trustee shall pay to each Noteholder of record on the preceding Record Date either (i) by wire transfer, in immediately available funds to the account of such Noteholder at a bank or other entity having appropriate facilities therefor, if such Noteholder shall have provided to the Indenture Trustee appropriate written instructions at least five Business Days prior to the related Payment Date (which instructions may remain in effect for subsequent Payment Dates unless revoked by the Noteholder), or (ii) if not, by check mailed to such Noteholder at the address of such Noteholder appearing in the Note Register, the amounts to be paid to such Noteholder pursuant to such Noteholder’s Notes; provided, that so long as the Notes are registered in the name of the Securities Depository such payments shall be made to the nominee thereof in immediately available funds.
THE NOTES SHALL BE SUBJECT TO VOLUNTARY PREPAYMENT OR OPTIONAL REDEMPTION AT THE OPTION OF THE ISSUER IN THE MANNER AND SUBJECT TO THE PROVISIONS OF THE INDENTURE. Whenever by the terms of the Indenture, the Indenture Trustee is required to prepay or redeemed the Notes, and subject to and in accordance with the terms of Article VI of the Indenture, the Indenture Trustee shall give notice of the prepayment or redemption in the manner prescribed by the Indenture.
Subject to certain restrictions contained in the Indenture, (i) the Notes are issuable in the minimum denomination of $100,000 and in integral multiples of $1,000 in excess thereof (provided, that one Note may be issued in an additional amount equal to any remaining portion of the Initial Outstanding Note Balance) and (ii) the Notes may be exchanged for a like aggregate principal amount of Notes of authorized denominations of the same maturity.
The final payment on any Definitive Note shall be made only upon presentation and surrender of the Note at the Corporate Trust Office of the Indenture Trustee.
The Noteholders shall have no right to enforce the provisions of the Indenture or to institute action to enforce the covenants therein, or to take any action with respect to any Event of Default, or to institute, appear in or defend any suit or other proceedings with respect thereto, except as provided in the Indenture.
The Notes may be exchanged, and their transfer may be registered, by the Noteholders in person or by their attorneys duly authorized in writing at the Corporate Trust Office of the Indenture Trustee only in the manner, subject to the limitations provided in the Indenture, and upon surrender and cancellation of the Notes. Upon exchange or registration of such transfer, a new registered Note or Notes evidencing the same outstanding principal amount will be executed in exchange therefor.
All amounts collected as payments on the Trust Estate, the Project Company Collateral or otherwise shall be applied in the order of priority specified in the Indenture.
Each Person who has or who acquires any Ownership Interest in a Note shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the provisions of the Indenture. A Noteholder may not sell, offer for sale, assign, pledge, hypothecate or otherwise transfer or encumber all or any part of its interest in the Notes except pursuant to an effective registration statement covering such transaction under the Securities Act of 1933, as amended, and effective qualification or registration under all applicable State securities laws and regulations or under an exemption from registration under said Securities Act and said State securities laws and regulations.
[Add the following for Rule 144A Global Notes:
Interests in this Note may be exchanged for an interest in the corresponding Regulation S Temporary Global Note or Regulation S Global Note, in each case subject to the restrictions specified in the Indenture.]
[Add the following for Regulation S Temporary Global Notes:
Interests in this Note may be exchanged for an interest in the corresponding Rule 144A Global Note, subject to the restrictions specified in the Indenture.
On or after the 40th day after the later of the Closing Date and the commencement of the offering of the Notes, interests in this Regulation S Temporary Global Note may be exchanged (free of charge) for interests in a Regulation S Permanent Global Note. The Regulation S Permanent Global Note shall be so issued and delivered in exchange for only that portion of this Regulation S Temporary Global Note in respect of which there shall have been presented to DTC by Euroclear or Clearstream a certification to the effect that it has received from or in respect of a person entitled to an interest (as shown by its records) a certification that the beneficial interests in such Regulation S Temporary Global Note are owned by persons who are not U.S. persons (as defined in Regulation S).]
[Add the following for Regulation S Permanent Global Notes:
Interests in this Note may be exchanged for an interest in the corresponding Rule 144A Global Note, subject to the restrictions specified in the Indenture.]
In addition, each Person who has or who acquires any Ownership Interest in a Note shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the provisions of Section 12.18 of the Indenture. Prior to the date that is one year and one day after the payment in full of all amounts payable with respect to the Notes, each Person who has or acquires an Ownership Interest in a Note agrees that such Person will not institute against the Issuer, or join any other Person in instituting against the Issuer, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other proceedings under the laws of the United States or any State of the United States. This covenant shall survive the termination of the Indenture.

Before the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the person in whose name this Note is registered (i) on any Record Date for purposes of making payments, and (ii) on any other date for any other purpose, as the owner hereof, whether or not this Note be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.
The Indenture permits the amendment thereof for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Indenture or of modifying in any manner the rights of the Noteholders under the Indenture at any time by the Issuer and the Indenture Trustee (and, in some cases, only with the consent of the Noteholder affected thereby) and compliance with certain other conditions. Any such consent by the Holder, at the time of the giving thereof, of this Note (or any one or more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.
The Notes and all obligations with respect thereto, including obligations under the Indenture, will be limited recourse obligations of the Issuer payable solely from the Trust Estate and the Project Company Collateral. Neither the Issuer, the Depositor, the Transaction Manager, the Transaction Transition Manager, the Custodian, the Note Registrar, the Indenture Trustee in its individual capacity or in its capacity as Indenture Trustee, nor any of their respective Affiliates, agents, partners, beneficiaries, officers, directors, stockholders, stockholders of partners, employees or successors or assigns, shall be personally liable for any amounts payable, or performance due, under the Notes or the Indenture. Without limiting the foregoing, each Holder of any Note by its acceptance thereof, and the Indenture Trustee, shall be deemed to have agreed (i) that it shall look only to the Trust Estate and the Project Company Collateral to satisfy the Issuer’s obligations under or with respect to a Note or the Indenture, including but not limited to liabilities under Article V of the Indenture and liabilities arising (whether at common law or equity) from breaches by the Issuer of any obligations, covenants and agreements herein or, to the extent enforceable, for any violation by the Issuer of applicable State or federal law or regulation, provided that, the Issuer shall not be relieved of liability hereunder with respect to any misrepresentation in the Indenture or any Transaction Document, or fraud, of the Issuer, and (ii) to waive any rights it may have to obtain a deficiency or other monetary judgment against either the Issuer or any of its principals, directors, officers, beneficial owners, employees or agents (whether disclosed or undisclosed) or their respective assets (other than the Trust Estate and the Project Company Collateral). The foregoing provisions of this paragraph shall not (i) prevent recourse to the Trust Estate, the Project Company Collateral or any Person (other than the Issuer) for the sums due or to become due under any security, instrument or agreement which is part of the Trust Estate or the Project Company Collateral, (ii) constitute a waiver, release or discharge of any indebtedness or obligation evidenced by the Notes or secured by the Indenture, but the same shall continue until paid or discharged, or (iii) prevent the Indenture

Trustee from exercising its rights with respect to the Grant, pursuant to the Indenture, of the Issuer’s rights under the Transaction Documents. It is further understood that the foregoing provisions of this paragraph shall not limit the right of any Person to name the Indenture Trustee in its capacity as Indenture Trustee under the Indenture or the Issuer as a party defendant in any action or suit or in the exercise of any remedy under the Notes or the Indenture, so long as no judgment in the nature of a deficiency judgment or seeking personal liability shall be asked for or (if obtained) enforced. It is expressly understood that all such liability is hereby expressly waived and released to the extent provided herein as a condition of, and as a consideration for, the execution of the Indenture and the issuance of the Notes.
The remedies of the Holder of this Note as provided herein, in the Indenture or in the other Transaction Documents, shall be cumulative and concurrent and may be pursued solely against the assets of the Trust Estate and the Project Company Collateral. No failure on the part of the Noteholder in exercising any right or remedy hereunder shall operate as a waiver or release thereof, nor shall any single or partial exercise of any such right or remedy preclude any other further exercise thereof or the exercise of any other right or remedy hereunder.
The Notes are issuable only in registered form in denominations as provided in the Indenture and subject to certain limitations therein set forth. At the option of the Noteholder, Notes may be exchanged for Notes of like terms, in any authorized denominations and of like aggregate principal amount, upon surrender of the Notes to be exchanged at the Corporate Trust Office of the Indenture Trustee, subject to the terms and conditions of the Indenture.
Reference is hereby made to the Indenture, a copy of which is on file with the Indenture Trustee, for the provisions, among others, with respect to (i) the nature and extent of the rights, duties and obligations of the Indenture Trustee, the Issuer and the Noteholders; (ii) the terms upon which the Notes are executed and delivered; (iii) the collection and disposition of payments or proceeds in respect of the Conveyed Property; (iv) a description of the Trust Estate; (v) the modification or amendment of the Indenture; (vi) other matters; and (vii) the definition of capitalized terms used in this Note that are not defined herein; to all of which the Noteholders and Note Owners assent by the acceptance of the Notes.
THIS NOTE IS ISSUED PURSUANT TO THE INDENTURE AND IT AND THE INDENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS (INCLUDING, WITHOUT LIMITATION, §5-1401 AND §5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT OTHERWISE WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAWS).

REFERENCE IS HEREBY MADE TO THE PROVISIONS OF THE INDENTURE AND SUCH PROVISIONS ARE HEREBY INCORPORATED BY REFERENCE AS IF FULLY SET FORTH HEREIN.
Unless the certificate of authentication hereon has been executed by the Indenture Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed as of the date set forth below.

SUNRUN XANADU ISSUER 2019-1, LLC, as Issuer

By: Sunrun Xanadu Depositor 2019-1, LLC
Its: Sole Member

By: Sunrun Xanadu Investor 2019-1, LLC
Its: Sole Member

By: Sunrun Xanadu Holdco 2019-1, LLC
Its: Sole Member

By: Sunrun Inc.
Its: Sole Member

By
Name:
Title:

INDENTURE TRUSTEE’S CERTIFICATE OF AUTHENTICATION
This is one of the Notes referred to in the within-mentioned Indenture.
Dated:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Indenture Trustee

By
Name:
Title

A-1-12

[FORM OF ASSIGNMENT]
FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto
(PLEASE INSERT SOCIAL SECURITY OR
TAXPAYER IDENTIFICATION NUMBER
OF ASSIGNEE)

_______________________________
_______________________________

____________________________________________________________________________
(Please Print or Typewrite Name and Address of Assignee)

____________________________________________________________________________
the within Note, and all rights thereunder, and hereby does irrevocably constitute and appoint

____________________________________________________________________________
Attorney to transfer the within Note on the books kept for registration thereof, with full power of substitution in the premises.

Date:___________________

Signature Guaranteed:

______________________________________

NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Note in every particular, without alteration or enlargement or any change whatever. The signature should be guaranteed by a guarantor institution participating in the Securities Transfer Agents Medallion Program or in such other guarantee program acceptable to the Indenture Trustee.

EXHIBIT B-1

FORM OF TRANSFER CERTIFICATE FOR EXCHANGE OR TRANSFER
FROM RULE 144A GLOBAL NOTE
TO REGULATION S GLOBAL NOTE

[DATE]
Wells Fargo Bank, National Association
600 S. 4th Street, MAC N9300-061
Minneapolis, MN 55479
Attn: Corporate Trust Services – Asset Backed Administration

Re:    Sunrun Xanadu Issuer 2019-1, LLC
Ladies and Gentlemen:
Reference is hereby made to the Indenture, dated as of June 6, 2019 (the “Indenture”), by and among Sunrun Xanadu Issuer 2019-1, LLC (the “Issuer”) and Wells Fargo Bank, National Association, as indenture trustee (in such capacity, the “Indenture Trustee”). Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.
This letter relates to US $[__][__] aggregate Outstanding Note Balance of Notes (the “Notes”) which in the form of the Rule 144A Global Note (CUSIP No. [_______]) in the name of [insert name of transferor] (the “Transferor”). The Transferor has requested a transfer of such beneficial interest for an interest in the Regulation S Global Note (CUSIP No. __________) to be held with [Euroclear] [Clearstream]* (Common Code No. ___________) through the Securities Depository.
In connection with such request and in respect of such Notes, the Transferor does hereby certify that such transfer has been effected in accordance with the transfer restrictions set forth in the Indenture and [(i) with respect to transfers made]** pursuant to and in accordance with Regulation S under the Securities Act of 1933, as amended (the “Securities Act”), and accordingly the Transferor does hereby certify that:
(1)    the offer of the Notes was not made to a person in the United States,
__________
* Select appropriate depository.
** To be included only after the 40-day distribution compliance period.

B-1-1

(2)    [at the time the buy order was originated, the transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed that the transferee was outside the United States] [the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the transferor nor any person acting on its behalf knows that the transaction was pre-arranged with a buyer in the United States], ***
(3)    [the transferee is not a U.S. Person within the meaning of Rule 902(k) of Regulation S nor a Person acting for the account or benefit of a U.S. Person,]****
(4)    no directed selling efforts have been made in contravention of the requirements of Rule 903 or Rule 904 of Regulation S, as applicable,
(5)    the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act, and
(6)    upon completion of the transaction, the beneficial interest being transferred as described above will be held with the Securities Depository through [Euroclear] [Clearstream]. *****
[or (ii) with respect to transfers made in reliance on Rule 144 under the Securities Act, the Transferor does hereby certify that the Notes being transferred are eligible for resale by the Transferor pursuant to Rule 144(b)(1) under the Securities Act.]******

__________
*** Insert one of these two provisions, which come from the definition of "offshore transaction" in Regulation S.
**** To be included only during the 40-day distribution compliance period.
***** Appropriate depository required for transfers prior to the end of the 40-day distribution compliance period.
****** To be included only after the 40-day distribution compliance period.

B-1-2

This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer, the Indenture Trustee and the Transaction Manager.

[Insert Name of Transferor]

By:______________________
Name:
Title:
Dated:

B-1-3

EXHIBIT B-2

FORM OF TRANSFER CERTIFICATE FOR EXCHANGE OR TRANSFER
FROM REGULATION S GLOBAL NOTE
TO RULE 144A GLOBAL NOTE

[DATE]
Wells Fargo Bank, National Association
600 S. 4th Street, MAC N9300-061
Minneapolis, MN 55479
Attn: Corporate Trust Services – Asset Backed Administration

Re:    Sunrun Xanadu Issuer 2019-1, LLC
Ladies and Gentlemen:
Reference is hereby made to the Indenture, dated as of June 6, 2019 (the “Indenture”), by and among Sunrun Xanadu Issuer 2019-1, LLC (the “Issuer”) and Wells Fargo Bank, National Association, as indenture trustee (in such capacity, the “Indenture Trustee”). Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.
This letter relates to US $[__][__] aggregate Outstanding Note Balance of Notes (the “Notes”) which are held in the form of the Regulation S Global Note (CUSIP No. [_______]) with [Euroclear] [Clearstream]* (Common Code No. __________) through the Securities Depository in the name of [insert name of transferor] (the “Transferor”). The Transferor has requested a transfer of such beneficial interest in the Notes for an interest in the Regulation 144A Global Note (CUSIP No. __________).
In connection with such request, and in respect of such Notes, the Transferor does hereby certify that such Notes are being transferred in accordance with (i) the transfer restrictions set forth in the Indenture, and (ii) (A) Rule 144A under the Securities Act to a transferee that the Transferor reasonably believes is purchasing the Notes for its own account with respect to which the transferee exercises sole investment discretion and the transferee and any such account is a “qualified institutional buyer” (“QIB”) within the meaning of Rule 144A, in each case in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any state of the United States or any other applicable jurisdiction or (B) to a QIB pursuant to another applicable exemption from the registration requirements under the Securities Act; provided that an Opinion
__________
* Select appropriate depository.

B-2-1

of Counsel confirming the applicability of the exemption claimed shall have been delivered to the Issuer and the Indenture Trustee in a form reasonably acceptable to them.

B-2-2

This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer, the Indenture Trustee and the Transaction Manager.

[Insert Name of Transferor]

By:______________________
Name:
Title:
Dated:

B-2-3

EXHIBIT B-3

FORM OF TRANSFER CERTIFICATE FOR TRANSFER
FROM DEFINITIVE NOTE
TO DEFINITIVE NOTE
[DATE]
Wells Fargo Bank, National Association
600 S. 4th Street, MAC N9300-061
Minneapolis, MN 55479
Attn: Corporate Trust Services – Asset Backed Administration

Re:    Sunrun Xanadu Issuer 2019-1, LLC
Ladies and Gentlemen:
Reference is hereby made to the Indenture, dated as of June 6, 2019 (the “Indenture”), by and among Sunrun Xanadu Issuer 2019-1, LLC (the “Issuer”) and Wells Fargo Bank, National Association, as indenture trustee (in such capacity, the “Indenture Trustee”). Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.
This letter relates to US $[__][__] aggregate Outstanding Note Balance of Notes (the “Notes”) which are held as Definitive Notes (CUSIP No. [_______]) in the name of [insert name of transferor] (the “Transferor”). The Transferor has requested a transfer of such beneficial interest in the Notes to [insert name of transferee] (the “Transferee”).
In connection with such request, and in respect of such Notes, the Transferor does hereby certify that such Notes are being transferred in accordance with (i) the transfer restrictions set forth in the Indenture, and (ii) Rule 144A under the Securities Act to a transferee that the Transferor reasonably believes is purchasing the Notes for its own account with respect to which the transferee exercises sole investment discretion and the transferee and any such account is a “qualified institutional buyer” (“QIB”) within the meaning of Rule 144A in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any state of the United States or any other applicable jurisdiction, or (iii) pursuant to another applicable exemption from the registration requirements under the Securities Act; provided that an Opinion of Counsel confirming the applicability of the exemption claimed shall have been delivered to the Issuer and the Indenture Trustee in a form reasonably acceptable to them.
[If transfer is pursuant to Regulation S, add the following:
The Transferor hereby certifies that:

B-3-1

(1)    the offer of the Notes was not made to a person in the United States,
(2)    [at the time the buy order was originated, the transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed that the transferee was outside the United States] [the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the transferor nor any person acting on its behalf knows that the transaction was pre-arranged with a buyer in the United States]*,
(3)    the transferee is not a U.S. Person within the meaning of Rule 902(k) of Regulation S nor a Person acting for the account or benefit of a U.S. Person,
(4)    no directed selling efforts have been made in contravention of the requirements of Rule 903 or Rule 904 of Regulation S, as applicable,
(5)    the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act.]

[signature page follows]

__________
* Insert one of these two provisions.

B-3-2

This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer, the Indenture Trustee and the Transaction Manager.

[Insert Name of Transferor]

By:______________________
Name:
Title:
Dated:

B-3-3

EXHIBIT C-1

SUNRUN XANADU ISSUER 2019-1, LLC
NOTICE OF VOLUNTARY PREPAYMENT
[DATE]
Wells Fargo Bank, National Association
600 S. 4th Street, MAC N9300-061
Minneapolis, MN 55479
Attn: Corporate Trust Services – Asset Backed Administration

Sunrun Inc.
595 Market Street
San Francisco, CA 94105
Attn: [_________________]
Ladies and Gentlemen:
Pursuant to Section 6.01 of the Indenture dated as of June 6, 2019 (the “Indenture”), between Sunrun Xanadu Issuer 2019-1, LLC (the “Issuer”) and Wells Fargo Bank, National Association (the “Indenture Trustee”), the Indenture Trustee is hereby directed to prepay in [whole][part] the Issuer’s Solar Asset Backed Notes, Series 2019-1 on [_______ __, 20__] (the “Voluntary Prepayment Date”).
On or prior to the Voluntary Prepayment Date, the Issuer shall deposit into the Collection Account (i) the outstanding principal balance of the Notes to be prepaid, (ii) all accrued and unpaid interest thereon, (iii) all amounts owed to the Indenture Trustee, the Operator, the Transaction Manager, the Transaction Transition Manager, the Custodian and any other parties to the Transaction Documents, and (iv) the Make Whole Amount, if applicable (the “Prepayment Amount”).
On the Voluntary Prepayment Date, provided that the Indenture Trustee has received the Prepayment Amount, in the case of any Voluntary Prepayment in whole, no later than 11:00 a.m. Eastern time on such Voluntary Prepayment Date, or in the case of any Voluntary Prepayment in part, no later than 12:00 p.m. Eastern time on the Business Day prior to such specified Voluntary Prepayment Date, the Indenture Trustee is directed to [(x)] withdraw the Prepayment Amount from the Collection Account and disburse such amounts in accordance with clauses (i) through (vii) of the Priority of Payments and then to the Noteholders, the Make Whole Amount, if applicable, and then to pay down the Notes until the Outstanding Note Balance has been reduced to zero [and (y) , release any remaining assets in the Trust Estate to, or at the direction of, the Issuer].

C-1-1

You are hereby instructed to provide all notices of prepayment required by Section 6.03 of the Indenture. All terms used but not defined herein have the meanings assigned to such terms in the Indenture.
[signature page follows]

C-1-2

IN WITNESS WHEREOF, the undersigned has executed this Notice of Voluntary Prepayment on the ___ day of _________, _____.

SUNRUN XANADU ISSUER 2019-1, LLC, as Issuer

By
Name:
Title:

C-1-3

EXHIBIT C-2

SUNRUN XANADU ISSUER 2019-1, LLC
NOTICE OF OPTIONAL REDEMPTION
[DATE]
Wells Fargo Bank, National Association
600 S. 4th Street, MAC N9300-061
Minneapolis, MN 55479
Attn: Corporate Trust Services – Asset Backed Administration

Sunrun Inc.
595 Market Street
San Francisco, CA 94105
Attn: [_________________]
Ladies and Gentlemen:
Pursuant to Section 6.02 of the Indenture dated as of June 6, 2019 (the “Indenture”), between Sunrun Xanadu Issuer 2019-1, LLC (the “Issuer”) and Wells Fargo Bank, National Association (the “Indenture Trustee”), the Indenture Trustee is hereby directed to prepay in whole the Issuer’s Solar Asset Backed Notes, Series 2019-1 on [_______ __, 20__] (the “Optional Redemption Date”).
The Issuer hereby certifies that on the Optional Redemption Date, after giving effect to payments on the Optional Redemption Date, Outstanding Note Balance of the Notes shall be 20% or less of the Initial Outstanding Note Balance of the Notes. Prior to the Redemption Date, the Issuer shall deposit into the Collection Account, to the extent of any shortfall therein, in the following order of priority, an amount equal to the sum of (A) the Note Interest due on such Optional Redemption Date, (B) the Outstanding Note Balance, and (C) all fees, expenses and known indemnities due on such Optional Redemption Date, including the fees, expenses and known indemnities of or due to the Indenture Trustee, the Transaction Transition Manager, the Custodian and the Transaction Manager.
On the Redemption Date, the Indenture Trustee is directed to (x) make the final payment in full to the Holders of the Notes, (y) pay to the appropriate parties all fees, expenses and known indemnities then due and (z) release any remaining assets in the Trust Estate.
You are hereby instructed to provide all notices of redemption required by Section 6.03 of the Indenture. All terms used but not defined herein have the meanings assigned to such terms in the Indenture.

C-2-1

IN WITNESS WHEREOF, the undersigned has executed this Notice of Optional Redemption on the ___ day of _________, _____.

SUNRUN XANADU ISSUER 2019-1, LLC, as Issuer

By _______________________________________
Name: _____________________________
Title: _______________________________

C-2-2

EXHIBIT D
OFFICER’S CERTIFICATE PURSUANT TO SECTION 6.05 OF THE INDENTURE

[DATE]
I, [__________], [________________] of [SUNRUN XANADU DEPOSITOR 2019-1, LLC (the “Depositor”)] [SUNRUN INC. (the “Transaction Manager”)] [SUNRUN XANADU ISSUER 2019-1, LLC (the “Issuer”)], do hereby certify that:
(1) The Solar Assets listed on Schedule 1 attached hereto are [Defective][Defaulted] Solar Assets to be released in accordance with Section 6.05(b)(i) of the Indenture, and (2) the amount deposited into the Collection Account with respect thereto equals the Repurchase Price of such Solar Asset.2
(1) The Solar Assets listed on Schedule 1 attached hereto are Host Customer Purchased Solar Assets to be released in accordance with Section 6.05(b)(ii) of the Indenture, and (2) the amount deposited into the Lockbox Account with respect thereto equals the purchase price paid by the related Host Customer for such Solar Asset.3
(1) The Solar Assets listed on Schedule 1 attached hereto are Terminated Solar Assets to be released in accordance with Section 6.05(b)(iii) of the Indenture, and (2) that (x) the amount deposited in the Lockbox Account or the Collection Account with respect thereto equals, as applicable the entire amount of Insurance Proceeds received or expected to be received with respect to such Terminated Solar Assets or (y) the Unscheduled Note Principal Payment in respect of such Terminated Solar Assets has been paid in full to the Noteholders.4
(1) The Solar Assets listed on Schedule 1 attached hereto are Cut-Off Date Delinquent Solar Assets to be released in accordance with Section 6.05(b)(iv) of the Indenture, and (2) [___________] is the date on which such Cut-Off Date Delinquent Solar Assets shall be released.5

__________
2 In connection with a Section 6.05(b)(i) release. Certification required to be provided by the Depositor.
3 In connection with a Section 6.05(b)(ii) release. Certification required to be provided by the Transaction Manager.
4 In connection with a Section 6.05(b)(iii) release. Certification required to be provided by the Transaction Manager.
5 In connection with a Section 6.05(b)(iv) release. Certification required to be provided by the Issuer.

All capitalized terms used herein but not otherwise defined shall have the meanings ascribed in the Indenture, dated as of June 6, 2019, by and between Sunrun Xanadu Issuer 2019-1 LLC, as the issuer, and Wells Fargo Bank, National Association, as the indenture trustee.
[signature page follows]

IN WITNESS WHEREOF, I have hereunto set my hand as of the date set forth above.
[SUNRUN XANADU DEPOSITOR 2019-1, LLC]
[SUNRUN INC.]
[SUNRUN XANADU ISSUER 2019-1, LLC]

By:______________________________
Name:
Title:

SCHEDULE 1

Sunrun Xanadu 2019‐1
Schedule of Solar Assets
As of February 28, 2019

Agreement Number	TE Fund Name	City	Zip Code	State	County	Utility Company	FICO
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
System Size DC	Contracted Year 1 Production	Actual PTO	Time Since PTO (Months)	Product	Product Type	Contract Type	Agreement Term (Years)
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Contracted Time Remaining (Months)	First Payment Date (Expected if No PTO)	Last Payment Date (Expected if No PTO)	Price per kWh	Annual Escalator	PBI Term	PBI Rate	ACH Payment (Y/N)
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Sunrun Originated Asset (Y/N)	Installer	Inverter Manufacturer	Panel Manufacturer	Battery Manufacturer	Number Batteries
[***]	[***]	[***]	[***]	[***]	[***]

ANNEX A

STANDARD DEFINITIONS
[See attached]

ANNEX A

Annex A
Standard Definitions
Rules of Construction. In these Standard Definitions and with respect to the Transaction Documents (as defined below), (a) the meanings of defined terms are equally applicable to the singular and plural forms of the defined terms, (b) in any Transaction Document, the words "hereof," "herein," "hereunder" and similar words refer to such Transaction Document as a whole and not to any particular provisions of such Transaction Document, (c) any subsection, Section, Article, Annex, Schedule and Exhibit references in any Transaction Document are to such Transaction Document unless otherwise specified, (d) the term "documents" includes any and all documents, instruments, agreements, certificates, indentures, notices and other writings, however evidenced (including electronically), (e) the term "including" is not limiting and (except to the extent specifically provided otherwise) means "including (without limitation)", (f) unless otherwise specified, in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including," the words "to" and "until" each means "to but excluding," and the word "through" means "to and including", (g) the words "may" and "might" and similar terms used with respect to the taking of an action by any Person shall reflect that such action is optional and not required to be taken by such Person, (h) references to any Person shall be deemed to include its successors and permitted assigns, and (i) references to an agreement or other document include references to such agreement or document as amended, restated, reformed, supplemented and/or otherwise modified in accordance with the terms thereof.
"1940 Act" means the Investment Company Act of 1940, as amended, including the rules and regulations thereunder.
"Account Control Agreement" means the deposit account control agreement, dated as of the Closing Date, by and among the Project Company, the Operator, the Indenture Trustee and the Lockbox Bank with respect to the Lockbox Account.
"Account Property" means the Accounts and all proceeds of the Accounts, including, without limitation, all amounts and investments held from time to time in any Account (whether in the form of deposit accounts, book-entry securities, uncertificated securities, security entitlements (as defined in Section 8-102(a)(17) of the UCC as enacted in the State of New York), financial assets (as defined in Section 8-102(a)(9) of the UCC), or any other investment property (as defined in Section 9-102(a)(49) of the UCC)).
"Accounts" means collectively, the Lockbox Account, the Collection Account, the Liquidity Reserve Account and the Inverter Replacement Reserve Account.

ANNEX A

"Acquired Solar Asset" means a Solar Asset that was acquired by Sunrun from a third party other than through its ordinary course channel partner business.
"Act" has the meaning set forth in Section 12.03 of the Indenture.
"Addendum to the Master Backup Services Agreement" means an addendum to the Master Backup Services Agreement by and among the Project Company, Sunrun and the Backup Servicer pursuant to which the Backup Servicer agrees to perform certain services specified in, and the Project Company agrees to be bound by, the Master Backup Services Agreement.
"Additional Principal Amount" means, with respect to (i) any Payment Date prior to the Optional Redemption Date: (x) if no DSCR Sweep Period is in effect on such Payment Date, (a) prior to the Payment Date occurring in June 2026, an amount equal to [***]% of all Available Funds remaining after payment of clauses (i) through (viii) of the Priority of Payments and (b) on the Payment Date occurring in June 2026 or thereafter, an amount equal to [***]% of all Available Funds remaining after payment of clauses (i) through (viii) of the Priority of Payments, or (y) if a DSCR Sweep Period is in effect on such Payment Date, [***]% of all Available Funds remaining after payment of clauses (i) through (viii) of the Priority of Payments, and (ii) any Payment Date on or after the Optional Redemption Date, an amount equal to [***]% of all Available Funds remaining after payment of clauses (i) through (viii) of the Priority of Payments.
"Administrative Services" means the billing, collection, monitoring, reporting and other administrative services (other than O&M Services) required to be performed by the Operator pursuant to the terms of the MOMA.
"Advisers Act" means the Investment Advisers Act of 1940, as amended.
"Affiliate" means, with respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, a Person shall be deemed to "control" another Person if the controlling Person owns 5% or more of any class of voting securities of the controlled Person or possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of the controlled Person, whether through ownership of stock, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.
"Agent Member" means a member of, or participant in, the Securities Depository.
"Aggregate Discounted Solar Asset Balance" means, as of any date of determination, the sum of the Discounted Solar Asset Balances of all Solar Assets as of such date of determination.

ANNEX A

"Allocated Services Provider Fee" means, for a Solar Asset, the product of (1) 1/12 and (2) the DC kW of installed nameplate capacity of the related PV System and (3) the Allocated Services Provider Fee Base Rate.
"Allocated Services Provider Fee Base Rate" means, on the Closing Date, an amount equal to $[***] and on each January 1 commencing January 1, 2020 shall be increased by [***]%.
"Ancillary Customer Agreement" means, in respect of each Covered Solar Asset, all agreements and documents ancillary to the Customer Agreement associated with such Covered Solar Asset, which are entered into with a Host Customer in connection therewith.
"Applicable Law" means all applicable laws of any Governmental Authority, including, without limitation, laws relating to consumer leasing and protection and any ordinances, judgments, decrees, injunctions, writs and orders or like actions of any Governmental Authority and rules and regulations of any federal, regional, state, county, municipal or other Governmental Authority.
"Applicable Procedures" has the meaning specified in Section 2.08(a) of the Indenture.
"Authorized Officer" means (i) with respect to the Issuer, any officer of Sunrun, as the sole member of the sole member of the sole member of the Depositor, which is the sole member of the Issuer and who is authorized to act for Sunrun in matters relating to the Issuer and whose name appears on a list of authorized officers provided by Sunrun to the Indenture Trustee (containing the specimen signatures of such officers), as such list may be amended from time to time, and (ii) with respect to any other Person, the Chairman, Co-Chairman or Vice Chairman of the Board of Directors, the President, any Vice President, any Assistant Vice President, the Secretary, any Assistant Secretary, the Treasurer, any Assistant Treasurer or any other authorized officer of the Person who is authorized to act for the Person and whose name appears on a list of such authorized officers furnished by the Person to the Indenture Trustee (containing the specimen signature of such officers), as such list may be amended or supplemented from time to time.
"Available Funds" means, with respect to each Payment Date, the Project Company Distributions for the related Collection Period, together with (i) earnings on Eligible Investments, (ii) amounts deposited by the Depositor pursuant to the Depositor Contribution Agreement or the Performance Guarantor pursuant to the Performance Guaranty, (iii) amounts deposited by the Transaction Manager pursuant to the Transaction Management Agreement or the Operator pursuant to the MOMA, (iv) amounts transferred from the Inverter Replacement Reserve Account or the Liquidity Reserve Account (including, in each case, proceeds of a draw on a Letter of Credit) and (v) any amounts deposited into the Collection Account in respect of Non-Recurring Payments and Connecticut PBI Payments.

ANNEX A

"Bankruptcy Code" means the United States Bankruptcy Code, 11 U.S.C. Section 101, et seq., as amended.
"Base Rate" means an amount equal to $[***], which will be increased by [***]% on January 1 of each year commencing on January 1, 2020.
"Benefit Plan Investor" has the meaning set forth in Section 2.07(c)(v) of the Indenture.
"Book-Entry Notes" means a beneficial interest in the Notes, ownership and transfers of which shall be made through book entries by a Securities Depository as described in Section 2.02 of the Indenture.
"Business Day" means any day other than (i) a Saturday or Sunday, or (ii) a day on which banking institutions in New York City, the city in which the principal place of business of the Transaction Manager is located or the city in which the Corporate Trust Office of the Indenture Trustee is located are authorized or obligated by law or executive order to be closed.
"Calculation Date" means, with respect to each Payment Date, unless the context requires otherwise, the close of business on the last day of the related Collection Period.
"Certifications" means the Closing Date Certification and the Post-Closing Certification collectively.
"Clearstream" has the meaning specified in Section 2.02(a) of the Indenture.
"Closing Date" means the date on which the conditions set forth in Section 6 of the Note Purchase Agreement are satisfied and the Notes are issued, which date shall be June 6, 2019.
"Closing Date Certification" has the meaning set forth in Section 4(a) of the Custodial Agreement.
"Code" means the Internal Revenue Code of 1986, as amended, including any successor or amendatory statutes and U.S. Department of the Treasury regulations promulgated thereunder.
"Collection Account" has the meaning set forth in Section 5.01 of the Indenture.
"Collection Period" means, with respect to a March Payment Date, the immediately preceding three-month period beginning on and including December 1 and ending on and including the last day in February; with respect to a June Payment Date, the immediately preceding three-month period beginning on and including March 1 and ending on and including May 31; with respect to a September Payment Date, the immediately preceding three-month period beginning on and

ANNEX A

including June 1 and ending on and including August 31 and with respect to a December Payment Date, the immediately preceding three-month period beginning on and including September 1 and ending on and including November 30; provided, however, that the initial Collection Period will be the period beginning on and including, March 1 through and including May 31, 2019.
"Connecticut PBI Payments" means PBI Payments with respect to a PV System located in the state of Connecticut that are deposited into a general account of the Sponsor.
"Consumer Protection Law" means all Applicable Laws and implementing regulations protecting the rights of consumers, including but not limited to those Applicable Laws enforced or administered by the Consumer Financial Protection Bureau, the Federal Trade Commission, and any other federal or state Governmental Authority (such as, by way of example, the California Department of Consumer Affairs) empowered with similar responsibilities.
"Contribution Agreements" means the Sunrun Distribution, Contribution and Sale Agreement and the Depositor Contribution Agreement.
"Conveyed Property" means the Sunrun Conveyed Property and the Depositor Conveyed Property.
"Corporate Trust Office" means the office of the Indenture Trustee at which its corporate trust business shall be administered, which office on the Closing Date shall be for all purposes, Wells Fargo Bank, National Association 600 S. 4th Street, MAC N9300-061, Minneapolis, MN 55479, Attention: Corporate Trust Services – Asset Backed Administration, or such other address as shall be designated by the Indenture Trustee in a written notice to the Issuer and the Transaction Manager.
"Covered Solar Asset" means, for purposes of the Transaction Management Agreement, each Solar Asset set forth on the Schedule of Solar Assets attached to the Indenture.
"Custodial Agreement" means that certain custodial agreement, dated as of the Closing Date, among the Custodian, the Transaction Manager, Sunrun, the Indenture Trustee and the Issuer.
"Custodian" means Wells Fargo, in its capacity as custodian of the Custodian Files pursuant to the terms of the Custodial Agreement, and its permitted successors and assigns.
"Custodian Fee" means, for each Payment Date (in accordance with and subject to the Priority of Payments) an amount as set forth in the applicable fee schedule.

ANNEX A

"Custodian File" means the file pertaining to each Solar Asset containing, without limitation, (i) a fully executed Electronic Copy of the related Customer Agreement, including any amendments thereto (including Electronic Copies of any related Payment Facilitation Agreement), (ii) with respect to Solar Assets related to Included PBI Payments, a fully executed Electronic Copy of the related PBI Documents, if any, or, for any Included PBI Payments not evidenced by a signed agreement, evidence of the application, reservation and procurement of such Included PBI Payments, (iii) a fully executed Electronic Copy of the related Interconnection Agreement to which Sunrun is a party, if any, (iv) a fully executed Electronic Copy of the related Net Metering Agreement to which Sunrun is a party, if any, (v) Electronic Copies of documents evidencing the related permission to operate the related PV System, if any, (vi) a fully executed wet ink original of the related Master Turnkey Installation Agreement or, if such Master Turnkey Installation Agreement was converted into, or was originated as, an Electronic Copy, the Electronic Copy of the related Master Turnkey Installation Agreement, including any amendments thereto, and (vii) Electronic Copies of any other documents reasonably required by the Issuer, from time to time to be kept on file, relating to such Solar Asset or the related Host Customer.
"Customer Agreement" means, in respect of a PV System, a Customer Lease Agreement or a Power Purchase Agreement entered into with a Host Customer and all related Ancillary Customer Agreements, including any related Payment Facilitation Agreements.
"Customer Lease Agreement" means an agreement between the owner of the PV System and a Host Customer whereby the Host Customer leases a PV System from such owner for fixed monthly payments.
"Cut-Off Date" means February 28, 2019.
"Cut-Off Date Delinquent Solar Asset" means a Solar Asset for which the related Host Customer is, as of the Cut-Off Date, more than 60 days past due on any portion of a contractual payment due under the related Customer Agreement.
"Default" means any event which results, or which with the giving of notice or the lapse of time or both would result, in an Event of Default or a Transaction Manager Termination Event.
"Defaulted Solar Asset" means a Solar Asset for which (i) the related Host Customer is more than 120 days past due on any portion of a contractual payment due under the related Customer Agreement and (ii) (A) the related Customer Agreement has not been brought current, the related PV System has not been removed and redeployed and/or the related Customer Agreement has not been reassigned (or a replacement Customer Agreement executed) within 240 days after the end of such 120 day period or (B) the Transaction Manager has determined that such Customer Agreement

ANNEX A

should be written off in accordance with the Transaction Management Standard; provided that, for the avoidance of doubt, any past due amounts owed by an original Host Customer after reassignment to or execution of a replacement Customer Agreement with a new Host Customer shall not cause the Solar Asset to be deemed to be a Defaulted Solar Asset.
"Defective Solar Asset" means a Designated Solar Asset with respect to which it is determined by the Indenture Trustee (acting at the written direction of the Majority Noteholders) or the Transaction Manager, at any time, that (i) the Depositor breached the representation set forth in Section 6(b) of the Depositor Contribution Agreement with respect to such Designated Solar Asset and (ii) such breach has a material adverse effect on the Noteholders and unless such breach has been cured within the applicable grace period or waived, in writing, by the Indenture Trustee, acting at the direction of the Majority Noteholders.
"Definitive Notes" has the meaning set forth in Section 2.02(c) of the Indenture.
"Delivery" when used with respect to Account Property means:
(i)(A)    with respect to bankers' acceptances, commercial paper, negotiable certificates of deposit and other obligations that constitute "instruments" within the meaning of Section 9‑102(a)(47) of the UCC, transfer thereof:
(1)    by physical delivery to the Indenture Trustee, indorsed to, or registered in the name of, the Indenture Trustee or its nominee or indorsed in blank;
(2)    by the Indenture Trustee continuously maintaining possession of such instrument; and
(3)    by the Indenture Trustee continuously indicating by book-entry that such instrument is credited to the related Account;
(B)    with respect to a "certificated security" (as defined in Section 8‑102(a)(4) of the UCC), transfer thereof:
(1)    by physical delivery of such certificated security to the Indenture Trustee, provided that if the certificated security is in registered form, it shall be indorsed to, or registered in the name of, the Indenture Trustee or indorsed in blank;
(2)    by the Indenture Trustee continuously maintaining possession of such certificated security; and
(3)    by the Indenture Trustee continuously indicating by book-entry that such certificated security is credited to the related Account;

ANNEX A

(C)    with respect to any security issued by the U.S. Treasury, the Federal Home Loan Mortgage Corporation or the Federal National Mortgage Association that is a book-entry security held through the Federal Reserve System pursuant to Federal book entry regulations, the following procedures, all in accordance with applicable law, including applicable federal regulations and Articles 8 and 9 of the UCC, transfer thereof:
(1)    by (x) book-entry registration of such property to an appropriate book-entry account maintained with a Federal Reserve Bank by a securities intermediary which is also a "depositary" pursuant to applicable federal regulations and issuance by such securities intermediary of a deposit advice or other written confirmation of such book-entry registration to the Indenture Trustee of the purchase by the securities intermediary on behalf of the Indenture Trustee of such book-entry security; the making by such securities intermediary of entries in its books and records identifying such book-entry security held through the Federal Reserve System pursuant to Federal book-entry regulations as belonging to the Indenture Trustee and continuously indicating that such securities intermediary holds such book-entry security solely as agent for the Indenture Trustee or (y) continuous book-entry registration of such property to a book-entry account maintained by the Indenture Trustee with a Federal Reserve Bank; and
(2)    by the Indenture Trustee continuously indicating by book-entry that property is credited to the related Account;
(D)    with respect to any asset in the Accounts that is an "uncertificated security" (as defined in Section 8-102(a)(18) of the UCC) and that is not governed by clause (C) above or clause (E) below:
(1)    transfer thereof:
(a)    by registration to the Indenture Trustee as the registered owner thereof, on the books and records of the issuer thereof; or
(b)    by another Person (not a securities intermediary) who either becomes the registered owner of the uncertificated security on behalf of the Indenture Trustee, or having become the registered owner, acknowledges that it holds for the Indenture Trustee; or
(2)    the issuer thereof has agreed that it will comply with instructions originated by the Indenture Trustee with respect to such uncertificated security without further consent of the registered owner thereof; or

ANNEX A

(E)    in the case of each security in the custody of or maintained on the books of a clearing corporation (as defined in Section 8-102(a)(5) of the UCC) or its nominee, by causing:
(1)    the relevant clearing corporation to credit such security to a securities account of the Indenture Trustee at such clearing corporation; and
(2)    the Indenture Trustee to continuously indicate by book-entry that such security is credited to the related Account;
(F)    with respect to a "security entitlement" (as defined in Section 8-102(a)(17) of the UCC) to be transferred to or for the benefit of a collateral agent and not governed by clauses (C) or (E) above: if a securities intermediary (1) indicates by book entry that the underlying "financial asset" (as defined in Section 8-102(a)(9) of the UCC) has been credited to be the Indenture Trustee's "securities account" (as defined in Section 8-501(a) of the UCC), (2) receives a financial asset from the Indenture Trustee or acquires the underlying financial asset for the Indenture Trustee, and in either case, accepts it for credit to the Indenture Trustee's securities account or (3) becomes obligated under other law, regulation or rule to credit the underlying financial asset to the Indenture Trustee's securities account, the making by the securities intermediary of entries on its books and records continuously identifying such security entitlement as belonging to the Indenture Trustee; and continuously indicating by book-entry that such securities entitlement is credited to the Indenture Trustee's securities account; and by the Indenture Trustee continuously indicating by book-entry that such security entitlement (or all rights and property of the Indenture Trustee representing such securities entitlement) is credited to the related Account; and/or
(ii)    In the case of any such asset, such additional or alternative procedures as are now or may hereafter become appropriate to effect the complete transfer of ownership of, or control over, any such assets in the Accounts to the Indenture Trustee free and clear of any adverse claims, consistent with changes in applicable law or regulations or the interpretation thereof.
In each case of Delivery contemplated by the Indenture, the Indenture Trustee shall make appropriate notations on its records, and shall cause the same to be made on the records of its nominees, indicating that securities are held in trust pursuant to and as provided in the Indenture.
"Depositor" means Sunrun Xanadu Depositor 2019-1, LLC, a Delaware limited liability company.
"Depositor Contribution Agreement" means the sale and contribution agreement, dated as of the Closing Date, by and between the Depositor and the Issuer.
"Depositor Conveyed Property" has the meaning set forth in Section 2(a) of the Depositor Contribution Agreement.

ANNEX A

"Depositor Financing Statement" means, with respect to the Depositor, the UCC-1 financing statement naming the Indenture Trustee as the secured party, the Depositor as the debtor and the Issuer as the intermediate assignor.
"Designated Solar Assets" means the Solar Assets that are not Cut-Off Date Delinquent Solar Assets.
"Determination Date" means, with respect to each Payment Date, the close of business of the 5th Business Day prior to such Payment Date, beginning in June 2019.
"Discount Rate" means 6.00%.
"Discounted Solar Asset Balance" means, with respect to any Solar Asset and as of any Calculation Date, an amount equal to the present value of the remaining and unpaid stream of Net Scheduled Payments for such Solar Asset on or after such Calculation Date, based upon discounting such Net Scheduled Payments to such Calculation Date at an annual rate equal to the Discount Rate; provided, however, that any Defective Solar Asset, Defaulted Solar Asset, Terminated Solar Asset or Cut-Off Date Delinquent Solar Asset will be deemed to have a Discounted Solar Asset Balance equal to $[***].
"DOL Final Fiduciary Rule" means 29 C.F.R. 2510.3-21, as promulgated on April 8, 2016 and as subsequently amended.
"Dollars", "$", "U.S. Dollars" or "U.S. $" shall mean (a) United States dollars or (b) denominated in United States dollars.
"DSCR" means for any Determination Date an amount equal to:

(i)
(a) the sum of (1) the aggregate Host Customer Payments received during the related Collection Period (excluding the portion of any amounts paid by the related Host Customer that represent the prepayment or buyout of cash flows expected to be received during subsequent Collection Periods and any amounts paid by the related Host Customer in respect of sales, use or property taxes), (2) the aggregate Included PBI Payments received during the related Collection Period, and (3) the portion of Insurance Proceeds received during the related Collection Period related to business interruption insurance in respect of lost Host Customer Payments, minus (b) the sum of the Operator Fee, the Transaction Manager Fee, the Transaction Transition Manager Fee, the Custodian Fee and the Indenture Trustee Fee, in each case payable on the related Payment Date, divided by

ANNEX A

(ii)	the Total Debt Service for the related Payment Date.
"DSCR Sweep Period" means the period commencing on any Determination Date if the DSCR is less than or equal to 1.25 for such Determination Date and the immediately preceding Determination Date. A DSCR Sweep Period shall continue until the DSCR is greater than 1.25 for two consecutive Determination Dates.
"DTC" means The Depository Trust Company, a New York corporation and its successors and assigns.
"Early Amortization Period" means the period commencing on any Determination Date if:

(i)	an Event of Default shall have occurred and be continuing;

(ii)	the DSCR is less than or equal to 1.15 for such Determination Date and the immediately preceding two Determination Dates; or

(iii)
as a result of the replacement of the Operator, the aggregate amount payable to any replacement operator(s) in respect of the related Collection Period is more than [***]% greater than what the Operator Fee would have been for such Collection Period had the Operator not been replaced.

An Early Amortization Period of the type described in clause (i) shall continue until all Events of Default have been cured or waived in accordance with the Indenture. An Early Amortization Period of the type described in clause (ii) shall continue until the DSCR is greater than 1.15 for three consecutive Determination Dates. An Early Amortization Period of the type described in clause (iii) shall continue until the next Determination Date on which the aggregate amount payable to any replacement operator(s) in respect of the related Collection Period is no longer more than [***]% greater than what the Operator Fee would have been for such Collection Period had the Operator not been replaced.
"Electronic Copy" means the electronic form into which Sunrun, in the ordinary course of its business and in compliance with its document storage policy, originates in an electronic form or converts into an electronic form all Customer Agreements, Payment Facilitation Agreements, PBI Documents, Interconnection Agreements, Net Metering Agreements, documents evidencing the related permission to operate the related PV System, Master Turnkey Installation Agreements and any other documents reasonably required by the Issuer, from time to time to be kept on file, relating to such Solar Asset or the related Host Customer.

ANNEX A

"Eligible Account" means either (i) a segregated account or accounts maintained with an institution whose deposits are insured by the Federal Deposit Insurance Corporation, the unsecured and uncollateralized long-term debt obligations of which institution shall be rated at least investment grade and the short-term debt obligations of which are in the highest short term rating category by the Rating Agency, and which is (A) a federal savings and loan association duly organized, validly existing and in good standing under the federal banking laws, (B) an institution duly organized, validly existing and in good standing under the applicable banking laws of any State, (C) a national banking association duly organized, validly existing and in good standing under the federal banking laws or (D) a subsidiary of a bank holding company, and as to which the Rating Agency has indicated that the use of such account shall not cause the withdrawal of its rating on any Notes, or (ii) a segregated trust account or accounts maintained with the trust department of a federal or State chartered depository institution, having capital and surplus of not less than $[***], acting in its fiduciary capacity, and acceptable to the Rating Agency.
"Eligible Benefit Plan Investor" means, with respect to a Benefit Plan Investor, a Benefit Plan Investor the fiduciary of which meets the following requirements: (i) such fiduciary is independent of the ERISA Transaction Parties; (ii) such fiduciary is (a) a bank as defined in Section 202 of the Advisers Act or similar institution that is regulated and supervised and subject to periodic examination by a state or federal agency, (b) an insurance carrier that is qualified under the laws of more than one state to perform the services of managing, acquiring or disposing of assets of a plan, (c) an investment adviser registered under the Advisers Act or, if not registered as an investment adviser under the Advisers Act by reason of paragraph (1) of Section 203A of such Act, is registered as an investment adviser under the laws of the state (referred to in such paragraph (1)) in which it maintains its principal office and place of business, (d) a broker-dealer registered under the Exchange Act, or (e) an independent fiduciary that holds and will hold, or has and will have under management or control, total assets of at least $50,000,000 at all times that the Eligible Benefit Plan Investor is invested in the Notes (excluding the owner or relative of the owner of an investing IRA or the participant or beneficiary under an investing plan investing in the Notes in such capacity); (iii) such fiduciary is capable of evaluating investment risks independently, both in general and with regard to particular transactions and investment strategies, including the acquisition, holding or continued holding, disposal, or exchange by the Eligible Benefit Plan Investor of the Notes; (iv) such fiduciary acknowledges that it has been informed by Issuer (a) that none of the ERISA Transaction Parties has undertaken or is undertaking to provide impartial investment advice, or to give advice in a fiduciary capacity, and has not given investment advice or otherwise made a recommendation, in connection with the Eligible Benefit Plan Investor's acquisition, holding or continued holding, disposal, or exchange of Notes, and (b) of the existence and nature of the financial interests of the ERISA Transaction Parties in the Eligible Benefit Plan Investor's acquisition, holding or continued holding, disposal, or exchange of any Notes; (v) such fiduciary is a "fiduciary" under ERISA or Section 4975 of the Code, or both, with respect to the acquisition, holding, continued holding,

ANNEX A

disposal, or exchange of any Notes, and is responsible for exercising independent judgment in evaluating the Eligible Benefit Plan Investor's acquisition, holding, continued holding, disposition, or exchange of any Notes; (vi) none of the ERISA Transaction Parties receives a fee or other compensation from the Eligible Benefit Plan Investor, the fiduciary or any other Eligible Benefit Plan Investor fiduciary, or any Eligible Benefit Plan Investor participant, or beneficiary for the provision of investment advice (rather than other services) to the Eligible Benefit Plan Investor, the fiduciary, any other Eligible Benefit Plan Investor fiduciary, any Eligible Benefit Plan Investor participant or beneficiary, or any of their respective agents or employees (which advice is expressly not being provided) in connection with the acquisition, holding, continued holding, disposition, or exchange by the Eligible Benefit Plan Investor of any Notes; and (vii) none of the ERISA Transaction Parties has exercised any authority to cause the Eligible ERISA Plan Investor to invest in the Notes or to negotiate the terms of the Eligible Benefit Plan Investor's investment in the Notes.
"Eligible Investments" means any one or more of the following obligations or securities:

(i)
(a) direct interest-bearing obligations of, and interest-bearing obligations guaranteed as to payment of principal and interest by, the U.S. or any agency or instrumentality of the U.S. the obligations of which are backed by the full faith and credit of the U.S.; (b) direct interest-bearing obligations of, and interest-bearing obligations guaranteed as to payment of principal and interest by, the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation, but only if, at the time of investment, such obligations are assigned the highest credit rating by S&P; and (c) evidence of ownership of a proportionate interest in specified obligations described in (a) and/or (b) above;

(ii)
demand, time deposits, money market deposit accounts, certificates of deposit of, and federal funds sold by, depository institutions or trust companies (including the Indenture Trustee acting in its commercial capacity) incorporated under the laws of the U.S. or any state thereof (or domestic branches of foreign banks), subject to supervision and examination by Federal or state banking or depository institution authorities, and having, at the time of the Issuer's investment or contractual commitment to invest therein, a short term unsecured debt rating of "A-1" by S&P (or the equivalent by the Rating Agency), or such lower rating as will not result in the downgrading, qualification or withdrawal of the rating on any Note by the Rating Agency;

(iii)
securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the U.S. or any state thereof which have a rating of no less than "A-1+" by S&P and a maturity of no more than 365 days;

ANNEX A

(iv)
commercial paper (including both non-interest bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than one year after the closing date thereof) of any corporation (other than the Issuer, but including the Indenture Trustee, acting in its commercial capacity), incorporated under the laws of the U.S. or any state thereof, that, at the time of the investment or contractual commitment to invest therein, a rating of "A-1" by S&P (or the equivalent by the Rating Agency), or such lower rating as will not result in the downgrading, qualification or withdrawal of the rating on any Note by the Rating Agency;

(v)
money market mutual funds, including, without limitation, those of the Indenture Trustee or any affiliate thereof, or any other mutual funds registered under the 1940 Act which invest only in other Eligible Investments, having a rating, at the time of such investment, in the highest rating category by S&P (or the equivalent by the Rating Agency), including any fund for which Wells Fargo, the Indenture Trustee or an affiliate thereof serves as an investment advisor, administrator, shareholder servicing agent, and/or custodian or subcustodian, notwithstanding that (a) Wells Fargo, or an affiliate thereof, charges and collects fees and expenses from such funds for services rendered, (b) Wells Fargo, the Indenture Trustee or an affiliate thereof, charges and collects fees and expenses for services rendered under the Transaction Documents and (c) services performed for such funds and pursuant to the Transaction Documents may converge at any time;

(vi)
money market deposit accounts, demand deposits, time deposits or certificates of deposit of any depository institution or trust company incorporated under the laws of the U.S. or any state thereof and subject to supervision and examination by federal or state banking or depository institution authorities; provided, however, that at the time of the investment or contractual commitment to invest therein, the commercial paper or other short-term unsecured debt obligations (other than such obligations the rating of which is based on the credit of a Person other than such depository institution or trust company) thereof shall be rated "A-1+" by S&P (or the equivalent by the Rating Agency); or

(vii)
any investment approved in writing by the Issuer, and with respect to which the Issuer provides written evidence that such investment will not result in a downgrading, qualification or withdrawal of the rating on any Note by the Rating Agency.

With respect to clause (v) immediately above, Wells Fargo, or an Affiliate thereof may charge and collect such fees from such funds as are collected customarily for services rendered to such funds (but not to exceed investments earnings thereon).

ANNEX A

The Indenture Trustee may purchase from or sell to itself or an Affiliate, as principal or agent, the Eligible Investments listed above. All Eligible Investments in an Account shall be made in the name of the Indenture Trustee for the benefit of the Noteholders.
"Eligible Letter of Credit Bank" means a financial institution having total assets in excess of $[***] and with a long term rating of at least "[***]" by S&P and a short term rating of at least "[***]" by S&P.
"Eligible Solar Asset" means a Designated Solar Asset meeting, as of the Cut-Off Date (or as of the Closing Date where so provided), all of the requirements specified in Schedule I of the Depositor Contribution Agreement.
"ERISA" has the meaning set forth in Section 2.07(c)(v) of the Indenture.
"ERISA Affiliate" means each Person (as defined in Section 3(9) of ERISA), which together with the Issuer, would be deemed to be a "single employer" within the meaning of Section 414(b), (c), (m) or (o) of the Code or Section 4001(a)(14) or 4001(b)(1) of ERISA.
"ERISA Event" means (i) that a Reportable Event has occurred with respect to any Single‑Employer Plan; (ii) the institution of any steps by the Issuer or any ERISA Affiliate, the Pension Benefit Guaranty Corporation or any other Person to terminate any Single‑Employer Plan or the occurrence of any event or condition described in Section 4042 of ERISA that constitutes grounds for the termination of, or the appointment of a trustee to administer, a Single‑Employer Plan; (iii) the institution of any steps by the Issuer or any ERISA Affiliate to withdraw from any Multi‑Employer Plan or Multiple Employer Plan or written notification of the Issuer or any ERISA Affiliate concerning the imposition of withdrawal liability; (iv) a non‑exempt "prohibited transaction" within the meaning of Section 406 of ERISA or Section 4975 of the Code in connection with any Plan; (v) the cessation of operations at a facility of the Issuer or any ERISA Affiliate in the circumstances described in Section 4062(e) of ERISA; (vi) with respect to a Single‑Employer Plan, a failure to satisfy the minimum funding standard under Section 412 of the Code or Section 302 of ERISA, whether or not waived; (vii) the conditions for imposition of a lien under Section 303(k) of ERISA shall have been met with respect to a Single‑Employer Plan; (viii) a determination that a Single‑Employer Plan is or is expected to be in "at‑risk" status (within the meaning of Section 430(i)(4) of the Code or Section 303(i)(4) of ERISA); (ix) the insolvency of or commencement of reorganization proceedings with respect to a Multi‑Employer Plan or written notification that a Multi‑Employer Plan is in "endangered" or "critical" status (within the meaning of Section 432 of the Internal Revenue Code or Section 305 of ERISA); or (x) the taking of any action by, or the threatening of the taking of any action by, the Internal Revenue Service, the Department of Labor or the Pension Benefit Guaranty Corporation with respect to any of the foregoing.

ANNEX A

"ERISA Transaction Parties" means each of the Issuer, the Sponsor, the Originator, the Transaction Manager, the Initial Purchasers or any of their respective partners, shareholders, directors, officers, employees, representatives or affiliates, the Indenture Trustee, the Transaction Transition Manager or the Custodian.
"EU Risk Retention, Due Diligence and Transparency Requirements" means Articles 5, 6 and 7 of Regulation (EU) 2017/2402 of the European Parliament and of the Council of December 12, 2017.
"Euroclear" has the meaning specified in Section 2.02(a) of the Indenture.
"Event of Default" has the meaning set forth in Section 9.01 of the Indenture.
"Event of Loss" means a loss that is deemed to have occurred with respect to a PV System if such PV System is damaged or destroyed by fire, theft or other casualty and such PV System has become inoperable because of such event.
"Exchange Act" means the Securities Exchange Act of 1934, as amended.
"Excluded Property" means (i) any renewable energy certificates and credits associated with the generation of electricity from the Solar Assets (including any agreements entered into in connection with the sale thereof), (ii) all PBI Documents and PBI Payments that are not related to Included PBI Payments and (iii) any proceeds of any of the foregoing.
"FATCA" means Sections 1471 through 1474 of the Code and any regulations or agreements thereunder or official interpretations thereof or any intergovernmental agreement between the United States and another jurisdiction entered into in connection with the implementation thereof (or any law implementing such an intergovernmental agreement).
"FATCA Withholding Tax" means any withholding or deduction pursuant to FATCA.
"Financing Statements" means, collectively, the Sunrun Financing Statement, the Sunrun Xanadu Holdco Financing Statement, the Sunrun Xanadu Investor Financing Statement, the Depositor Financing Statement, the Issuer Financing Statement and the Project Company Financing Statement.
"Force Majeure Event" means any event or circumstances beyond the reasonable control of and without the fault or negligence of the Person claiming Force Majeure. It shall include, without limitation, failure or interruption of the production, delivery or acceptance of electricity due to: an act of god; war (declared or undeclared); sabotage; riot; insurrection; civil unrest or disturbance;

ANNEX A

military or guerilla action; terrorism; economic sanction or embargo; civil strike, work stoppage, slow-down, or lock-out; explosion; fire; earthquake; abnormal weather condition or actions of the elements; hurricane; flood; lightning; wind; drought; the binding order of any Governmental Authority (provided that such order has been resisted in good faith by all reasonable legal means); the failure to act on the part of any Governmental Authority (provided that such action has been timely requested and diligently pursued); unavailability of electricity from the utility grid, equipment, supplies or products (but not to the extent that any such availability of any of the foregoing results from the failure of the Person claiming Force Majeure to have exercised reasonable diligence); and failure of equipment not utilized by or under the control of the Person claiming Force Majeure.
"GAAP" means (i) generally accepted accounting principles in the United States of America as in effect from time to time, consistently applied and (ii) upon mutual agreement of the parties, internationally recognized generally accepted accounting principles, consistently applied.
"Global Notes" means individually and collectively, the Temporary Regulation S Global Notes, the Permanent Regulation S Global Notes and the Rule 144A Global Notes, in the form of the Notes attached as Exhibit A to the Indenture, that are deposited with the Indenture Trustee, as custodian for the Securities Depository, and registered in the name of the Securities Depository or its nominee.
"Governmental Authority" means any national, State or local government (whether domestic or foreign), any political subdivision thereof or any other governmental, quasi-governmental, judicial, public or statutory instrumentality, authority, body, agency, bureau or entity, (including any zoning authority, the Federal Regulatory Energy Commission, the relevant State commissions, the Federal Deposit Insurance Corporation, the Comptroller of the Currency or the Federal Reserve Board, any central bank or any comparable authority) or any arbitrator with authority to bind a party at law.
"Grant" means to pledge, create and grant a security interest in and with regard to property. A Grant shall include all rights, powers and options (but none of the obligations) of the granting party thereunder, including without limitation the immediate and continuing right to claim for, collect, receive and give receipts for principal and interest payments in respect of such collateral and all other moneys payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring proceedings in the name of the granting party or otherwise, and generally to do and receive anything which the granting party is or may be entitled to do or receive thereunder or with respect thereto.
"Highest Lawful Rate" has the meaning set forth in each Contribution Agreement.

ANNEX A

"Holder" means a Noteholder.
"Host Customer" means a customer under a Customer Agreement.
"Host Customer Payments" means, with respect to PV System and a Customer Agreement, all payments due under or in respect of such Customer Agreement, including any amounts attributable to sales, use or property tax.
"Host Customer Purchased Solar Asset" means a Solar Asset for which the related Host Customer has exercised its option, if any, to purchase the related PV System prior to the expiration of the term of the related Customer Agreement.
"Included PBI Payments" means all PBI Payments with respect to each PV System located in the State of Connecticut or the State of Colorado and the related PBI Documents.
"Indenture" means the indenture between the Issuer and the Indenture Trustee, dated as of the Closing Date.
"Indenture Trustee" means Wells Fargo, until a successor Person shall have become the Indenture Trustee pursuant to the applicable provisions of the Indenture, and thereafter "Indenture Trustee" means such successor Person in its capacity as indenture trustee.
"Indenture Trustee Fee" means, for each Payment Date (in accordance with and subject to the Priority of Payments) an amount equal to $[***].
"Independent Manager" has the meaning set forth in the Issuer Operating Agreement or the Project Company LLCA, as applicable.
"Independent Accountant" means a nationally recognized firm of public accountants selected by the Transaction Manager; provided, that such firm is independent with respect to the Transaction Manager within the meaning of the Securities Act.
"Independent Service Provider" means (i) any Independent Accountant or (ii) any independent (within the meaning the Securities Act) third-party provider of accounting, financial analysis and reporting services that is not an Independent Accountant but that, in the reasonable judgment of the Transaction Manager, is qualified to prepare the relevant portions of the Independent Service Provider's Report.
"Independent Service Provider's Report" has the meaning set forth in Section 4.3 of the Transaction Management Agreement.

ANNEX A

"Initial Determination Date" means June 24, 2019.
"Initial Outstanding Note Balance" means $204,000,000.
"Initial Purchasers" means collectively, Credit Suisse Securities (USA) LLC and KeyBanc Capital Markets Inc. and their respective successors and assigns.
"Insurance Policy" means, with respect to any PV System, any insurance policy benefiting the Transaction Manager or the owner of the PV System and providing coverage for loss or physical damage, credit life, credit disability, theft, mechanical breakdown, gap or similar coverage with respect to the PV System or the Host Customer.
"Insurance Proceeds" means any funds, moneys or other net proceeds received by or on behalf of the Project Company as the payee in connection with the physical loss or damage to a PV System owned by the Project Company, including lost revenues through business interruption insurance, or any other incident that will be covered by the insurance coverage paid for and maintained by the Project Company or by the related Operator on behalf of the Project Company.
"Interconnection Agreement" means, with respect to a PV System, a contractual or other obligation between a utility and a Host Customer (and, in some cases, the owner of the related PV System) that allows the Host Customer to interconnect such PV System to the utility electrical grid.
"Interest Accrual Period" means for each Payment Date, the period from and including the immediately preceding Payment Date to but excluding such Payment Date and in each case will be deemed to be a period of 90 days, except that the Interest Accrual Period for the initial Payment Date shall be the number of days (assuming twelve 30-day calendar months) from and including the Closing Date to, but excluding, the initial Payment Date. For purposes of this calculation, all Payment Dates will be deemed to be the 30th calendar day of the applicable month.
"Inverter Replacement Reserve Account" has the meaning set forth in Section 5.01(a) of the Indenture.
"Inverter Replacement Reserve Account Closing Date Deposit" means an amount equal to $[***].
"Inverter Replacement Reserve Account Deposit" means, for any Payment Date, an amount equal to (1) on or after the June 2024 Payment Date, the sum of (i) any Inverter Replacement Reserve Account Deposit amounts from prior periods not deposited into the Inverter Replacement Reserve Account, and (ii) the lesser of (a) the product of (A) one-quarter of $[***] and (B) the aggregate DC nameplate capacity (measured in kW) of all the PV Systems owned by the Project Company

ANNEX A

(excluding Defaulted Solar Assets that are not operational and not in the process of being removed or redeployed) on the related Determination Date and (b) the Inverter Replacement Reserve Account Required Balance as of the related Determination Date minus the sum of the amount on deposit in the Inverter Replacement Reserve Account as of the related Determination Date, and the amount, if any, being deposited into the Inverter Replacement Reserve Account on such Payment Date pursuant to clause (i) and (2) prior to the June 2024 Payment Date, zero. Notwithstanding the foregoing, the Inverter Replacement Reserve Account Deposit will be zero for any Payment Date on which the sum of Available Funds is greater than or equal to the sum of (i) the payments and distributions required under clauses (i) through (v) of the Priority of Payments and (ii) the Outstanding Note Balance as of such Payment Date prior to any distributions made on such Payment Date.
"Inverter Replacement Reserve Account Required Balance" means an amount equal to the product of (a) $[***] and (b) the aggregate DC nameplate capacity (measured in kW) of all PV Systems owned by the Project Company (excluding Defaulted Solar Assets that are not operational and not in the process of being removed or redeployed) on the related Determination Date that have related Customer Agreements with remaining terms that exceed the remaining terms of the related manufacturer warranty for the inverter associated with such PV System.
"Issuer" means Sunrun Xanadu Issuer 2019-1, LLC, a Delaware limited liability company.
"Issuer Financing Statement" means a UCC‑1 financing statement naming the Indenture Trustee as the secured party and the Issuer as the debtor.
"Issuer Operating Agreement" means that certain Amended and Restated Limited Liability Company Agreement of the Issuer dated as of the Closing Date.
"Issuer Order" means a written order or request signed in the name of the Issuer by an Authorized Officer and delivered to the Indenture Trustee.
"Issuer Secured Obligations" means all amounts and obligations which the Issuer may at any time owe to or on behalf of the Indenture Trustee for the benefit of the Noteholders under the Indenture or the Notes.
"KBRA" means Kroll Bond Rating Agency, Inc.
"Letter of Credit" means any letter of credit issued by an Eligible Letter of Credit Bank and provided by the Issuer to the Indenture Trustee in lieu of or in substitution for moneys otherwise required to be deposited in the Liquidity Reserve Account or the Inverter Replacement Reserve

ANNEX A

Account, as applicable, which Letter of Credit is to be as held an asset of the Liquidity Reserve Account or the Inverter Replacement Reserve Account, as applicable.
"Lien" means, with respect to any asset, any mortgage, deed of trust, lien, pledge, charge, security interest, easement or encumbrance of any kind in respect of such asset, whether or not filed, recorded or otherwise perfected or effective under applicable law.
"Liquidity Reserve Account" has the meaning set forth in Section 5.01(a) of the Indenture.
"Liquidity Reserve Account Required Balance" means with respect to the Closing Date and each Payment Date, an amount equal to the product of (i) one-half, (ii) the Note Rate and (iii) the Outstanding Note Balance (before giving effect to principal payments on such Payment Date); provided, however, that with respect to the Closing Date, the Liquidity Reserve Account Required Balance will be calculated using the Initial Outstanding Note Balance.
"Lockbox Account" means the account established at the Lockbox Bank and maintained in the name of the Project Company (subject to the Account Control Agreement for the benefit of the Indenture Trustee) and to which the Operator has instructed all Host Customers and applicable PBI Obligors to direct all Host Customer Payments and Included PBI Payments, in each case other than Non-Recurring Payments and Connecticut PBI Payments.
"Lockbox Bank" means U.S. Bank, National Association, a national banking association.
"Lockbox Bank Fees and Charges" mean those debits from the Lockbox Account expressly permitted under the Account Control Agreement.
"Lockbox Bank Retained Balance" means $[***].
"Majority Noteholders" means Noteholders representing not less than 51% of the Outstanding Note Balance of the Notes then Outstanding.
"Make Whole Amount" means, with respect to the Voluntary Prepayment of the Notes, an amount (not less than zero) equal to: (a) using the Reinvestment Yield, the sum of the discounted present values of the scheduled payments of principal and interest until the Make Whole Determination Date (assuming prepayment of remaining principal of the Notes on the Make Whole Determination Date) for the portion of the Notes being prepaid (calculated prior to the application of the Voluntary Prepayment), minus (b) the amount of principal prepaid by the Voluntary Prepayment made on the Notes.
"Make Whole Determination Date" means the June 2025 Payment Date.

ANNEX A

"Manager Transition Agreement" means that certain manager transition agreement, dated as of the Closing Date, between the Transaction Manager, the Transaction Transition Manager, the Issuer and the Indenture Trustee.
"Master Backup Services Agreement" means that certain master backup services agreement by and among the Operator and the Master Backup Servicer and the Project Company pursuant to the related Addendum to the Master Backup Services Agreement.
"Master Backup Servicer" means Wells Fargo Bank, National Association pursuant to the Master Backup Services Agreement.
"Master Turnkey Installation Agreement" means an agreement with a third-party solar installation contractor pursuant to which each PV System was designed, permitted, constructed, installed and tested either by Sunrun or such third-party solar installation contractor.
"Minimum Denomination" means [***] ($[***]).
"MOMA" means the Master Operation, Maintenance and Administration Agreement, dated as of the Closing Date, between the Operator and the Project Company, pursuant to which the Operator is responsible, primarily at its cost and expense, for performing specified Project Services.
"Multi‑Employer Plan" means a multi‑employer plan, as defined in Section 4001(a)(3) of ERISA to which the Issuer or any ERISA Affiliate is making or accruing an obligation to make contributions or has within any of the preceding five plan years made or accrued an obligation to make contributions.
"Multiple Employer Plan" shall mean a Single Employer Plan, to which the Issuer or any ERISA Affiliate, and one or more employers other than the Issuer or an ERISA Affiliate, is making or accruing an obligation to make contributions or, in the event that any such plan has been terminated, to which the Issuer or an ERISA Affiliate made or accrued an obligation to make contributions during any of the five plan years preceding the date of termination of such plan.
"Net Metering Agreement" means, with respect to a PV System, as applicable, a contractual or other obligation between a utility and a Host Customer (and, in some cases, the owner of the related PV System) that allows the Host Customer to offset its regular utility electricity purchases by receiving a bill credit at a specified rate for energy generated by such PV System that is exported to the utility electrical grid and not consumed by the Host Customer on its property. A Net Metering Agreement may be embedded or acknowledged in an Interconnection Agreement.

ANNEX A

"Net Scheduled Payment" means, for any calendar month, an amount equal to (i) the sum of (a) the Scheduled Host Customer Payment for such Solar Asset during such calendar month and (b) the Scheduled PBI Payment for such Solar Asset during such calendar month, minus (ii) the Allocated Services Provider Fee for such calendar month. The Net Scheduled Payment for each Cut-Off Date Delinquent Solar Asset shall be deemed to be $[***].
"Non-Recurring Payments" means any checks, credit card payments, ACH transfers or other payments that are sent to a general account of the Sponsor or third parties engaged by the Sponsor to perform billing and collection services.
"Note" or "Notes" means the 3.98% Solar Asset Backed Notes, Series 2019-1, issued pursuant to the Indenture.
"Note Depository Agreement" means the letter of representations, dated as of the Closing Date, by the Issuer to DTC relating to the Book-Entry Notes.
"Note Interest" means, with respect to any Payment Date, an amount equal to the sum of (i) interest accrued during the related Interest Accrual Period at the Note Rate on the Outstanding Note Balance immediately prior to such Payment Date and (ii) the amount of unpaid Note Interest from prior Payment Dates plus, to the extent permitted by law, interest thereon at the Note Rate.
"Note Owner" means, with respect to a Book-Entry Note, the Person who is the beneficial owner of such Book-Entry Note, as reflected on the books of the Securities Depository or on the books of a Person maintaining an account with such Securities Depository (directly as a Securities Depository Participant or as an indirect participant, in each case in accordance with the rules of such Securities Depository) or the Person who is the beneficial owner of such Book-Entry Note, as reflected in the Note Register in accordance with Section 2.07 of the Indenture.
"Note Purchase Agreement" means that certain note purchase agreement dated May 31, 2019, among the Issuer, the Depositor, Sunrun and the Initial Purchasers.
"Note Rate" means a per annum rate of 3.98%.
"Note Register" and "Note Registrar" have the meanings specified in Section 2.07 of the Indenture.
"Noteholder" or "Noteholders" means the Person in whose name a Note is registered in the Note Register.

ANNEX A

"Noteholder FATCA Information" means information sufficient to eliminate the imposition of, or determine the applicable amount of, U.S. withholding tax under FATCA.
"Noteholder Tax Identification Information" means properly completed and signed tax certifications (generally, in the case of U.S. Federal Income Tax, IRS Form W‑9 (or applicable successor form) in the case of a person that is a "United States Person" within the meaning of Section 7701(a)(30) of the Code or the appropriate IRS Form W‑8 (or applicable successor form), together with any required attachments, establishing an applicable reduction in or an exemption from U.S. withholding taxes, in the case of a person that is not a "United States Person" within the meaning of Section 7701(a)(30) of the Code).
"Notice of Prepayment" means the notice in the form of Exhibit C-1 to the Indenture.
"Notice of Redemption" means the notice in the form of Exhibit C-2 to the Indenture.
"NRSRO" means a nationally recognized statistical rating organization.
"NRSRO Certification" means certification by a NRSRO that permits it to access a 17g-5 Website.
"O&M Services" means the operations and maintenance services required to be performed by the Operator pursuant to the terms of the MOMA.
"OFAC" has the meaning set forth in Section 3.12(w) of the Indenture.
"Offering Circular" means that certain Confidential Offering Circular dated May 31, 2019 related to the Notes.
"Officer's Certificate" means a certificate signed by an Authorized Officer.
"Operator" means Sunrun, in its capacity as operator under the MOMA.
"Operator Fee" means for each Payment Date (in accordance with and subject to the Priority of Payments) an amount equal to the product of (i) 25% of the Base Rate and (ii) the DC kilowatts of installed nameplate capacity of all PV Systems owned by the Project Company on the related Calculation Date (excluding Defaulted Solar Assets that are not operational and not in the process of being removed or redeployed).
"Operator Termination Event" has the meaning set forth in the MOMA.

ANNEX A

"Opinion of Counsel" means a written opinion of counsel who may, except as otherwise expressly provided in the Indenture, be outside counsel for the Issuer or the Indenture Trustee and who shall be reasonably satisfactory to the Indenture Trustee, which shall comply with any applicable requirements of Section 12.02 of the Indenture and which shall be in form and substance satisfactory to the Indenture Trustee.
"Optional Redemption" has the meaning set forth in Section 6.02(a) of the Indenture.
"Optional Redemption Date" has the meaning set forth in Section 6.02(a) of the Indenture.
"Original Project Company Owner" means Sunrun Zeus Portfolio 2017, LLC, a Delaware limited liability company.
"Originator" means Sunrun.
"Outstanding" means, as of any date of determination, all Notes theretofore authenticated and delivered under the Indenture except:
(i)    Notes theretofore canceled by the Note Registrar or delivered to the Note Registrar for cancellation;
(ii)    Notes or portions thereof for whose payment money in the necessary amount in prepayment thereof has been theretofore deposited with the Indenture Trustee in trust for the Holders of such Notes;
(iii)    Notes in exchange for or in lieu of which other Notes have been authenticated and delivered pursuant to the Indenture; and
(iv)    Notes alleged to have been destroyed, lost or stolen for which replacement Notes have been issued as provided for in Section 2.09 of the Indenture unless proof satisfactory to the Indenture Trustee is presented that any such Notes are held by a bona fide purchaser;
provided, however, that in determining whether the Noteholders of the requisite percentage of the Outstanding Note Balance have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Notes owned by Sunrun, the Issuer or any Affiliate thereof shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Indenture Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, or waiver, only Notes which the Indenture Trustee actually knows to be so owned shall be so disregarded. Notes so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Indenture Trustee, in its sole discretion, the pledgee's right so to act with respect to such Notes and that the pledgee is not Sunrun, the Issuer or any Affiliate thereof.

ANNEX A

"Outstanding Note Balance" means, as of any date of determination, the Initial Outstanding Note Balance less the sum of all principal payments actually distributed to the Noteholders as of such date.
"Ownership Interest" means, with respect to any Note, any ownership interest in such Note, including any interest in such Note as the Noteholder thereof and any other interest therein, whether direct or indirect, legal or beneficial.
"Payment Date" means July 1, 2019 and thereafter on the 30th day of each March, June, September and December; provided, if any such day is not a Business Day, then the payments due thereon shall be made on the next succeeding Business Day.
"Payment Facilitation Agreement" means each modification, waiver or amendment agreement (including a replacement Customer Agreement) entered into by the Operator in accordance with the requirements, if any, of the MOMA.
"Payment Facilitation Agreement Standard" means a Payment Facilitation Agreement which meets the following criteria: (i) such Payment Facilitation Agreement is entered into for a commercially reasonable purpose in an arm's-length transaction on market terms and in accordance with the Transaction Management Standard, (ii) in the reasonable judgment of the Transaction Manager, the Payment Facilitation Agreement is in the best interest of the Issuer and the Noteholders and does not adversely impact the value of such Solar Asset relative to the value of such Solar Asset had such Payment Facilitation Agreement not been completed, (iii) the Transaction Manager has considered the obligation of the Issuer to make an Unscheduled Note Principal Payment in connection with a Payment Facilitation Agreement that results in a Payment Facilitation Amount and (iv) in a case where such Payment Facilitation Agreement results in a Payment Facilitation Amount, if the related Solar Asset is a Defaulted Solar Asset or, in the judgment of the Transaction Manager, the Host Customer related to such Solar Asset could reasonably be expected to stop making the Host Customer Payments due under the related Customer Agreement but for such Payment Facilitation Agreement.
"Payment Facilitation Amount" means for any Solar Asset for which a Payment Facilitation Agreement has been completed, an amount equal to the excess, if any, of (i) the Discounted Solar Asset Balance of such Solar Asset immediately prior to such Payment Facilitation Agreement being completed (which includes any past due amounts), over (ii) the Discounted Solar Asset Balance of such Solar Asset immediately after completion of such Payment Facilitation Agreement. For the avoidance of doubt, the Scheduled Host Customer Payments to be used in the calculation of clause (ii) will be the payment schedule attached to the completed Payment Facilitation Agreement.

ANNEX A

"PBI Documents" means (i) all applications, forms and other filings required to be submitted to a PBI Obligor in connection with the applicable PBI Program and the procurement of PBI Payments, and (ii) all approvals, agreements and other writings evidencing (a) that all conditions to the payment of PBI Payments by the PBI Obligor have been met, (b) that the PBI Obligor is obligated to pay PBI Payments and (c) the rate and timing of such PBI Payments.
"PBI Obligor" means the utility, Governmental Authority or other Person that makes the payments under the applicable PBI Program.
"PBI Payments" means, with respect to a PBI Program, all payments due by the related PBI Obligor under or in respect of the applicable PBI Documents.
"PBI Program" means a renewal energy program maintained or administered by a utility, Governmental Authority or other Person designed to incentivize the installation of photovoltaic solar energy projects and the use of solar-generated electricity pursuant to which the utility, Governmental Authority or other Person is obligated to make payments at a stated amount or rate to the owner of the related photovoltaic solar energy project.
"Perfection UCCs" means, with respect to the Conveyed Property, (i) to the extent applicable, the date-stamped original of the filed Sunrun Financing Statement covering the Conveyed Property, (ii) to the extent applicable, the date-stamped original of the filed Sunrun Xanadu Holdco Financing Statement covering the Conveyed Property, (iii) to the extent applicable, the date-stamped original of the filed Sunrun Xanadu Investor Financing Statement covering the Conveyed Property, (iv) the date-stamped original of the filed Depositor Financing Statement covering the Conveyed Property, (v) the date-stamped original of the filed Issuer Financing Statement covering the Trust Estate, (vi) the date-stamped original of the filed Project Company Financing Statement covering all of the Project Company's assets other than Excluded Property and (vii) the date-stamped original of the filed Termination Statements releasing the Liens held by creditors of Sunrun and any other Person (other than as expressly contemplated by the Transaction Documents) covering the Conveyed Property, or, in the case of this clause (vii), a copy of search results performed and certified by a national search company indicating that such Termination Statements have been filed in the UCC filing offices of the States in which the financing statements being terminated were originally filed.
"Performance Based Incentive Agreement" has the meaning set forth in paragraph 24(b) of Schedule I to the Depositor Contribution Agreement.
"Performance Guarantor" means Sunrun.
"Performance Guaranty" means that certain performance guaranty, dated as of the Closing Date, made by the Performance Guarantor in favor of the Issuer and the Indenture Trustee.

ANNEX A

"Permits" means, with respect to any PV System, the applicable franchises, licenses, leases, permits, approvals, notifications, certifications, registrations, authorizations, exemptions, qualifications, easements, rights of way, liens and other rights, privileges and approvals required to be obtained from a Governmental Authority under any law, rule or regulation (including those required to interconnect such PV System to the applicable transmission grid).
"Permitted Liens" means (i) any lien for taxes, assessments and governmental charges or levies not yet due and payable or which are being contested in good faith by appropriate proceedings, (ii) any lien on any Excluded Property and (iii) any other lien or encumbrance arising under or permitted by the Transaction Documents.
"Person" means any individual, corporation, partnership, joint venture, association, limited liability company, limited liability partnership, joint stock company, trust (including any beneficiary thereof), unincorporated organization or Governmental Authority.
"Plan" means an employee pension benefit plan which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Code as to which the Issuer or any Affiliate may have any liability.
"Post-Closing Certification" has the meaning set forth in Section 4(b) of the Custodial Agreement.
"Power Purchase Agreement" means an agreement between the owner of the PV System and a Host Customer whereby the Host Customer agrees to purchase electricity produced by such PV System for a fixed fee per kWh or for a fixed monthly payment.
"Predecessor Notes" means, with respect to any particular Note, every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purpose of this definition, any Note authenticated and delivered under Section 2.09 of the Indenture in lieu of a lost, destroyed or stolen Note shall be deemed to evidence the same debt as the lost, destroyed or stolen Note.
"Prepayment Amount" has the meaning set forth in Section 6.01(a) of the Indenture.
"Priority of Payments" has the meaning given such term in Section 5.05(a) of the Indenture.
"Proceeding" means any suit in equity, action at law or other judicial or administrative proceeding.

ANNEX A

"Project Company" means Sunrun Zeus Owner 2017, LLC, a Delaware limited liability company.
"Project Company Collateral" means the collateral pledged by the Project Company to the Indenture Trustee pursuant to the Project Company Security Agreement.
"Project Company Distributions" means all amounts remitted to the Collection Account from the Lockbox Account.
"Project Company Documents" means, collectively, the Project Company LLCA, the MOMA, the Master Backup Services Agreement and the Addendum to the Master Backup Services Agreement.
"Project Company Financing Statement" means, with respect to the Project Company, the UCC-1 financing statement naming the Indenture Trustee as the secured party and the Project Company as the debtor.
"Project Company LLCA" means the Second Amended and Restated Limited Liability Company Agreement of the Project Company.
"Project Company Membership Interests" means all right, title and interest of the Sole Member (as defined in the Project Company LLCA) in the Project Company, including, without limitation, (i) the right to manage the business and affairs of the Project Company, to vote on, consent to or approve matters requiring the vote, consent or approval of the members of the Project Company and the right to dissolve the Project Company, (ii) the right to distributions from the Project Company and the right to allocations of profits or losses, the "limited liability company interest" (as defined in Section 18-101(8) of the Delaware Limited Liability Company Act), and (iii) status as a "member" (as defined in Section 18-101(11) of the Delaware Limited Liability Company Act) of the Project Company.
"Project Company Guaranty" means the guaranty, dated as of the Closing Date, by and between the Project Company and the Indenture Trustee.
"Project Company Security Agreement" means the security agreement, dated as of the Closing Date, by the Project Company in favor of the Indenture Trustee.
"Project Services" means the O&M Services and the Administrative Services.
"PV System" means, with respect to a Solar Asset, a residential electricity generating photovoltaic system, including photovoltaic panels, racks, wiring and other electrical devices,

ANNEX A

conduit, weatherproof housings, hardware, one or more inverters, remote monitoring system, communication system, connectors, meters, disconnects, over current devices and, if applicable, energy storage devices (including any replacement or additional parts included from time to time).
"QIB" means qualified institutional buyer within the meaning of Rule 144A.
"Quarterly Transaction Report" has the meaning set out in Section 4.1 of the Transaction Management Agreement.
"Rated Final Maturity" means the Payment Date occurring in June 2054.
"Rating Agency" means Kroll Bond Rating Agency, Inc.
"Rating Agency Condition" means, for purposes of Section 5.02(d) and Section 5.03(d) of the Indenture, satisfaction of the following conditions: (i) the Issuer (or the Transaction Manager on behalf of the Issuer) shall have provided the Rating Agency with written notification that it desires to substitute moneys otherwise required to be deposited into the Liquidity Reserve Account or Inverter Replacement Reserve Account with a Letter of Credit with details regarding the terms of such Letter of Credit and the proposed Eligible Letter of Credit Bank; and (ii) (a) the Rating Agency shall have (1) provided a Rating Agency Confirmation or (2) informed the Issuer that it declines to review such Letter of Credit or (b) the Issuer (or the Transaction Manager on behalf of the Issuer) shall have provided an Officer's Certificate to the Indenture Trustee that (1) the Issuer has not received any response from the Rating Agency after the Issuer (or the Transaction Manager on behalf of the Issuer) has repeatedly solicited (by telephone and by email) a response from the Rating Agency, (2) more than 15 Business Days have passed since the initial written notification to the Rating Agency and (3) that the Issuer has no reason to believe that the action would result in (A) a withdrawal of the credit rating on the Notes by the Rating Agency or (B) the assignment of a credit rating on the Notes by the Rating Agency below the lower of (x) the then-current credit rating on the Notes or (y) the initial credit rating assigned to the Notes by the Rating Agency (in each case, without negative implications).
"Rating Agency Confirmation" means with respect to any request, action, event or circumstance a confirmation from the Rating Agency that the fulfillment of such requests or the taking of such action or the occurrence of such event of circumstance will not itself result in (i) a withdrawal of the credit rating on the Notes by the Rating Agency or (ii) the assignment of a credit rating on the Notes by the Rating Agency below the lower of (a) the then-current credit rating on the Notes or (b) the initial credit rating assigned to the Notes by the Rating Agency (in each case, without negative implications).

ANNEX A

"Record Date" means, with respect to any Payment Date, Voluntary Prepayment Date or Optional Redemption Date, (i) for Notes in book-entry form, the close of business on the Business Day immediately preceding such Payment Date, Voluntary Prepayment Date or Optional Redemption Date and (ii) for Definitive Notes, the close of business on the last Business Day of the calendar month immediately preceding the calendar month in which such Payment Date, Voluntary Prepayment Date or Optional Redemption Date occurs.
"Regulation S" means Regulation S, as amended, promulgated under the Securities Act.
"Regulation S Global Note" means the Regulation S Temporary Global Note or the Regulation S Permanent Global Note, as appropriate.
"Regulation S Permanent Global Note" means the permanent global note, evidencing Notes, in the form of the Note attached to the Indenture as Exhibit A, that is deposited with and registered in the name of the Securities Depository or its nominee, representing the Notes sold in reliance on Regulation S.
"Regulation S Temporary Global Note" means a single temporary global note, evidencing Notes, in the form of the Note attached to the Indenture as Exhibit A, that is deposited with and registered in the name of the Securities Depository or its nominee, representing the Notes sold in reliance on Regulation S.
"Regular Amortization Period" means any period other than an Early Amortization Period is in effect.
"Reinvestment Yield" means the yield on U.S. Treasury securities having a remaining term to maturity that is closest to the weighted average remaining life of the Notes (calculated to the Make Whole Determination Date) plus 0.50%. Should more than one U.S. Treasury security have a term to maturity that is closest to the weighted average life of the Notes, then the yield of the U.S. Treasury security quoted closest to par will be used in the calculation.
"Replacement Transaction Manager" means any Person appointed to replace the Transaction Manager and to assume the obligations of Transaction Manager under the Transaction Management Agreement.
"Reportable Event" means a reportable event as defined in Section 4043 of ERISA and the regulations issued under such Section, with respect to a Plan, excluding, however, such events as to which the Pension Benefit Guaranty Corporation by regulation or by public notice waived the requirement of Section 4043(a) of ERISA that it be notified within thirty (30) days of the occurrence of such event, provided, that a failure to meet the minimum funding standard of Section 412 of the

ANNEX A

Code and of Section 302 of ERISA shall be a Reportable Event regardless of the issuance of any such waivers in accordance with either Section 4043(a) of ERISA or Section 412(d) of the Code.
"Repurchase Price" means, as of any date of determination, for a Defective Solar Asset or Defaulted Solar Asset, an amount equal to the Discounted Solar Asset Balance of such Solar Asset immediately prior to becoming a Defective Solar Asset or Defaulted Solar Asset, as applicable.
"Responsible Officer" means when used with respect to the Indenture Trustee, the Transaction Transition Manager or the Custodian, any Vice President, any Assistant Vice President, any Assistant Secretary, any Assistant Treasurer, any Corporate Trust Officer or any other officer of the Indenture Trustee, the Transaction Transition Manager or the Custodian customarily performing functions similar to those performed by any of the above-designate officers, in each case having direct responsibility for the administration of the Indenture, the Manager Transition Agreement or Custodial Agreement, as applicable. When used with respect to any Person other than the Indenture Trustee, the Transaction Transition Manager and the Custodian, that is not an individual, the President, any Vice President or Assistant Vice President or the Controller of such Person, or any other officer or employee having similar functions.
"Risk Retention Interest" means the entire limited liability company membership interest of the Issuer.
"Rule 17g-5" means Rule 17g-5 under the Exchange Act.
"Rule 144A" means the rule designated as "Rule 144A" promulgated by the Securities and Exchange Commission under the Securities Act.
"Rule 144A Global Notes" means the Notes sold within the U.S. in reliance on Rule 144A as represented by Global Notes.
"Rule 144A Information" means the information required to be delivered pursuant to Rule 144(A)(d)(4) under the Securities Act to permit compliance with Rule 144A in connection with resales of the Notes pursuant to Rule 144A.
"S&P" means S&P Global Ratings, a business unit of Standard & Poor's Financial Services, LLC.
"Schedule of Solar Assets" means the schedule of Solar Assets related to PV Systems owned by the Project Company, which schedule is attached to the Depositor Contribution Agreement, the Indenture and the Transaction Management Agreement, in each case as such schedule may be amended from time to time in accordance with the terms of the Transaction Documents.

ANNEX A

"Scheduled Host Customer Payments" means for each Designated Solar Asset, the payments scheduled to be paid by a Host Customer during each calendar month in respect of the initial term of the related Customer Agreement, as set forth on Schedule II to the Indenture, as the same may be adjusted by the Transaction Manager to account for any prepayment made in respect of such Designated Solar Asset, a Payment Facilitation Agreement being entered in connection with respect to such Designated Solar Asset or any Designated Solar Asset becoming a Defaulted Solar Asset, a Terminated Solar Asset or a Defective Solar Asset. The Scheduled Host Customer Payments exclude any amounts attributable to sales, use or property taxes to be collected from Host Customers.
"Scheduled Note Principal Payment" means for a Payment Date, an amount equal to the sum of: (i) any unpaid portion of the Scheduled Note Principal Payments from prior Payment Dates, and (ii) the product of: (a)(1) the Scheduled Outstanding Note Balance for the prior Payment Date minus (2) the Scheduled Outstanding Note Balance for such Payment Date; and (b) a fraction (1) the numerator of which is equal to the Outstanding Note Balance (without taking into account any distributions to be made on such Payment Date) minus the unpaid portion of the Scheduled Note Principal Payments from prior Payment Dates and (2) the denominator of which is the Scheduled Outstanding Note Balance for the prior Payment Date.
"Scheduled Outstanding Note Balance" means for each Payment Date, the amount set forth as the Scheduled Outstanding Note Balance on Schedule IV to the Indenture.
"Scheduled PBI Payments" means for each Designated Solar Asset for each Collection Period, the Included PBI Payments scheduled to be paid by a PBI Obligor during such Collection Period, if any, as set forth on Schedule III to the Indenture, as the same may be adjusted by the Transaction Manager to reflect that such Designated Solar Asset has become a Defaulted Solar Asset, a Terminated Solar Asset or a Defective Solar Asset.
"Securities Act" means the Securities Act of 1933, as amended.
"Securities Depository" means an organization registered as a "Securities Depository" pursuant to Section 17A of the Exchange Act.
"Securities Depository Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time a Securities Depository effects book-entry transfers and pledges of securities deposited with the Securities Depository.
"Similar Law" has the meaning set forth in Section 2.07(c)(v) of the Indenture.
"Single Employer Plan" means any "employee pension benefit plan" (as such term is defined in Section 3(2) of ERISA), other than a Multi‑Employer Plan, that is subject to Title IV of ERISA

ANNEX A

or Section 412 of the Code and is sponsored or maintained by the Borrower or any ERISA Affiliate or for which the Issuer or any ERISA Affiliate may have liability by reason of being deemed to be a contributing sponsor under Section 4069 of ERISA.
"Solar Asset" means one of the Solar Assets identified on the Schedule of Solar Assets and consists of (i) a PV System installed on a residential property, (ii) all related rights, Permits and manufacturer, installer and other warranties (in each case, to the extent transferable), (iii) all rights and remedies of the lessor/seller under the related Customer Agreement, including all Host Customer Payments after the Cut-Off Date and any related security therefor, (iv) all rights and remedies of the payee of any Included PBI Payments related to such PV System after the Cut-Off Date, and (v) all documentation related to such PV System, the Customer Agreement and applicable PBI Documents, if any.
"Solar Asset Management Files" means such files, documents, and computer files (including those documents comprising the Custodian File) necessary for the Transaction Manager to perform the Management Services.
"Sponsor" means Sunrun.
"State" means any one or more of the states comprising the United States and the District of Columbia.
"Subcontractor" means any person to whom the Transaction Manager subcontracts any of its obligations under the Transaction Management Agreement, including the vendors and any person to whom such obligations are further subcontracted of any tier.
"Sunrun" means Sunrun Inc., a Delaware corporation.
"Sunrun Conveyed Property" means the property distributed, contributed and sold under the Sunrun Distribution, Contribution and Sale Agreement.
"Sunrun Distribution, Contribution and Sale Agreement" means the distribution, contribution and sale agreement, dated as of the Closing Date, by and among Sunrun, Sunrun Zeus Holdco 2017, LLC, the Original Project Company Owner, Sunrun Xanadu Holdco, Sunrun Xanadu Investor, the Depositor and the Project Company.
"Sunrun Financing Statement" means, with respect to Sunrun, the UCC-1 financing statement naming the Indenture Trustee as the secured party, Sunrun as debtor, and Sunrun Xanadu Holdco, Sunrun Xanadu Investor, the Depositor and the Issuer as intermediate assignors.

ANNEX A

"Sunrun Party" means any of Sunrun, Sunrun Xanadu Holdco, Sunrun Xanadu Investor, the Depositor or the Issuer.
"Sunrun Xanadu Holdco" means Sunrun Xanadu Holdco 2019-1, LLC, a Delaware limited liability company.
"Sunrun Xanadu Holdco Financing Statement" means with respect to Sunrun Xanadu Holdco, the UCC-1 financing statement naming the Indenture Trustee as the secured party, Sunrun Xanadu Holdco as debtor, and Sunrun Xanadu Investor, the Depositor and the Issuer as intermediate assignors.
"Sunrun Xanadu Investor" means Sunrun Xanadu Investor 2019-1, LLC, a Delaware limited liability company.
"Sunrun Xanadu Investor Financing Statement" means with respect to Sunrun Xanadu Investor, the UCC-1 financing statement naming the Indenture Trustee as the secured party, Sunrun Xanadu Investor as debtor, and the Depositor and the Issuer as intermediate assignors.
"Super-Majority Noteholders" means Noteholders representing not less than 66-2/3% of the Outstanding Note Balance of Notes then Outstanding.
"Tax" (and, with correlative meaning, "Taxes" and "Taxable") means:
(i)    any taxes, customs, duties, charges, fees, levies, penalties or other assessments imposed by any federal, state, local or foreign taxing authority, including, but not limited to, income, gross receipts, windfall profit, severance, property, production, sales, use, license, excise, franchise, net worth, employment, occupation, payroll, withholding, social security, alternative or add-on minimum, ad valorem, transfer, stamp, or environmental tax, or any other tax, custom, duty, fee, levy or other like assessment or charge of any kind whatsoever, together with any interest, penalty, addition to tax, or additional amount attributable thereto; and
(ii)    any liability for the payment of amounts with respect to payment of a type described in clause (i), including as a result of being a member of an affiliated, consolidated, combined or unitary group, as a result of succeeding to such liability as a result of merger, conversion or asset transfer or as a result of any obligation under any tax sharing arrangement or tax indemnity agreement.
"Tax Opinion" means an Opinion of Counsel to the effect that an amendment or modification of the Indenture will not materially adversely affect the federal income taxation of any Note as debt for federal income tax purposes, or adversely affect the federal tax classification status of the Issuer.

ANNEX A

"Tax Returns" means any return, report or similar statement required to be filed with respect to any Taxes (including attached schedules), including any IRS Form K-1 issued by the Issuer, information return, claim for refund, amended return or declaration of estimated Tax.
"Terminated Solar Asset" means (i) a Solar Asset for which the related PV System has experienced an Event of Loss and is not repaired, restored, replaced or rebuilt to substantially the same condition as it existed immediately prior to the Event of Loss within 180 days of such Event of Loss or (ii) is deemed to be a Terminated Solar Asset by the Transaction Manager in accordance with the Transaction Management Agreement.
"Termination Date" means the date on which the Indenture Trustee shall have received payment and performance of all Issuer Secured Obligations.
"Termination Statement" has the meaning set forth in Section 2.12(i) of the Indenture.
"Total Debt Service" means for each Payment Date an amount equal to the sum of (i) the Note Interest for such Payment Date and (ii) the Scheduled Note Principal Payment for such Payment Date.
"Transaction Documents" means, collectively, the Indenture, the Contribution Agreements, the Performance Guaranty, the Transaction Management Agreement, the Manager Transition Agreement, the Note Purchase Agreement, the Custodial Agreement, the Account Control Agreement, the Project Company Guaranty, the Project Company Security Agreement and the Note Depository Agreement.
"Transaction Management Agreement" means that certain Transaction Management Agreement, dated as of the Closing Date, between the Transaction Manager and the Issuer.
"Transaction Management Services" has the meaning set forth in Section 2.1(a) of the Transaction Management Agreement.
"Transaction Management Standard" has the meaning set forth in Section 2.1(a) of the Transaction Management Agreement.
"Transaction Manager" means Sunrun as the initial Transaction Manager or any other Replacement Transaction Manager acting as Transaction Manager pursuant to the Transaction Management Agreement. Unless the context otherwise requires, "Transaction Manager" also refers to any successor Transaction Manager appointed pursuant to the Transaction Management Agreement.

ANNEX A

"Transaction Manager Fee" means for each Payment Date (in accordance with and subject to the Priority of Payments) an amount equal to $[***], which will be increased by [***]% on January 1 of each year commencing on January 1, 2020.
"Transaction Manager Termination Event" has the meaning set forth in Section 5.1 of the Transaction Management Agreement.
"Transfer" means any direct or indirect transfer or sale of any Ownership Interest in a Note.
"Transferee" means any Person who is acquiring by Transfer any Ownership Interest in a Note.
"Transferee Letter" means a letter in the form of Exhibit B to the Indenture executed by a Transferee in connection with a Transfer.
"Transaction Transition Manager" means Wells Fargo as the Transaction Transition Manager under the Manager Transition Agreement.
"Transaction Transition Manager Expenses" means any reasonable documented out-of-pocket expenses incurred by the Transaction Transition Manager in taking actions required in its role as Transaction Transition Manager and any indemnities owed to the Transaction Transition Manager in accordance with the Manager Transition Agreement.
"Transaction Transition Manager Fee" means for each Payment Date (in accordance with and subject to the Priority of Payments), an amount equal to $[***].
"Trust Estate" means all property and rights of the Issuer Granted to the Indenture Trustee pursuant to the Granting Clause of the Indenture for the benefit of the Noteholders.
"UCC" means the Uniform Commercial Code as adopted in the State of New York or in any other State having jurisdiction over the assignment, transfer, pledge of the Solar Assets from the Originator to the Depositor, the Depositor to the Issuer or of the Trust Estate from the Issuer to the Indenture Trustee.
"Unscheduled Note Principal Payment" means for any Payment Date means an amount equal to the sum of:
(i)     the product of (1) [***]% and (2) the sum of:

ANNEX A

(a) the sum of the Discounted Solar Asset Balance of each Solar Asset that became a Terminated Solar Asset during the related Collection Period (such Discounted Solar Asset Balance measured immediately prior to the Solar Asset becoming a Terminated Solar Asset);
(b) the sum of the Discounted Solar Asset Balance of each Solar Asset that became a Defaulted Solar Asset during the related Collection Period (such Discounted Solar Asset Balance measured immediately prior to the Solar Asset becoming a Defaulted Solar Asset);
(c) the sum of, for each Solar Asset as to which a Host Customer or PBI Obligor has elected to prepay all or any portion of any remaining expected payments due under the related Customer Agreement or PBI Documents, the excess of (i) the Discounted Solar Asset Balance of such Solar Asset (measured immediately prior to such prepayment), over (ii) the Discounted Solar Asset Balance of such Solar Asset (measured immediately after such prepayment);
(d) the sum of the Discounted Solar Asset Balance of each Solar Asset that became a Host Customer Purchased Solar Asset during the related Collection Period (such Discounted Solar Asset Balance measured immediately prior to the exercise of such purchase option);
(e) any Payment Facilitation Amounts with respect to the related Collection Period;
(ii)    Repurchase Prices paid for any Solar Assets during the related Collection Period; and
(iii)    any unpaid portion of Unscheduled Note Principal Payments from prior Payment Dates.
"Vice President" means, with respect to Sunrun or the Indenture Trustee, any vice president, whether or not designated by a number or a word or words added before or after the title "vice president."
"Voluntary Prepayment" has the meaning set forth in Section 6.01(a) of the Indenture.
"Voluntary Prepayment Date" has the meaning set forth in Section 6.01(a) of the Indenture.
"Wells Fargo" means Wells Fargo Bank, National Association, a national banking association.

ANNEX A